Published CUSIP Number: 76962RAA4


                                   WACHOVIA
-------------------------------------------------------------------------------


                                  $245,000,000

                                CREDIT AGREEMENT

                                      among

                          RIVIERA HOLDINGS CORPORATION,
                                  as Borrower,

                  CERTAIN DOMESTIC SUBSIDIARIES OF THE BORROWER
                         FROM TIME TO TIME PARTY HERETO,
                                 as Guarantors,

                            THE LENDERS PARTY HERETO,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as Administrative Agent,

                           WELLS FARGO FOOTHILL, INC.,
                              as Syndication Agent

                                       and

                        CIT LENDING SERVICES CORPORATION,
                             as Documentation Agent

                            Dated as of June 8, 2007


                         WACHOVIA CAPITAL MARKETS, LLC,
                    as Sole Lead Arranger and Sole Bookrunner



 Prepared by:

                                TABLE OF CONTENTS
                                                                                      Page

ARTICLE I  DEFINITIONS.................................................................1
   Section 1.1       Defined Terms.....................................................1
                     -------------
   Section 1.2       Other Definitional Provisions....................................33
                     -----------------------------
   Section 1.3       Accounting Terms.................................................34
                     ----------------
   Section 1.4       Time References..................................................35
                     ---------------
   Section 1.5       Execution of Documents...........................................35
                     ----------------------

ARTICLE II  THE LOANS; AMOUNT AND TERMS...............................................35
   Section 2.1       Revolving Loans..................................................35
                     ---------------
   Section 2.2       Term Loan; Incremental Term Loan.................................37
                     --------------------------------
   Section 2.3       Letter of Credit Subfacility.....................................40
                     ----------------------------
   Section 2.4       Swingline Loan Subfacility.......................................44
                     --------------------------
   Section 2.5       Fees.............................................................46
                     ----
   Section 2.6       Commitment Reductions............................................46
                     ---------------------
   Section 2.7       Prepayments......................................................47
                     -----------
   Section 2.8       Default Rate and Payment Dates...................................49
                     ------------------------------
   Section 2.9       Conversion Options...............................................50
                     ------------------
   Section 2.10      Computation of Interest and Fees; Usury..........................51
                     ---------------------------------------
   Section 2.11      Pro Rata Treatment and Payments..................................52
                     -------------------------------
   Section 2.12      Non-Receipt of Funds by the Administrative Agent.................54
                     ------------------------------------------------
   Section 2.13      Inability to Determine Interest Rate.............................56
                     ------------------------------------
   Section 2.14      Yield Protection.................................................56
                     ----------------
   Section 2.15      Indemnity; Eurocurrency Liabilities..............................58
                     -----------------------------------
   Section 2.16      Taxes............................................................58
                     -----
   Section 2.17      Indemnification; Nature of Issuing Lender's Duties...............61
                     --------------------------------------------------
   Section 2.18      Illegality.......................................................62
                     ----------
   Section 2.19      Replacement of Lenders...........................................63
                     ----------------------

ARTICLE III  REPRESENTATIONS AND WARRANTIES...........................................64
   Section 3.1       Financial Condition..............................................64
                     -------------------
   Section 3.2       No Material Adverse Effect; Internal Control Event...............64
                     --------------------------------------------------
   Section 3.3       Corporate Existence; Compliance with Law.........................65
                     ----------------------------------------
   Section 3.4       Corporate Power; Authorization; Enforceable Obligations..........65
                     -------------------------------------------------------
   Section 3.5       No Legal Bar; No Default.........................................66
                     ------------------------
   Section 3.6       No Material Litigation...........................................66
                     ----------------------
   Section 3.7       Investment Company Act; etc......................................66
                     ----------------------------
   Section 3.8       Margin Regulations...............................................66
                     ------------------
   Section 3.9       ERISA............................................................67
                     -----
   Section 3.10      Environmental Matters............................................67
                     ---------------------
   Section 3.11      Use of Proceeds..................................................68
                     ---------------
   Section 3.12      Subsidiaries; Joint Ventures; Partnerships.......................68
                     ------------------------------------------
   Section 3.13      Ownership........................................................69
                     ---------
   Section 3.14      Indebtedness.....................................................69
                     ------------
   Section 3.15      Taxes............................................................69
                     -----
   Section 3.16      Intellectual Property Rights.....................................69
                     ----------------------------


   Section 3.17      Solvency.........................................................70
                     --------
   Section 3.18      Investments......................................................70
                     -----------
   Section 3.19      Location of Collateral...........................................71
                     ----------------------
   Section 3.20      No Burdensome Restrictions.......................................71
                     --------------------------
   Section 3.21      Brokers' Fees....................................................71
                     -------------
   Section 3.22      Labor Matters....................................................71
                     -------------
   Section 3.23      Accuracy and Completeness of Information.........................71
                     ----------------------------------------
   Section 3.24      Material Contracts...............................................72
                     ------------------
   Section 3.25      Insurance........................................................72
                     ---------
   Section 3.26      Security Documents...............................................72
                     ------------------
   Section 3.27      Regulation H.....................................................72
                     ------------
   Section 3.28      Classification of Senior Indebtedness............................72
                     -------------------------------------
   Section 3.29      Anti-Terrorism Laws..............................................73
                     --------------------
   Section 3.30      Compliance with OFAC Rules and Regulations.......................73
                     ------------------------------------------
   Section 3.31      Compliance with FCPA.............................................73
                     --------------------
   Section 3.32      Consent; Governmental Authorizations.............................73
                     ------------------------------------

ARTICLE IV  CONDITIONS PRECEDENT......................................................74
   Section 4.1       Conditions to Closing Date.......................................74
                     --------------------------
   Section 4.2       Conditions to All Extensions of Credit...........................80
                     --------------------------------------

ARTICLE V  AFFIRMATIVE COVENANTS......................................................81
   Section 5.1       Financial Statements.............................................82
                     --------------------
   Section 5.2       Certificates; Other Information..................................83
                     -------------------------------
   Section 5.3       Payment of Taxes and Other Obligations...........................85
                     --------------------------------------
   Section 5.4       Conduct of Business and Maintenance of Existence.................85
                     ------------------------------------------------
   Section 5.5       Maintenance of Property; Insurance...............................85
                     ----------------------------------
   Section 5.6       Inspection of Property; Books and Records; Discussions...........86
                     ------------------------------------------------------
   Section 5.7       Notices..........................................................86
                     -------
   Section 5.8       Environmental Laws...............................................87
                     ------------------
   Section 5.9       Financial Covenant...............................................88
                     ------------------
   Section 5.10      Additional Guarantors............................................89
                     ---------------------
   Section 5.11      Compliance with Law..............................................89
                     -------------------
   Section 5.12      Pledged Assets...................................................89
                     --------------
   Section 5.13      Hedging Agreements...............................................90
                     ------------------
   Section 5.14      Covenants Regarding Patents, Trademarks and Copyrights...........90
                     ------------------------------------------------------
   Section 5.15      Ratings..........................................................92
                     -------
   Section 5.16      Landlord Waivers.................................................92
                     ----------------
   Section 5.17      Appraisals.......................................................92
                     ----------
   Section 5.18      Additional Matters...............................................92
                     ------------------

ARTICLE VI  NEGATIVE COVENANTS........................................................94
   Section 6.1       Indebtedness.....................................................94
                     ------------
   Section 6.2       Liens............................................................95
                     -----
   Section 6.3       Nature of Business...............................................95
                     ------------------
   Section 6.4       Consolidation, Merger, Sale or Purchase of Assets, etc...........96
                     ------------------------------------------------------
   Section 6.5       Advances, Investments and Loans..................................97
                     -------------------------------
   Section 6.6       Transactions with Affiliates.....................................97
                     ----------------------------


   Section 6.7       Ownership of Subsidiaries; Restrictions..........................97
                     ---------------------------------------
   Section 6.8       Corporate Changes; Material Contracts............................97
                     -------------------------------------
   Section 6.9       Limitation on Restricted Actions.................................98
                     --------------------------------
   Section 6.10      Restricted Payments..............................................98
                     -------------------
   Section 6.11      Amendment of Subordinated Debt...................................98
                     -------------------------------
   Section 6.12      Sale Leasebacks..................................................98
                     ---------------
   Section 6.13      No Further Negative Pledges......................................99
                     ---------------------------
   Section 6.14      Account Control Agreements; Additional Bank Accounts.............99
                     ----------------------------------------------------

ARTICLE VII  EVENTS OF DEFAULT........................................................99
   Section 7.1       Events of Default................................................99
                     -----------------
   Section 7.2       Acceleration; Remedies..........................................103
                     ----------------------

ARTICLE VIII  THE ADMINISTRATIVE AGENT...............................................104
   Section 8.1       Appointment and Authority.......................................104
                     -------------------------
   Section 8.2       Nature of Duties................................................105
                     ----------------
   Section 8.3       Exculpatory Provisions..........................................105
                     ----------------------
   Section 8.4       Reliance by Administrative Agent................................106
                     --------------------------------
   Section 8.5       Notice of Default...............................................106
                     -----------------
   Section 8.6       Non-Reliance on Administrative Agent and Other Lenders..........107
                     ------------------------------------------------------
   Section 8.7       Indemnification.................................................107
                     ---------------
   Section 8.8       Administrative Agent in Its Individual Capacity.................108
                     -----------------------------------------------
   Section 8.9       Successor Administrative Agent..................................108
                     ------------------------------
   Section 8.10      Collateral and Guaranty Matters.................................109
                     -------------------------------

ARTICLE IX  MISCELLANEOUS............................................................109
   Section 9.1       Amendments, Waivers and Release of Collateral...................109
                     ---------------------------------------------
   Section 9.2       Notices.........................................................113
                     -------
   Section 9.3       No Waiver; Cumulative Remedies..................................114
                     ------------------------------
   Section 9.4       Survival of Representations and Warranties......................115
                     ------------------------------------------
   Section 9.5       Payment of Expenses and Taxes; Indemnity........................115
                     ----------------------------------------
   Section 9.6       Successors and Assigns; Participations..........................117
                     --------------------------------------
   Section 9.7       Right of Set-off; Sharing of Payments...........................120
                     -------------------------------------
   Section 9.8       Table of Contents and Section Headings..........................121
                     --------------------------------------
   Section 9.9       Counterparts; Integration; Effectiveness; Electronic Execution..121
                     --------------------------------------------------------------
   Section 9.10      Severability....................................................122
                     ------------
   Section 9.11      Integration.....................................................122
                     -----------
   Section 9.12      Governing Law...................................................122
                     -------------
   Section 9.13      Consent to Jurisdiction; Service of Process and Venue...........122
                     -----------------------------------------------------
   Section 9.14      Confidentiality.................................................123
                     ---------------
   Section 9.15      Acknowledgments.................................................124
                     ---------------
   Section 9.16      Waivers of Jury Trial; Waiver of Consequential Damages..........124
                     ------------------------------------------------------
   Section 9.17      Patriot Act Notice..............................................125
                     ------------------
   Section 9.18      Resolution of Drafting Ambiguities..............................125
                     ----------------------------------
   Section 9.19      Continuing Agreement............................................125
                     --------------------
   Section 9.20      Regulatory Matters..............................................125
                     ------------------
   Section 9.21      Lender Consent..................................................126
                     --------------

ARTICLE X  GUARANTY..................................................................126
   Section 10.1      The Guaranty....................................................126
                     ------------
   Section 10.2      Bankruptcy......................................................127
                     ----------
   Section 10.3      Nature of Liability.............................................128
                     -------------------
   Section 10.4      Independent Obligation..........................................128
                     ----------------------
   Section 10.5      Authorization...................................................128
                     -------------
   Section 10.6      Reliance........................................................128
                     --------
   Section 10.7      Waiver..........................................................129
                     ------
   Section 10.8      Limitation on Enforcement.......................................130
                     -------------------------
   Section 10.9      Confirmation of Payment.........................................130
                     -----------------------

ARTICLE XI  SUBORDINATION OF INTERCOMPANY DEBT.......................................130
   Section 11.1      Subordination...................................................130
                     -------------
   Section 11.2      Priority and Payment of Proceeds in Certain Events..............131
                     --------------------------------------------------
   Section 11.3      Restrictions on Actions by Credit Parties.......................131
                     -----------------------------------------
   Section 11.4      Miscellaneous...................................................132
                     -------------

Schedules

Schedule 1.1(a)        Investments
Schedule 1.1(b)        Liens
Schedule 3.3           Jurisdictions of Organization and Qualification
Schedule 3.12          Subsidiaries
Schedule 3.16          Intellectual Property
Schedule 3.19(a)       Location of Real Property
Schedule 3.19(b)       Location of Collateral
Schedule 3.19(c)       Chief Executive Offices
Schedule 3.19(d)       Mortgaged Properties
Schedule 3.22          Labor Matters
Schedule 3.24          Material Contracts
Schedule 3.25          Insurance
Schedule 6.1(b)        Indebtedness
Schedule 6.14          Accounts

Exhibits

Exhibit 1.1(a)         Form of Account Designation Notice
Exhibit 1.1(b)         Form of Assignment and Assumption
Exhibit 1.1(c)         Form of Deposit Account Control Agreement
Exhibit 1.1(d)         Form of Joinder Agreement
Exhibit 1.1(e)         Form of Notice of Borrowing
Exhibit 1.1(f)         Form of Notice of Conversion/Extension
Exhibit 1.1(g)         Form of Securities Account Control Agreement
Exhibit 2.1(a)         Form of Funding Indemnity Letter
Exhibit 2.1(e)         Form of Revolving Note
Exhibit 2.2(d)         Form of Term Loan Note
Exhibit 2.4(d)         Form of Swingline Note
Exhibit 4.1(a)         Form of Lender Consent
Exhibit 4.1(b)         Form of Officer's Certificate
Exhibit 4.1(d)         Form of Landlord Waiver
Exhibit 4.1(g)         Form of Solvency Certificate
Exhibit 4.1(p)         Form of Financial Condition Certificate
Exhibit 4.1(q)         Form of Patriot Act Certificate
Exhibit 5.2(b)         Form of Officer's Compliance Certificate

         CREDIT AGREEMENT, dated as of June 8, 2007 among RIVIERA HOLDINGS CORPORATION, a Nevada corporation (the "Borrower"), each of those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and such other Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (such Subsidiaries, each a "Guarantor" and collectively, the "Guarantors"), the several banks and other financial institutions as are, or may from time to time become parties to this Agreement (each a "Lender" and, collectively, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

         WHEREAS, the Credit Parties (as hereinafter defined) have requested that the Lenders make loans and other financial accommodations to the Credit Parties in an aggregate amount of up to $245,000,000, as more particularly described herein; and

         WHEREAS, the Lenders have agreed to make such loans and other financial accommodations to the Credit Parties on the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1       Defined Terms.

         As used in this Agreement, terms defined in the preamble to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

         "ABR Default Rate" shall have the meaning set forth in Section 2.8.

         "Account Designation Notice" shall mean the Account Designation Notice dated as of the Closing Date from the Borrower to the Administrative Agent in substantially the form attached hereto as Exhibit 1.1(a).

         "Additional Credit Party" shall mean each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 5.10.

         "Additional Term Loan" shall have the meaning set forth in Section 2.2(e).

         "Administrative Agent" or "Agent" shall have the meaning set forth in the first paragraph of this Agreement and shall include any successors in such capacity.

         "Administrative Questionnaire" shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate" shall mean, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Agreement" or "Credit Agreement" shall mean this Agreement, as amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with its terms.

         "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:
"Prime Rate" shall mean, at any time, the rate of interest per annum publicly announced or otherwise identified from time to time by Wachovia at its principal office in Charlotte, North Carolina as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms above, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

         "Alternate Base Rate Loans" shall mean Loans that bear interest at an interest rate based on the Alternate Base Rate.

         "Applicable Percentage" shall mean, (a) for any day with respect to Revolving Loans, the rate per annum set forth below opposite the applicable level then in effect (based on the Consolidated Leverage Ratio), it being understood that the Applicable Percentage for (i) Revolving Loans that are Alternate Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) Revolving Loans that are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Margin & L/C Fee", and (iii) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

--------------------------------------------------------------------------------
                                 Applicable Percentage
--------------------------------------------------------------------------------
                                   LIBOR Margin
           Consolidated Leverage    & L/C Fee    Base Rate      Commitment Fee
 Level             Ratio                          Margin
-------- ------------------------- ------------- ------------- -------------
   I          => 5.00 to 1.00         2.00%         1.00%           0.50%
-------- ------------------------- ------------- ------------- -------------
   II      => 4.00 to 1.00 but <      1.75%         0.75%           0.50%
                5.00 to 1.00
-------- ------------------------- ------------- ------------- -------------
  III          < 4.00 to 1.00         1.50%         0.50%           0.375%
-------- ------------------------- ------------- ------------- -------------


(b) for any day with respect to the Term Loan, the following rate per annum, (i) so long as the Consolidated Leverage Ratio is greater than or equal to 4.75 to
1.0 as of the last day of the most recently ended fiscal quarter, that portion of the Term Loan comprised of Alternate Base Rate Loans shall be 1.00% at all times, (ii) so long as the Consolidated Leverage Ratio is less than 4.75 to 1.0 as of the last day of the most recently ended fiscal quarter, that portion of the Term Loan comprised of Alternate Base Rate Loans shall be 0.75% at all times, (iii) so long as the Consolidated Leverage Ratio is greater than or equal to 4.75 to 1.0 as of the last day of the most recently ended fiscal quarter, that portion of the Term Loan comprised of LIBOR Rate Loans shall be 2.00% at all times and (iv) so long as the Consolidated Leverage Ratio is less than 4.75 to 1.0 as of the last day of the most recently ended fiscal quarter, that portion of the Term Loan comprised of LIBOR Rate Loans shall be 1.75%.

         The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information (in the case of the first three fiscal quarters of the Borrower's fiscal year), the annual financial information (in the case of the fourth fiscal quarter of the Borrower's fiscal year) and the certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(b) (each an "Interest Determination Date"). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. After the Closing Date, if the Credit Parties shall fail to provide the financial information or certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(b), the Applicable Percentage shall, on the date five (5) Business Days after the date by which the Credit Parties were so required to provide such financial information or certifications to the Administrative Agent and the Lenders, be based on (a) with respect to Revolving

Loans, Level I and (b) with respect to the Term Loans, clauses (i) and (iii) set forth above, in each case until such time as such information or certifications or corrected information or corrected certificates are provided, whereupon the level shall be determined by the then current Consolidated Leverage Ratio. Notwithstanding the foregoing, the initial Applicable Percentages for the Revolving Loans and the Commitment Fee shall be set at Level I until the financial information and certificates required to be delivered pursuant to Sections 5.1 and 5.2 for the first full fiscal quarter to occur after the Closing Date have been delivered to the Administrative Agent. In the event that any financial statement or certification delivered pursuant to Section 5.1 is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Percentage for any period (an "Applicable Period") than the Applicable Percentage applied for such Applicable Period, then the Borrower shall immediately (i) deliver to the Administrative Agent a corrected compliance certificate for such Applicable Period, (ii) determine the Applicable Percentage for such Applicable Period based upon the corrected compliance certificate, and (iii) immediately pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Percentage for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section
2.11. It is acknowledged and agreed that nothing contained herein shall limit the rights of the Administrative Agent and the Lenders under the Credit Documents, including their rights under Sections 2.8 and 7.1 and other of their respective rights under this Agreement.

         "Approval" shall mean all approvals, consents, licenses, permits, authorizations, registrations, declarations, concessions, orders, filings, notices, findings of suitability, franchises, waivers, exemptions and other similar authorizations.

         "Approved Bank" shall have the meaning set forth in the definition of "Cash Equivalents."

         "Approved Fund" shall mean any Fund that is administered, managed or underwritten by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         "Arranger" shall mean Wachovia Capital Markets, LLC, together with its successors and assigns.

         "Asset Disposition" shall mean the disposition of any or all of the assets (including, without limitation, the Equity Interest of a Subsidiary or any ownership interest in a joint venture) of any Credit Party or any Subsidiary whether by sale, lease, transfer or otherwise, in a single transaction or in a series of transactions. The term "Asset Disposition" shall not include (a) the sale, lease, transfer or other disposition of assets permitted by Subsections 6.4(a)(i) through (v), or (b) any Equity Issuance.

         "Assignment and Assumption" shall mean an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by the definition of Eligible Assignee and Section 9.6), and accepted by the Administrative Agent, in substantially the form of
Exhibit 1.1(b) or any other form approved by the Administrative Agent.

         "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

         "Bankruptcy Event" shall mean any of the events described in Section 7.1(f).

         "Bankruptcy Event of Default" shall mean an Event of Default specified in Section 7.1(f).

         "Board of Directors" shall mean the board of directors (or comparable managers) of the Borrower or any committee thereof duly authorized to act on behalf of the Borrower.

         "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.

         "Borrowing Date" shall mean, in respect of any Loan, the date such Loan is made.

         "Business" shall have the meaning set forth in Section 3.10.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; provided, however, that when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

         "Capital Lease" shall mean any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

         "Capital Lease Obligations" shall mean the capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

         "Cash Equivalents" shall mean (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (b) Dollar denominated time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (ii) any bank whose short-term commercial paper rating at the time of the acquisition thereof is at least A-1 or the equivalent thereof from S&P or from Moody's is at least P-1 or the equivalent thereof from Moody's (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (e) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (f) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's, (g) money market accounts subject to Rule 2a-7 of the Exchange Act ("SEC Rule 2a-7") which consist primarily of cash and cash equivalents set forth in clauses (a) through (f) above and of which 95% shall at all times be comprised of First Tier Securities (as defined in SEC Rule 2a-7) and any remaining amount shall at all times be comprised of Second Tier Securities (as defined in SEC Rule 2a-7) and
(h) shares of any so-called "money market fund," provided that such fund is registered under the Investment Company Act of 1940, has net assets of at least $100,000,000 and has an investment portfolio with an average maturity of 365 days or less.

         "Casino" shall mean a gaming establishment owned, directly or indirectly, by the Borrower or any of the Guarantors and any hotel, building, restaurant, theater, amusement park, other entertainment facility, sport facility, parking facilities, retail shops, convention or meeting facilities, land, equipment, and other property asset directly ancillary thereto and used or to be used in connection therewith.

         "Casino Licenses" shall mean any material license, franchise or other approval or authorization required to own, lease or operate a Casino or otherwise conduct gaming in any jurisdiction in which the Borrower or any Guarantor conducts or proposes in good faith to conduct a gaming business, including any applicable liquor license.

         "CDG" shall mean the Colorado Division of Gaming.

         "Change in Law" shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

         "Change of Control" shall mean (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35%, or more, of the Voting Stock of the Borrower and has obtained all necessary permits, licenses and/or approvals from the applicable Gaming Authorities for purposes of directing operations and ownership of the Credit Parties or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors or (c) the Borrower or any Guarantor ceases to directly own and control 100% of the outstanding Capital Stock of each of its Subsidiaries (other than the Excluded Subsidiaries) which it owns or controls as of the Closing Date or (d) a "Change of Control" (as that term is defined in the Senior Indenture) has occurred to the extent the Senior Indenture is then in effect.

         "Closing Date" shall mean the date of this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean a collective reference to the collateral which is identified in, and at any time will be covered by, the Security Documents and any other property or assets of a Credit Party, whether tangible or intangible and whether real or personal, that may from time to time secure the Credit Party Obligations, but specifically excluding the Excluded Assets.

         "Collection Action" shall mean (a) to accelerate the Intercompany Debt or (b) to initiate or participate with others in any Bankruptcy Event or any other suit, action or proceeding against any Credit Party to (i) enforce payment of or to collect the whole or any part of the Intercompany Debt or (ii) commence enforcement (judicial or otherwise) of any of the rights and remedies with respect to the Intercompany Debt.

"Colorado Commission" shall mean the Colorado Limited Gaming Control Commission.
 -------------------

         "Colorado Gaming Authorities" shall mean the CDG, the Colorado Commission, the local liquor licensing authority (e.g., the City of Black Hawk) and the Colorado Department of Revenue's Liquor Enforcement Division.

   "Colorado Gaming Notice" shall have the meaning set forth in Section 5.18(b)
   ----------------------

         "Commitment" shall mean the Revolving Commitments, the LOC Commitment, the Term Loan Commitments and the Swingline Commitment, individually or collectively, as appropriate.

         "Commitment Fee" shall have the meaning set forth in Section 2.5(a).

         "Commitment Percentage" shall mean the Revolving Commitment Percentage and/or the Term Loan Commitment Percentage, as appropriate.

         "Commitment Period" shall mean (a) with respect to Revolving Loans and Swingline Loans, the period from and including the Closing Date to but excluding the Revolver Maturity Date and (b) with respect to Letters of Credit, the period from and including the Closing Date to but excluding the date that is thirty
(30) days prior to the Revolver Maturity Date.

         "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001(b)(1) of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 412 of the Code to the extent required by such section, Section 414(m) or 414(o) of the Code.

         "Consolidated" shall mean, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP.

         "Consolidated Capital Expenditures" shall mean, as of any date of determination for the four consecutive fiscal quarter period ending on such date, all expenditures of the Borrower and its Subsidiaries on a Consolidated basis for such period that in accordance with GAAP would be classified as capital expenditures, including, without limitation, Capital Lease Obligations. The term "Consolidated Capital Expenditures" shall not include capital expenditures in respect of the reinvestment of proceeds from Extraordinary Receipts in accordance with the terms of Section 2.7(b)(vi).

         "Consolidated Adjusted EBITDA" shall mean, as of any date of determination for the four consecutive fiscal quarter period ending on such date, without duplication, (a) Consolidated Net Income for such period plus (b) the sum of the following to the extent deducted in calculating Consolidated Net
Income: (i) Consolidated Interest Expense for such period, (ii) tax expense (including, without limitation, any federal, state, local and foreign income and similar taxes) of the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense of the Borrower and its Subsidiaries for such period, (iv) other non-cash charges (excluding reserves for future cash charges) of the Borrower and its Subsidiaries for such period in an amount not to exceed $2,000,000, (v) legal costs and expenses associated with merger transactions paid during such period in an amount not to exceed $1,000,000 per fiscal year, and (vi) amounts paid by the Credit Parties in the form of a topping fee to Riviera Acquisition Holdings, Inc. in an aggregate amount not to exceed $8,000,000 minus (c) non-cash charges previously added back to Consolidated Net Income in determining Consolidated EBITDA to the extent such non-cash charges have become cash charges during such period minus (d) any other non-recurring cash or non-cash gains during such period.

         "Consolidated EBITDA" shall mean, as of any date of determination for the four consecutive fiscal quarter period ending on such date, without duplication, (a) Consolidated Net Income for such period plus (b) the sum of the following to the extent deducted in calculating Consolidated Net Income: (i) Consolidated Interest Expense for such period, (ii) tax expense (including, without limitation, any federal, state, local and foreign income and similar taxes) of the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense of the Borrower and its Subsidiaries for such period, and (iv) other non-cash charges (excluding reserves for future cash charges) of the Borrower and its Subsidiaries for such period in an amount not to exceed $2,000,000 minus (c) non-cash charges previously added back to Consolidated Net Income in determining Consolidated EBITDA to the extent such non-cash charges have become cash charges during such period minus (d) any other non-recurring cash or non-cash gains during such period.

         "Consolidated Funded Debt" shall mean, as of any date of determination, Funded Debt of the Borrower and its Subsidiaries on a Consolidated basis.

         "Consolidated Interest Expense" shall mean, as of any date of determination for the four consecutive fiscal quarter period ending on such date, all interest expense (excluding amortization of debt discount and premium, but including (a) the interest component under Capital Leases and synthetic leases, (b) tax retention operating leases, (c) off-balance sheet loans and similar off-balance sheet financing products and (d) interest obligations in respect of the Westerman Retirement Obligation for such period, in each case for such period of the Borrower and its Subsidiaries on a Consolidated basis.

         "Consolidated Leverage Ratio" shall mean, as of the last day of any fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a Consolidated basis, the ratio of (a) Consolidated Funded Debt of the Borrower and its Subsidiaries on such date to (b) Consolidated Adjusted EBITDA.

         "Consolidated Leverage Incurrence Test" shall mean the requirement that the Consolidated Leverage Ratio shall be less than or equal to the applicable Consolidated Leverage Ratio levels set forth in Section 5.9, notwithstanding whether the Consolidated Leverage Ratio is required to be calculated pursuant to
Section 5.9.

         "Consolidated Net Income" shall mean, as of any date of determination for the four consecutive fiscal quarter period ending on such date, the net income (excluding extraordinary losses and gains and all non-cash income, interest income and tax credits, rebates and other benefits) of the Borrower and its Subsidiaries on a Consolidated basis for such period, all as determined in accordance with GAAP.

         "Consolidated Working Capital" shall mean, as of any date of determination, the excess of (a) current assets (excluding cash and Cash Equivalents) of the Borrower and its Subsidiaries on a Consolidated basis as of such date of determination less (b) current liabilities (excluding the current portion of long term Indebtedness) of the Borrower and its Subsidiaries on a Consolidated basis as of such date of determination, all as determined in accordance with GAAP.

         "Continuing Director" shall mean (a) any member of the Board of Directors who was a director (or comparable manager) of the Borrower on the Closing Date and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of the Borrower (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or settlement thereof.

         "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any contract, agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Copyright Licenses" shall mean any agreement, whether written or oral, providing for the grant by or to a Person of any right under any Copyright, including, without limitation, any such agreement referred to in Schedule 3.16.

         "Copyrights" shall mean all copyrights of the Credit Parties and their Subsidiaries in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any such agreement referred to in Schedule 3.16 and all renewals thereof.

         "Credit Documents" shall mean this Agreement, each of the Notes, any Joinder Agreement, the Custodian Agreement, the Letters of Credit, LOC Documents, each Environmental Indemnity and the Security Documents and all other agreements, documents, certificates and instruments delivered to the Administrative Agent or any Lender by any Credit Party in connection therewith (other than any agreement, document, certificate or instrument related to a Hedging Agreement).

         "Credit Party" shall mean any of the Borrower or the Guarantors.

         "Credit Party Pledge Agreement" shall mean that Pledge Agreement dated as of the Closing Date executed by the Credit Parties and Riviera Gaming Management, Inc., a Nevada corporation in favor of the Administrative Agent, for the benefit of the Secured Parties, as the same may from time to time be amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with the terms hereof and thereof.

         "Credit Party Obligations" shall mean, without duplication, (a) all of the obligations, indebtedness and liabilities of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents, including principal, interest, fees, reimbursements and indemnification obligations and other amounts (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (b) all liabilities and obligations, whenever arising, owing from any Credit Party or any of their Subsidiaries to any Hedging Agreement Provider arising under any Secured Hedging Agreement.

         "Custodian Agreement" shall mean that certain Custodial Agreement by and among the Administrative Agent, a custodian reasonably acceptable to the Administrative Agent and the Borrower, whereby the custodian agrees, after receipt of Pledge Approval, to hold the stock certificate or stock certificates evidencing the Borrower's Equity Interest in ROC, along with undated stock powers related thereto, in Nevada on behalf of the Administrative Agent for the benefit of the Secured Parties.

         "Debt Issuance" shall mean the issuance of any Indebtedness by any Credit Party or any of its Subsidiaries (excluding any Equity Issuance or any Indebtedness of any Credit Party and its Subsidiaries permitted to be incurred pursuant to Sections 6.1(a)-(i) hereof).

         "Default" shall mean any of the events specified in Section 7.1, whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

         "Defaulting Lender" shall mean, at any time, any Lender that, at such time (a) has failed to make a Loan required pursuant to the terms of this Agreement or failed to fund a Participation Interest in accordance with the terms of this Agreement, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Agreement and such default remains uncured, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

         "Deposit Account Control Agreement" shall mean an agreement, among a Credit Party, a depository institution, and the Administrative Agent, which agreement is either substantially in the form of Exhibit 1.1(c) or in a form acceptable to the Administrative Agent and which provides the Administrative Agent with "control" (as such term is used in Article 9 of the Uniform Commercial Code) over the deposit account(s) described therein, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Domestic Lending Office" shall mean, initially, the office of each Lender designated as such Lender's Domestic Lending Office shown in such Lender's Administrative Questionnaire; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

         "Domestic Subsidiary" shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

         "Eligible Assignee" shall mean (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, (ii) in the case of any assignment of a Revolving Commitment, the Issuing Lender, and (iii) unless an Event of Default has occurred and is continuing and so long as the primary syndication of the Loans has been completed as determined by Wachovia, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

         "Environmental Indemnity" shall mean, individually and collectively,
(a) that certain Environmental Indemnity by the Borrower and RBH in favor of the Administrative Agent for the benefit of the Lenders relative to the Riviera Black Hawk Facility and (b) that certain Environmental Indemnity by the Borrower in favor of the Administrative Agent for the benefit of the Lenders relative to the Riviera Las Vegas Facility.

         "Environmental Laws" shall mean any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Agreement.

         "Equity Interest" shall mean (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Equity Issuance" shall mean any issuance by any Credit Party or any Subsidiary to any Person which is not a Credit Party or a Subsidiary of (a) shares or interests of its Equity Interest, (b) any shares or interests of its Equity Interest pursuant to the exercise of options or warrants or similar rights, (c) any shares or interests of its Equity Interest pursuant to the conversion of any debt securities to equity or (d) warrants or options or similar rights that are exercisable or convertible into shares or interests of its Equity Interest. The term "Equity Issuance" shall not include (i) any Asset Disposition or (ii) any Debt Issuance.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Eurodollar Reserve Percentage" shall mean for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "Event of Default" shall mean any of the events specified in Section 7.1; provided, however, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

         "Excess Cash Flow" shall mean, with respect to any fiscal year of the Borrower, for the Borrower and its Subsidiaries on a Consolidated basis, an amount equal to (a) Consolidated EBITDA for such period minus (b) Consolidated Capital Expenditures for such period minus (c) Scheduled Funded Debt Payments made during such period minus (d) Consolidated Interest Expense (excluding any Consolidated Interest Expense associated with intercompany indebtedness) for such period minus (e) amounts paid in cash in respect of federal, state, local and foreign income taxes of the Borrower and its Subsidiaries with respect to such period minus (f) increases in Consolidated Working Capital plus (g) decreases in Consolidated Working Capital minus (h) optional prepayments of the Term Loan and of the Revolving Loans (to the extent accompanied by a corresponding reduction of the Revolving Commitments).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Excluded Assets" shall mean any Approval issued by any Gaming Authority or any other Governmental Authority or any other personal property, including, without limitation, cash reserves, solely to the extent that any Gaming Law, directive of the Gaming Authorities or other Requirement of Law prohibits the applicable Credit Party from granting a Lien therein.

         "Excluded Subsidiaries" shall mean Riviera Gaming Management,  Inc.,
          ---------------------
Riviera Gaming Management of Missouri,  Inc. and Riviera

Gaming Management of New Mexico, Inc.

         "Excluded Taxes" shall mean, with respect to the Administrative Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with
Section 2.16, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.16.

         "Extension of Credit" shall mean, as to any Lender, the making of a Loan by such Lender, any conversion of a Loan from one Type to another Type, any extension of any Loan or the issuance of, or participation in, a Letter of Credit or Swingline Loan by such Lender.

         "Extraordinary Receipt" shall mean any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments; provided, however, that an Extraordinary Receipt shall not include cash receipts from tax refunds, proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (a) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of
Section 2.7 or (b) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

         "Facility" shall mean one or more of (a) the Riviera Las Vegas Facility and (b) the Riviera Black Hawk Facility.

         "Federal Funds Effective Rate" shall have the meaning set forth in the definition of "Alternate Base Rate".

         "Fee Letter" shall mean the letter agreement dated April 27, 2007, addressed to the Borrower from Wachovia and the Arranger, as amended, modified, extended, restated, replaced, or supplemented from time to time.

         "Flood Hazard Property" shall mean any Mortgaged Property that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards.

         "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

         "Fund" shall mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "Funded Debt" shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations (including, without limitation, earnout obligations) of such Person incurred, issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person prepared in accordance with GAAP, (e) the principal portion of all obligations of such Person under Capital Leases, (f) the maximum amount of all letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (g) all preferred Equity Interest or other equity interests issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (h) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product,
(i) obligations of such Person under non-compete agreements to the extent such obligations are quantified contingent obligations of such Person under GAAP principles, (j) all obligations of such Person under Hedging Agreements, excluding any portion thereof which would be accounted for as interest expense under GAAP, (k) all Indebtedness of others of the type described in clauses (a) through (j) hereof secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed,
(l) all Guaranty Obligations of such Person with respect to Indebtedness of another Person of the type described in clauses (a) through (j) hereof, and (m) all Indebtedness of the type described in clauses (a) through (j) hereof of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer. Notwithstanding the foregoing, Funded Debt shall not include the Satisfaction and Discharge Deposit.

         "GAAP" shall mean generally accepted accounting principles in effect in the United States of America (or, in the case of Foreign Subsidiaries with significant operations outside the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization or formation) applied on a consistent basis, subject, however, in the case of determination of compliance with the financial covenants set out in Section 5.9 to the provisions of Section 1.3.

         "Gaming Authority" shall mean any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States of America or foreign government (including Native American governments), any state, province, city or other political subdivision thereof, whether now or hereafter existing, or any officer or official thereof, including the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board, the Colorado Limited Gaming Control Commission, the Colorado Division of Gaming, the local liquor licensing authority in Colorado (e.g., the City of Black Hawk), the Colorado Department of Revenue's Enforcement Divisions, and any other agency with authority to regulate any gaming or liquor operation (or proposed gaming or liquor operation) owned, managed or operated by the Borrower or any of its Subsidiaries.

         "Gaming Laws" shall mean all applicable federal, state and local laws, rules and regulations pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gaming or liquor within any jurisdiction: and (i) within the State of Nevada, specifically, the Nevada Gaming Control Act, as codified in Chapter 463 of the Nevada Revised Statutes, as amended from time to time, the regulations of the NGC promulgated thereunder and the Clark County Code, as amended from time to time and (ii) within the State of Colorado, specifically, the Colorado Limited Gaming Act, as codified in Title 12 Article 47.1 of the Colorado Revised Statutes, and regulations and orders promulgated thereunder by the Colorado Commission, and the Colorado Liquor Code, as codified in Title 12 Article 47 of the Colorado Revised Statutes, and regulations and orders promulgated thereunder.

         "Gaming Pledge Agreement" shall mean the Pledge Agreement dated as of the Closing Date executed by the Borrower in favor of the Administrative Agent, for the benefit of the Secured Parties, whereby the Borrower pledges its Equity Interests in ROC, as the same may from time to time be amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with the terms hereof and thereof.

         "Government Acts" shall have the meaning set forth in Section 2.17.

         "Government Obligations" shall have the meaning set forth in the definition of "Cash Equivalents."

         "Governmental Authority" shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "Guarantor" shall mean each Domestic Subsidiary of the Borrower from time to time party hereto other than the Excluded Subsidiaries.

         "Guaranty" shall mean the guaranty of the Guarantors set forth in
Article X.

         "Guaranty Obligations" shall mean, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (d) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

         "Hedging Agreement Provider" shall mean any Person that enters into a Secured Hedging Agreement with a Credit Party or any of its Subsidiaries that is permitted by Section 6.1(e) to the extent such Person is a Lender, an Affiliate of a Lender or any other Person that was a Lender (or an Affiliate of a Lender) at any time (or whose Affiliate has ceased to be a Lender) under the Credit Agreement; provided, in the case of a Secured Hedging Agreement with a Person who is no longer a Lender, such Person shall be considered a Hedging Agreement Provider only through the stated maturity date (without extension or renewal) of such Secured Hedging Agreement.

         "Hedging Agreements" shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate hedging agreements.

         "Incremental Term Facility" shall have the meaning set forth in Section 2.2(e).

         "Indebtedness" shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations (including, without limitation, earnout obligations) of such Person incurred, issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed,
(g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all Capital Lease Obligations plus any accrued interest thereon, (i) all obligations of such Person under Hedging Agreements, excluding any portion thereof which would be accounted for as interest expense under GAAP, (j) the maximum amount of all letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Equity Interest issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product plus any accrued interest thereon, (m) all indebtedness of the type described in clauses (a) through (i) of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and (n) obligations of such Person under non-compete agreements to the extent such obligations are quantified contingent obligations of such Person under GAAP principles. Notwithstanding the foregoing, Indebtedness shall not include the Satisfaction and Discharge Deposit.

         "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.
          -----------------

         "Indemnitee" shall have the meaning set forth in Section 9.5(b).

         "Insolvency" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in
Section 4245 of ERISA.

         "Intellectual Property" shall mean, collectively, all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses of the Credit Parties and their Subsidiaries, all goodwill associated therewith and all rights to sue for infringement thereof.

         "Intercompany Debt" shall mean all Indebtedness, whether now existing or hereafter acquired, owing by a Credit Party to another Credit Party whether for principal, interest (including interest accruing after the occurrence of an Bankruptcy Event, whether or not the same is allowed as a claim) prepayment premium, fees, expenses or otherwise.

         "Interest Determination Date" shall have the meaning specified in the definition of "Applicable Percentage".

         "Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan, the last Business Day of each March, June, September and December and on the applicable Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, (i) each three (3) month anniversary following the first day of such Interest Period and
(ii) the last day of such Interest Period and (d) as to any Loan which is the subject of a mandatory prepayment required pursuant to Section 2.7(b), the date on which such mandatory prepayment is due.

         "Interest Period" shall mean, with respect to any LIBOR Rate Loan,
          ---------------

                  (a) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, subject to availability to all applicable Lenders, as selected by the Borrower in the Notice of Borrowing or Notice of Conversion given with respect thereto; and

                  (b) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, subject to availability to all applicable Lenders, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that the foregoing provisions are subject to the following:

                           (i) if any Interest Period pertaining to a LIBOR Rate
                  Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                           (ii) any Interest Period pertaining to a LIBOR Rate
                  Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

                           (iii) if the Borrower shall fail to give notice as
                  provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan;

                           (iv) no Interest Period in respect of any Loan shall
                  extend beyond the applicable Maturity Date and, further with regard to the Term Loan, no Interest Period shall extend beyond any principal amortization payment date with respect to such Term Loan unless the portion of such Term Loan consisting of Alternate Base Rate Loans together with the portion of such Term Loan consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date; and

                           (v) no more than ten (10) LIBOR Rate Loans may be in
                  effect at any time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

         "Internal Control Event" shall mean a material weakness in, or fraud that involves management or other employees who have a significant role in, any Credit Party's internal controls over financial reporting, in each case as described in the Securities Laws.

         "Investment" shall mean (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of shares of Equity Interest, other ownership interests or other securities of any Person or bonds, notes, debentures or all or substantially all of the assets of any Person, (b) any deposit with, or advance, loan or other extension of credit to, any Person (other than deposits made in the ordinary course of business) or
(c) any other capital contribution to or investment in any Person, including, without limitation, any Guaranty Obligation (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

         "Issuing Lender" shall mean, Wachovia together with any successor.

         "Issuing Lender Fees" shall have the meaning set forth in Section
2.5(c).

         "Joinder Agreement" shall mean a Joinder Agreement in substantially the form of Exhibit 1.1(d), executed and delivered by an Additional Credit Party in accordance with the provisions of Section 5.10.

         "Lender" shall have the meaning set forth in the first paragraph of this Agreement and shall include the Revolving Lenders, the Term Loan Lenders, the Issuing Lender and the Swingline Lender.

         "Lender Commitment Letter" shall mean, with respect to any Lender, the letter (or other correspondence) to such Lender from the Administrative Agent notifying such Lender of its LOC Commitment, Revolving Commitment Percentage and/or Term Loan Commitment Percentage.

         "Lender Consent" shall mean any lender consent delivered by a Lender on the Closing Date in the form of Exhibit 4.1(a).

         "Letter of Credit" shall mean any standby letter of credit issued by the Issuing Lender pursuant to the terms hereof, as such letter of credit may be amended, modified, restated, extended, renewed, increased, replaced or supplemented from time to time.

         "Letter of Credit Facing Fee" shall have the meaning set forth in
Section 2.5(c).

         "Letter of Credit Fee" shall have the meaning set forth in Section 2.5(b).

         "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent in accordance with its customary practices, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

         "LIBOR Lending Office" shall mean, initially, the office(s) of each Lender designated as such Lender's LIBOR Lending Office in such Lender's Administrative Questionnaire; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

         "LIBOR Rate" shall mean a LIBOR rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent in accordance with the definition of "LIBOR".

         "LIBOR Rate Loan" shall mean Loans the rate of interest applicable to which is based on the LIBOR Rate.

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "Loan" shall mean a Revolving Loan, the Term Loan and/or a Swingline Loan, as appropriate.

         "LOC Commitment" shall mean the commitment of the Issuing Lender to issue Letters of Credit and with respect to each Revolving Lender, the commitment of such Revolving Lender to purchase Participation Interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in the Lender Commitment Letter or in the Register, or in the applicable Assignment and Assumption, as such amount may be reduced from time to time in accordance with the provisions hereof.

         "LOC Committed Amount" shall have the meaning set forth in Section 2.3(a).

         "LOC Documents" shall mean, with respect to each Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or (b) any Collateral for such obligations.

         "LOC Obligations" shall mean, at any time, the sum of (a) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (b) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "Mandatory LOC Borrowing" shall have the meaning set forth in Section 2.3(e).

         "Mandatory Swingline Borrowing" shall have the meaning set forth in
Section 2.4(b)(ii).

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "Material Contract" shall mean (a) any contract or other agreement listed on Schedule 3.24, (b) any contract or other agreement, written or oral, of the Credit Parties or any of their Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $3,000,000 per annum, (c) any contract or other agreement, written or oral, of the Credit Parties or any of their Subsidiaries representing at least $3,000,000 of the total Consolidated revenues of the Borrower and its Subsidiaries for any fiscal year and (d) any other contract, agreement, permit or license, written or oral, of the Credit Parties or any of their Subsidiaries as to which the breach, nonperformance, cancellation or failure to renew by any party thereto, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         "Materials of Environmental Concern" shall mean any gasoline or petroleum (including crude oil or any extraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, perchlorate, polychlorinated biphenyls and urea-formaldehyde insulation.

         "Maturity Date" shall mean the Revolver Maturity Date and/or the Term Loan Maturity Date, as applicable.

         "Moody's" shall mean Moody's Investors Service, Inc.
          -------

         "Mortgage Instrument" shall mean any mortgage, deed of trust or deed to secure debt executed by a Credit Party in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms of Section 4.1(e)(i),
5.10 or 5.12, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time.

         "Mortgage Policy" shall mean, with respect to any Mortgage Instrument, an ALTA mortgagee title insurance policy issued by a title insurance company (the "Title Insurance Company") selected by the Administrative Agent in an amount satisfactory to the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

         "Mortgaged Property" shall mean any owned or leased real property of a Credit Party listed on Schedule 3.19(d).

         "Multiemployer Plan" shall mean a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Cash Proceeds" shall mean the aggregate cash proceeds received by any Credit Party or any Subsidiary in respect of any Asset Disposition, Equity Issuance, Debt Issuance or Extraordinary Receipt, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) associated therewith, (b) amounts held in escrow to be applied as part of the purchase price of any Asset Disposition and (c) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by any Credit Party or any Subsidiary in any Asset Disposition, Equity Issuance, Debt Issuance or Extraordinary Receipt and any cash released from escrow as part of the purchase price in connection with any Asset Disposition.

         "Nevada Gaming Authorities" shall mean the NGC, NGCB and the Clark County Liquor and Gaming Licensing Board.

         "NGC" shall mean the Nevada Gaming Commission.

         "NGCB" shall mean the Nevada State Gaming Control Board.

         "Note" or "Notes" shall mean the Revolving Notes, the Term Loan Notes and/or the Swingline Note, collectively, separately or individually, as appropriate.

         "Notice of Borrowing" shall mean a request for a Revolving Loan borrowing pursuant to Section 2.1(b)(i) or a request for a Swingline Loan borrowing pursuant to Section 2.4(b)(i), as appropriate. A Form of Notice of Borrowing is attached as Exhibit 1.1(e).

         "Notice of Conversion/Extension" shall mean the written notice of conversion of a LIBOR Rate Loan to an Alternate Base Rate Loan or an Alternate Base Rate Loan to a LIBOR Rate Loan, or extension of a LIBOR Rate Loan, in each case substantially in the form of Exhibit 1.1(f).

         "Obligations" shall mean, collectively, Loans, LOC Obligations, and all other obligations of the Credit Parties to the Administrative Agent and the Lenders under the Credit Documents.

         "OFAC" shall mean the U.S. Department of the Treasury's Office of
          ----
Foreign Assets Control.

         "Operating Lease" shall mean, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

         "Other Taxes" shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document.

         "Participant" has the meaning assigned to such term in clause (d) of
Section 9.6.

         "Participation Interest" shall mean a participation interest purchased by a Revolving Lender in LOC Obligations as provided in Section 2.3(c) and in Swingline Loans as provided in Section 2.4.

         "Patent Licenses" shall mean all agreements, whether written or oral, providing for the grant by or to a Person of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any such agreement referred to in Schedule 3.16.

         "Patents" shall mean (a) all letters patent of the United States or any other country, now existing or hereafter arising, and all improvement patents, reissues, reexaminations, patents of additions, renewals and extensions thereof, including, without limitation, any such agreement referred to in Schedule 3.16, and (b) all applications for letters patent of the United States or any other country, now existing or hereafter arising, and all provisionals, divisions, continuations and continuations-in-part and substitutes thereof, including, without limitation, any such agreement referred to in Schedule 3.16.

         "Patriot Act" shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "Permitted Investments" shall mean:

                  (a) cash and Cash Equivalents;

                  (b) Investments set forth on Schedule 1.1(a);

                  (c) receivables owing to the Credit Parties or any of their Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (d) Investments in and loans to any Credit Party;

                  (e) loans and advances to officers, directors and employees in an aggregate amount not to exceed $500,000 at any time outstanding; provided that such loans and advances shall comply with all applicable Requirements of Law (including Sarbanes-Oxley);

                  (f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (g) Investments, acquisitions or transactions permitted under
         Section 6.4(b);

                  (h) [Reserved];

                  (i) [Reserved];

                  (j) Hedging Agreements to the extent permitted hereunder; and

                  (k) additional loan advances and/or Investments of a nature not contemplated by the foregoing clauses hereof; provided that such loans, advances and/or Investments made after the Closing Date pursuant to this clause shall not exceed an aggregate amount of $3,000,000 at any one time outstanding.

         "Permitted Liens" shall mean:

                  (a) Liens created by or otherwise existing under or in connection with this Agreement or the other Credit Documents in favor of the Administrative Agent on behalf of the Secured Parties;

                  (b) Liens in favor of a Hedging Agreement Provider in connection with a Secured Hedging Agreement; provided that such Liens shall secure the Credit Party Obligations and the obligations under such Secured Hedging Agreement on a pari passu basis;

                  (c) Liens securing purchase money Indebtedness and Capital Lease Obligations to the extent permitted under Section 6.1(c); provided, that (i) any such Lien attaches to such property concurrently with or within thirty (30) days after the acquisition thereof and (ii) such Lien attaches solely to the property so acquired in such transaction;

                  (d) Liens for taxes, assessments, charges or other governmental levies not yet due or as to which the period of grace (not to exceed sixty (60) days), if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of any Credit Party or its Subsidiaries, as the case may be, in conformity with GAAP;

                  (e) statutory Liens such as carriers', warehousemen's, mechanics', materialmen's, landlords', repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings; provided that a reserve or other appropriate provision shall have been made therefor and the aggregate amount of such Liens outstanding at any given time is less than $500,000;

                  (f) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in an aggregate amount not to exceed $500,000;

                  (g) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (h) easements, rights of way, restrictions and other similar encumbrances affecting real property which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

                  (i) Liens existing on the Closing Date and set forth on
         Schedule 1.1(b); provided that (i) no such Lien shall at any time be extended to cover property or assets other than the property or assets subject thereto on the Closing Date and improvements thereon and (ii) the principal amount of the Indebtedness secured by such Lien shall not be extended, renewed, refunded or refinanced;

                  (j) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in this definition (other than Liens set forth on Schedule 1.1(b)); provided that such extension, renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property);

                  (k) Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker's Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto) or other funds maintained with a depository institution or securities intermediary;

                  (l) any zoning, building or similar laws or rights reserved to or vested in any Governmental Authority;

                  (m) restrictions on transfers of securities imposed by applicable Securities Laws;

                  (n) Liens arising out of judgments or awards not resulting in an Event of Default; provided that the applicable Credit Party or Subsidiary shall in good faith be prosecuting an appeal or proceedings for review;

                  (o) Liens in connection with the City of Blackhawk Special Improvement District Bonds in an aggregate amount not to exceed $2,800,000;

                  (p) any interest or title of a lessor, licensor or sublessor under any lease, license or sublease entered into by any Credit Party or any Subsidiary thereof in the ordinary course of its business and covering only the assets so leased, licensed or subleased;

                  (q) assignments of insurance or condemnation proceeds provided to landlords (or their mortgagees) pursuant to the terms of any lease and Liens or rights reserved in any lease for rent or for compliance with the terms of such lease; and

                  (r) additional Liens so long as the principal amount of Indebtedness and other obligations secured thereby does not exceed $2,500,000 in the aggregate.

         "Person" shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" shall mean, as of any date of determination, any employee benefit plan which is covered by Title IV of ERISA and in respect of which any Credit Party or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledge Agreements" shall mean the Gaming Pledge Agreement and Credit Party Pledge Agreement.

         "Pledge Approval" shall mean the prior approval of the NGC upon the recommendation of the NGCB of the Gaming Pledge Agreement, the pledge of the Pledged Collateral (as defined in the Gaming Pledge Agreement), and any restrictions on the transfer of and agreements not to encumber the Pledged Collateral or other equity securities of any corporation that is a licensee or registered holding company, contained in the Gaming Pledge Agreement or in the Credit Agreement.

         "Prime Rate" shall have the meaning set forth in the definition of Alternate Base Rate.

         "Pro Forma Basis" shall mean, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant.

         "Properties" shall have the meaning set forth in Section 3.10(a).

         "Ratings" shall mean, as of any date of determination, the corporate credit rating as determined by S&P or the corporate family rating as determined by Moody's, as applicable, of the Borrower.

         "RBH" shall mean Riviera Black Hawk, Inc., a Colorado corporation.
          ---

         "Real Estate Appraisal" shall mean an appraisal of the Credit Parties' real estate performed by an appraiser selected by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

         "Register" shall have the meaning set forth in Section 9.6(c).

         "Reimbursement Obligation" shall mean the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 2.3(d) for amounts drawn under Letters of Credit.

         "Related Parties" shall mean, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agent, trustees and advisors of such Person and of such Person's Affiliates.

         "Reorganization" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

         "Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. ss.4043.

         "Required Lenders" shall mean, as of any date of determination, a minimum of three (3) Lenders holding at least a majority of (a) the outstanding Revolving Commitments and Term Loan or (b) if the Revolving Commitments have been terminated, the outstanding Loans and Participation Interests; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Commitments.

         "Required Revolving Lenders" shall mean, as of any date of determination, a minimum of three (3) Revolving Lenders holding at least a majority of (a) the outstanding Revolving Commitments or (b) if the Revolving Commitments have been terminated, the outstanding Revolving Loans and Participation Interests; provided, however, that if any Revolving Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Revolving Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Revolving Commitments.

         "Required Term Loan Lenders" shall mean, as of any date of determination, a minimum of three (3) Lenders holding at least a majority of the outstanding Term Loans; provided, however, that if any such Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Term Loan Lenders, Obligations owing to such Defaulting Lender and such Defaulting Lender's Term Loan Commitments.

         "Requirement of Law" shall mean, as to any Person, the articles or certificate of incorporation, by-laws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" shall mean, for any Credit Party, any duly authorized officer thereof and in which the Administrative Agent has an incumbency certificate indicating such officer is a duly authorized officer thereof.

         "Restricted Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interest of any Credit Party or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity Interest of any Credit Party or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interest of any Credit Party or any of its Subsidiaries, now or hereafter outstanding, (d) any payment with respect to any earnout obligation, (e) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt of any Credit Party or any of its Subsidiaries and (f) the payment by any Credit Party or any of its Subsidiaries of any management, advisory, retirement or consulting fee to any Person or the payment of any extraordinary salary, bonus or other form of compensation to any Person who is directly or indirectly a significant partner, shareholder, owner or executive officer of any such Person, to the extent such extraordinary salary, bonus or other form of compensation is not included in the corporate overhead of such Credit Party or such Subsidiary.

         "Revolver Maturity Date" shall mean the date that is five (5) years following the Closing Date.

         "Revolving Commitment" shall mean, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal amount at any time outstanding up to an amount equal to such Revolving Lender's Revolving Commitment Percentage of the Revolving Committed Amount.

         "Revolving Commitment Percentage" shall mean, for each Lender, the percentage identified as its Revolving Commitment Percentage in its Lender Commitment Letter or in the Assignment and Assumption pursuant to which such Lender became a Lender hereunder, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Revolving Committed Amount" shall have the meaning set forth in
Section 2.1(a).

         "Revolving  Facility"  shall mean  Revolving  Commitments  and the
          -------------------
Extensions of Credit made pursuant to Sections 2.1, 2.3 and

2.4.

         "Revolving Lender" shall mean, as of any date of determination, a Lender holding a Revolving Commitment, a Revolving Loan or a Participation Interest on such date.

         "Revolving Loan" shall have the meaning set forth in Section 2.1.

         "Revolving Note" or "Revolving Notes" shall mean the promissory notes of the Borrower provided pursuant to Section 2.1(e) in favor of any of the Revolving Lenders evidencing the Revolving Loan provided by any such Revolving Lender pursuant to Section 2.1(a), individually or collectively, as appropriate, as such promissory notes may be amended, modified, extended, restated, replaced, or supplemented from time to time.

         "Riviera Black Hawk Facility" shall mean the Riviera Black Hawk Casino of Black Hawk, Colorado, the real property, equipment and personal property related thereto.

         "Riviera Las Vegas Facility" shall mean the Riviera Hotel & Casino of Las Vegas, Nevada, the real property, equipment and personal property related thereto.

         "ROC" shall mean Riviera Operating Corporation, a Nevada corporation.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

         "Sanctioned Country" shall mean a country subject to a sanctions program identified on the list maintained by OFAC and made publicly available from time to time.

         "Sanctioned Person" shall mean (a) a Person named on the list of "Specially Designated Nationals and Blocked Persons" maintained by OFAC and made publicly available from time to time, or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

         "Sarbanes-Oxley" shall mean the Sarbanes-Oxley Act of 2002.

         "Satisfaction and Discharge Deposit" shall mean a deposit of funds made to the Trustee in an amount sufficient to redeem all obligations outstanding under the Senior Notes as of the redemption date on terms and conditions satisfactory to the Administrative Agent.

         "Scheduled Funded Debt Payments" shall mean, as of any date of determination for the Borrower and its Subsidiaries, the sum of all scheduled payments of principal on Funded Debt for the applicable period ending on the date of determination (including the principal component of payments due on Capital Leases during the applicable period ending on the date of determination).

         "SEC" shall mean the Securities and Exchange Commission or any successor Governmental Authority.

         "Secured Hedging Agreement" shall mean any Hedging Agreement between a Credit Party and a Hedging Agreement Provider, as amended, modified, extended, restated, replaced, or supplemented from time to time.

         "Secured Parties" shall mean the Administrative Agent, the Lenders and the Hedging Agreement Providers.

         "Securities Account Control Agreement" shall mean an agreement, among a Credit Party, a securities intermediary, and the Administrative Agent, which agreement is either substantially in the form of Exhibit 1.1(g) or in a form acceptable to the Administrative Agent and which provides the Administrative Agent with "control" (as such term is used in Articles 8 and 9 of the Uniform Commercial Code) over the securities account(s) described therein, as the same may be as amended, modified, extended, restated, replaced, or supplemented from time to time.

         "Securities Act" shall mean the Securities Act of 1933, together with any amendment thereto or replacement thereof and any rules or regulations promulgated thereunder.

         "Securities Laws" shall mean the Securities Act, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder.

         "Security Agreement" shall mean the Security Agreement dated as of the Closing Date executed by the Credit Parties in favor of the Administrative Agent, for the benefit of the Secured Parties, as amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with its terms.

         "Security Documents" shall mean the Security Agreement, the Pledge Agreements, the Mortgage Instruments and all other agreements, documents and instruments relating to, arising out of, or in any way connected with any of the foregoing documents or granting to the Administrative Agent, Liens or security interests to secure, inter alia, the Credit Party Obligations whether now or hereafter executed and/or filed, each as may be amended from time to time in accordance with the terms hereof, executed and delivered in connection with the granting, attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including, without limitation, UCC financing statements.

         "Senior Indenture" shall mean that certain Indenture, dated as of June 26, 2002, among the Borrower, Riviera Operating Corporation, Riviera Blackhawk, Inc. and the Trustee.

         "Senior Notes" shall mean those certain 11% Senior Notes due June 15, 2010 in an original principal amount of $215,000,000 issued pursuant to the Senior Indenture.

         "Single Employer Plan" shall mean any Plan that is not a Multiemployer Plan.

         "Subordinated Debt" shall mean any Indebtedness incurred by any Credit Party which by its terms is specifically subordinated in right of payment to the prior payment of the Credit Party Obligations and contains subordination and other terms acceptable to the Administrative Agent.

         "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower other than the Excluded Subsidiaries.

         "Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Revolving Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.4(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

         "Swingline Committed Amount" shall mean the amount of the Swingline Lender's Swingline Commitment as specified in Section 2.4(a).

         "Swingline Lender" shall mean Wachovia and any successor swingline lender.

         "Swingline Loan" shall have the meaning set forth in Section 2.4(a).

         "Swingline Note" shall mean the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.4(d), as such promissory note may be amended, modified, extended, restated, replaced, or supplemented from time to time.

         "Taxes" shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

         "Term Loan" shall have the meaning set forth in Section 2.2(a).

         "Term Loan Commitment" shall mean, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make its portion of the Term Loan in a principal amount equal to such Term Loan Lender's Term Loan Commitment Percentage of the Term Loan Committed Amount.

         "Term Loan Commitment Percentage" shall mean, for any Term Loan Lender, the percentage identified as its Term Loan Commitment Percentage in its Lender Commitment Letter, or in the Assignment and Assumption pursuant to which such Lender became a Lender hereunder, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Term Loan Committed Amount" shall have the meaning set forth in
Section 2.2(a).

         "Term Loan Lender" shall mean a Lender holding a Term Loan Commitment or a portion of the outstanding Term Loan.

         "Term Loan Maturity Date" shall mean the date that is seven (7) years following the Closing Date.

         "Term Loan Note" or "Term Loan Notes" shall mean the promissory notes of the Borrower (if any) in favor of any of the Term Loan Lenders evidencing the portion of the Term Loan provided by any such Term Loan Lender pursuant to
Section 2.2(a), individually or collectively, as appropriate, as such promissory notes may be amended, modified, extended, restated, replaced, or supplemented from time to time.

         "Title Insurance Company" shall have the meaning set forth in the definition of "Mortgage Policy".

         "Trademark License" shall mean any agreement, whether written or oral, providing for the grant by or to a Person of any right to use any Trademark, including, without limitation, any such agreement referred to in Schedule 3.16.

         "Trademarks" shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, elements of package or trade dress of goods or services, logos and other source or business identifiers, together with the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, any such agreement referred to in Schedule 3.16 and (b) all renewals thereof including, without limitation, any such agreement referred to in Schedule 3.16.

         "Tranche" shall mean the collective reference to (a) LIBOR Rate Loans whose Interest Periods begin and end on the same day and (b) Alternate Base Rate Loans made on the same day.

         "Transactions" shall mean the closing of this Agreement, the other Credit Documents and the other transactions contemplated hereby to occur in connection with such closing (including, without limitation, the initial borrowings under the Credit Documents and the payment of fees and expenses in connection with all of the foregoing).

         "Transfer Effective Date" shall have the meaning set forth in each Assignment and Assumption.

         "Trustee" shall mean The Bank of New York, in its capacity as trustee under the Senior Indenture.

         "Type" shall mean, as to any Loan, its nature as an Alternate Base Rate Loan or LIBOR Rate Loan, as the case may be.

         "UCC" shall mean the Uniform Commercial Code from time to time in effect in any applicable jurisdiction.

         "Voting Stock" shall mean, with respect to any Person, Equity Interest issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote may be or have been suspended by the happening of such a contingency.

         "Wachovia" shall mean Wachovia Bank, National Association, a national banking association, together with its successors and/or assigns.

         "Westerman Retirement Obligation" shall mean the nonqualified pension plan obligation of the Borrower owing to William L. Westerman, Chief Executive Officer of the Borrower ("WLW") pursuant to the terms of that certain Employment Agreement, dated as of November 21, 1996 (as previously amended) between the Borrower, Riviera Operating Corporation and WLW which provides for the Borrower to make quarterly distributions from the principal of the retirement account plus the quarterly interest credited on such account to WLW.

         "Works" shall mean all works which are subject to copyright protection pursuant to Title 17 of the United States Code.

         Section 1.2       Other Definitional Provisions.

         The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         Section 1.3       Accounting Terms.

         Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited Consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower shall notify the Administrative Agent that it wishes to amend any definitions or covenant incorporated in Section 5.9 to eliminate the effect of any change in GAAP on the operation of any such definition or provision (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend any such definition or provision for such purpose), then the Borrower's compliance with such provisions shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such definition or provision is amended in a manner satisfactory to the Borrower and the Required Lenders.

         The Borrower shall deliver to the Administrative Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of Section 5.1, (a) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (b) a reasonable estimate of the effect on the financial statements on account of such changes in application.

         For purposes of computing the financial covenants set forth in Section
5.9 for any applicable test period, any permitted sale of assets (including a stock sale) shall be given pro forma effect as if such transaction had taken place as of the first day of such applicable test period.

         Section 1.4       Time References.

         Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

         Section 1.5       Execution of Documents.

         Unless otherwise specified, all Credit Documents and all other certificates executed in connection therewith must be signed by a Responsible Officer.


                                   ARTICLE II

                           THE LOANS; AMOUNT AND TERMS

         Section 2.1       Revolving Loans.

                  (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Revolving Lender severally, but not jointly, agrees to make revolving credit loans in Dollars ("Revolving Loans") to the Borrower from time to time in an aggregate principal amount of up to TWENTY MILLION DOLLARS ($20,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.6, the "Revolving Committed Amount") for the purposes hereinafter set forth; provided, however, that (i) with regard to each Revolving Lender individually, the sum of such Revolving Lender's Revolving Commitment Percentage of the aggregate principal amount of outstanding Revolving Loans plus such Revolving Lender's Revolving Commitment Percentage of outstanding Swingline Loans plus such Revolving Lender's Revolving Commitment Percentage of outstanding LOC Obligations shall not exceed such Revolving Lender's Revolving Commitment and (ii) with regard to the Revolving Lenders collectively, the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect. Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, the Revolving Loans made on the Closing Date or any of the three (3) Business Days following the Closing Date, may only consist of Alternate Base Rate Loans unless the Borrower delivers a funding indemnity letter, substantially in the form of Exhibit 2.1(a), reasonably acceptable to the Administrative Agent not less than three (3) Business Days prior to the Closing Date. LIBOR Rate Loans shall be made by each Revolving Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

                  (b) Revolving Loan Borrowings.

                           (i) Notice of Borrowing. The Borrower shall request a
                  Revolving Loan borrowing by delivering a written Notice of Borrowing (or telephone notice promptly confirmed in writing by delivery of a written Notice of Borrowing, which delivery may be by fax) to the Administrative Agent not later than 1:00 P.M. on the Business Day prior to the date of the requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such Notice of Borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed and (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (1) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (2) the Type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Revolving Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Revolving Lender's share thereof.

                           (ii) Minimum Amounts. Each Revolving Loan that is
                  made as an Alternate Base Rate Loan shall be in a minimum aggregate amount of $1,000,000 and in integral multiples of $500,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less). Each Revolving Loan that is made as a LIBOR Rate Loan shall be in a minimum aggregate amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                           (iii) Advances. Each Revolving Lender will make its
                  Revolving Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, by 3:00 P.M. on the date specified in the applicable Notice of Borrowing, in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office (or such other account that the Borrower may designate in writing to the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent.

                  (c) Repayment. Subject to the terms of this Agreement, Revolving Loans may be borrowed, repaid and reborrowed during the Commitment Period. The principal amount of all Revolving Loans shall be due and payable in full on the Revolver Maturity Date, unless accelerated sooner pursuant to Section 7.2. The Borrower shall have the right to repay Revolving Loans in whole or in part from time to time without premium or penalty other than as provided in this Agreement; provided, however; that each partial repayment of a Revolving Loan shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof (or the remaining outstanding principal amount).

                  (d) Interest. Subject to the provisions of Section 2.8, Revolving Loans shall bear interest as follows:

                           (i) Alternate Base Rate Loans. During such periods as
                  any Revolving Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

                           (ii) LIBOR Rate Loans. During such periods as
                  Revolving Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

                  Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

                  (e) Revolving Notes; Covenant to Pay. The Borrower's obligation to pay each Revolving Lender shall be evidenced by this Agreement and, upon such Revolving Lender's request, by a duly executed promissory note of the Borrower to such Revolving Lender in substantially the form of Exhibit 2.1(e). The Borrower covenants and agrees to pay the Revolving Loans in accordance with the terms of this Agreement.

         Section 2.2       Term Loan; Incremental Term Loan.

                  (a) Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Term Loan Lender severally, but not jointly, agrees to make available to the Borrower (through the Administrative Agent) on the Closing Date such Term Loan Lender's Term Loan Commitment Percentage of a term loan in Dollars (the "Term Loan") in the aggregate principal amount of TWO HUNDRED TWENTY-FIVE MILLION DOLLARS ($225,000,000) (the "Term Loan Committed Amount") for the purposes hereinafter set forth. Upon receipt by the Administrative Agent of the proceeds of the Term Loan, such proceeds will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, with the aggregate of such proceeds made available to the Administrative Agent by the Term Loan Lenders and in like funds as received by the Administrative Agent (or by crediting such other account(s) as directed by the Borrower). The Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request; provided, however, that the Term Loan made on the Closing Date or any of the two (2) Business Days following the Closing Date, may only consist of Alternate Base Rate Loans unless the Borrower delivers a funding indemnity letter, substantially in the form of Exhibit 2.1(a), reasonably acceptable to the Administrative Agent not less than three (3) Business Days prior to the Closing Date. LIBOR Rate Loans shall be made by each Term Loan Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Amounts repaid or prepaid on the Term Loan may not be reborrowed.

                  (b) Repayment of Term Loan. The principal amount of the Term Loan shall be repaid in consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2:

  -----------------------------------------------------------------------------
    Principal Amortization Payment Dates      Term Loan Principal Amortization
                                                              Payment
  -----------------------------------------------------------------------------
             September 30, 2007                                 $ 0
  -----------------------------------------------------------------------------
             December 31, 2007                                  $ 0
  -----------------------------------------------------------------------------
               March 31, 2008                                   $ 0
  -----------------------------------------------------------------------------
               June 30, 2008                                    $ 0
  -----------------------------------------------------------------------------
             September 30, 2008                                 $ 0
  -----------------------------------------------------------------------------
             December 31, 2008                                  $ 0
  -----------------------------------------------------------------------------
               March 31, 2009                                   $ 0
  -----------------------------------------------------------------------------
               June 30, 2009                                    $ 0
  -----------------------------------------------------------------------------
             September 30, 2009                                 $ 0
  -----------------------------------------------------------------------------
             December 31, 2009                                  $ 0
  -----------------------------------------------------------------------------
               March 31, 2010                                   $ 0
  -----------------------------------------------------------------------------
               June 30, 2010                                    $ 0
  -----------------------------------------------------------------------------
             September 30, 2010                              $ 562,500
  -----------------------------------------------------------------------------
             December 31, 2010                               $ 562,500
  -----------------------------------------------------------------------------
               March 31, 2011                                $ 562,500
  -----------------------------------------------------------------------------
               June 30, 2011                                 $ 562,500
  -----------------------------------------------------------------------------
             September 30, 2011                              $ 562,500
  -----------------------------------------------------------------------------
             December 31, 2011                               $ 562,500
  -----------------------------------------------------------------------------
               March 31, 2012                                $ 562,500
  -----------------------------------------------------------------------------
               June 30, 2012                                 $ 562,500
  -----------------------------------------------------------------------------
             September 30, 2012                              $ 562,500
  -----------------------------------------------------------------------------
             December 31, 2012                               $ 562,500
  -----------------------------------------------------------------------------
               March 31, 2013                                $ 562,500
  -----------------------------------------------------------------------------
               June 30, 2013                                 $ 562,500
  -----------------------------------------------------------------------------
             September 30, 2013                             $ 54,562,500
  -----------------------------------------------------------------------------
             December 31, 2013                              $ 54,562,500
  -----------------------------------------------------------------------------
               March 31, 2014                               $ 54,562,500
  -----------------------------------------------------------------------------
          Term Loan Maturity Date        The remaining outstanding principal
                                                          amount of the
                                                             Term Loan
  -----------------------------------------------------------------------------

                  (c) Interest on the Term Loan. Subject to the provisions of
         Section 2.8, the Term Loan shall bear interest as follows:

                           (i) Alternate Base Rate Loans. During such periods as
                  the Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

                           (ii) LIBOR Rate Loans. During such periods as the
                  Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

                           Interest on the Term Loan shall be payable in arrears
on each Interest Payment Date.

                  (d) Term Loan Notes; Covenant to Pay. The Borrower's obligation to pay each Term Loan Lender shall be evidenced by this Agreement and, upon such Term Loan Lender's request, by a duly executed promissory note of the Borrower to such Term Loan Lender in substantially the form of Exhibit 2.2(d). The Borrower covenants and agrees to pay the Term Loan in accordance with the terms of this Agreement.

                  (e) Incremental Term Loan. Subject to the terms and conditions set forth herein, the Borrower shall have the right, at any time and from time to time (but not to exceed two (2) increases in the aggregate) prior to the Term Loan Maturity Date, to incur additional Indebtedness under this Credit Agreement in the form of an increase to the Term Loan Committed Amount (each an "Incremental Term Facility") by an aggregate amount of up to SEVENTY-FIVE MILLION DOLLARS ($75,000,000). The following terms and conditions shall apply to each Incremental Term Facility: (i) the loans made under any such Incremental Term Facility (each an "Additional Term Loan") shall constitute Credit Party Obligations and will be secured and guaranteed with the other Credit Party Obligations on a pari passu basis, (ii) the yield on such Incremental Term Facility (taking into account upfront fees payable to the Lenders making such Incremental Term Facility) may be higher than the then-current interest rate margin on the Term Loans, but by no more than 0.50% (it being understood that the existing Term Loan pricing will be increased and/or additional fees will be paid to existing Term Loan Lenders to the extent necessary to satisfy such requirement), (iii) any such Incremental Term Facility shall have a maturity date no sooner than, and a weighted average life to maturity no shorter than, the Term Loan Maturity Date and the weighted average life to maturity of the Term Loans, respectively, (iv) any such Incremental Term Facility shall be entitled to the same voting rights as the existing Term Loans and shall be entitled to receive proceeds of prepayments on the same basis as the existing Term Loans, (v) any such Incremental Term Facility shall be obtained from existing Lenders or from other banks, financial institutions or investment funds, in each case in accordance with the terms set forth below, (vi) any such Incremental Term Facility shall be in a minimum principal amount of $20,000,000 and integral multiples of $1,000,000 in excess thereof,
         (vii) the proceeds of any Additional Term Loan will be used for the purposes set forth in Section 3.11, (viii) the Borrower shall execute a Term Note in favor of any new Lender or any existing Lender requesting a Term Note whose Term Loan Committed Amount is increased, (ix) the conditions to Extensions of Credit in Section 4.2 shall have been satisfied, (x) the Administrative Agent shall have received an opinion or opinions (including, if reasonably requested by the Administrative Agent, local counsel opinions) of counsel for the Credit Parties, addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent, and (xi) the Administrative Agent shall have received from the Borrower updated financial projections and an officer's certificate, in each case in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that, after giving effect to any such Incremental Term Facility on a Pro Forma Basis, the Borrower will be in compliance with the financial covenants set forth in Section 5.9 notwithstanding whether the Consolidated Leverage Ratio is otherwise required to be calculated pursuant to Section 5.9 at such time. The Administrative Agent is authorized to enter into, on behalf of the Lenders, any amendment to this Credit Agreement or any other Credit Document as may be necessary to incorporate the terms of any new Incremental Term Facility therein.

         Section 2.3       Letter of Credit Subfacility.

                  (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Revolving Lenders shall participate in, standby Letters of Credit for the account of the Borrower from time to time upon request in a form reasonably acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed FIVE MILLION DOLLARS ($5,000,000) (the "LOC Committed Amount"), (ii) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not at any time exceed the Revolving Committed Amount then in effect, (iii) all Letters of Credit shall be denominated in Dollars and (iv) Letters of Credit shall be issued for any lawful corporate purposes and shall be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs. Except as otherwise expressly agreed upon by all the Revolving Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the date that is thirty (30) days prior to the Revolver Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Each Letter of Credit issued hereunder shall be in a minimum original face amount of $500,000 or such lesser amount as approved by the Issuing Lender.

                  (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted to the Issuing Lender at least five
         (5) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the Revolving Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

                  (c) Participations. Each Revolving Lender upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any Collateral relating thereto, in each case in an amount equal to its Revolving Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its Revolving Commitment Percentage of the obligations arising under such Letter of Credit; provided that any Person that becomes a Revolving Lender after the Closing Date shall be deemed to have purchased a Participation Interest in all outstanding Letters of Credit on the date it becomes a Lender hereunder and any Letter of Credit issued on or after such date, in each case in accordance with the foregoing terms. Without limiting the scope and nature of each Revolving Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Revolving Lender shall pay to the Issuing Lender its Revolving Commitment Percentage of such unreimbursed drawing in same day funds pursuant to and in accordance with the provisions of subsection (d) hereof. The obligation of each Revolving Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

                  (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower and the Administrative Agent. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit if notified prior to 3:00 P.M. on a Business Day or, if after 3:00 P.M., on the following Business Day (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the ABR Default Rate. Unless the Borrower shall immediately, and in any event within one (1) hour of the receipt by the Borrower of notification of any drawing, notify the Issuing Lender and the Administrative Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Mandatory LOC Borrowing in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the Reimbursement Obligations. The Borrower's Reimbursement Obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Revolving Lenders of the amount of any unreimbursed drawing and each Revolving Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender, in Dollars and in immediately available funds, the amount of such Revolving Lender's Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Revolving Lender from the Issuing Lender if such notice is received at or before 2:00 P.M., otherwise such payment shall be made at or before 12:00 P.M. on the Business Day next succeeding the day such notice is received. If such Revolving Lender does not pay such amount to the Issuing Lender in full upon such request, such Revolving Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Revolving Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each Revolving Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Revolving Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a "Mandatory LOC Borrowing") shall be made (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each Revolving Lender's respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each Revolving Lender hereby irrevocably agrees to make such Revolving Loans on the day such notice is received by the Revolving Lenders from the Administrative Agent if such notice is received at or before 2:00 P.M., otherwise such payment shall be made at or before 12:00 P.M. on the Business Day next succeeding the day such notice is received, in each case notwithstanding (i) the amount of Mandatory LOC Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in
         Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in
         Section 2.1(b), (v) the date of such Mandatory LOC Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon. In the event that any Mandatory LOC Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the occurrence of a Bankruptcy Event), then each such Revolving Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory LOC Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding LOC Obligations; provided, further, that in the event any Revolving Lender shall fail to fund its Participation Interest on the day the Mandatory LOC Borrowing would otherwise have occurred, then the amount of such Revolving Lender's unfunded Participation Interest therein shall bear interest payable by such Revolving Lender to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

                  (f) Modification, Extension. The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

                  (g) ISP98. Unless otherwise expressly agreed by the Issuing Lender and the Borrower, when a Letter of Credit is issued, the rules of the "International Standby Practices 1998," published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit.

                  (h) Conflict with LOC Documents. In the event of any conflict between this Agreement and any LOC Document (including any letter of credit application), this Agreement shall control.

                  (i) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, including without limitation Section 2.3(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Borrower; provided that, notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Borrower's Reimbursement Obligations hereunder with respect to such Letter of Credit.

         Section 2.4       Swingline Loan Subfacility.

                  (a) Swingline Commitment. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed FIVE MILLION DOLLARS ($5,000,000) (the "Swingline Committed Amount"), and (ii) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

                  (b) Swingline Loan Borrowings.

                           (i) Notice of Borrowing and Disbursement. Upon
                  receiving a Notice of Borrowing from the Borrower not later than 1:00 P.M. on any Business Day requesting that a Swingline Loan be made, the Swingline Lender will make Swingline Loans available to the Borrower on the same Business Day such request is received by the Administrative Agent. Swingline Loan borrowings hereunder shall be made in minimum amounts of $500,000 (or the remaining available amount of the Swingline Committed Amount if less) and in integral amounts of $100,000 in excess thereof.

                           (ii) Repayment of Swingline Loans. Each Swingline
                  Loan borrowing shall be due and payable on the Revolver Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Administrative Agent, demand repayment of its Swingline Loans by way of a Revolving Loan borrowing, in which case the Borrower shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of
                  (A) the Revolver Maturity Date, (B) the occurrence of any Bankruptcy Event, (C) upon acceleration of the Credit Party Obligations hereunder, whether on account of a Bankruptcy Event or any other Event of Default, and (D) the exercise of remedies in accordance with the provisions of Section 7.2 hereof (each such Revolving Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as "Mandatory Swingline Borrowing"). Each Revolving Lender hereby irrevocably agrees to make such Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Swingline Borrowing in the amount and in the manner specified in the preceding sentence on the date such notice is received by the Revolving Lenders from the Administrative Agent if such notice is received at or before 2:00 P.M., otherwise such payment shall be made at or before 12:00 P.M. on the Business Day next succeeding the date such notice is received notwithstanding
                  (1) the amount of Mandatory Swingline Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (2) whether any conditions specified in Section 4.2 are then satisfied, (3) whether a Default or an Event of Default then exists, (4) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required in Section 2.1(b)(i), (5) the date of such Mandatory Swingline Borrowing, or (6) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Mandatory Swingline Borrowing or contemporaneously therewith. In the event that any Mandatory Swingline Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Swingline Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interest in the outstanding Swingline Loans as shall be necessary to cause each such Revolving Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2); provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased, and (y) at the time any purchase of a Participation Interest pursuant to this sentence is actually made, the purchasing Revolving Lender shall be required to pay to the Swingline Lender interest on the principal amount of such Participation Interest purchased for each day from and including the day upon which the Mandatory Swingline Borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interest, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Swingline Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate. The Borrower shall have the right to repay the Swingline Loan in whole or in part from time to time without premium or penalty; provided, however; that each partial repayment of a Swingline Loan shall be in a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof (or the remaining outstanding principal amount).

                  (c) Interest on Swingline Loans. Subject to the provisions of
         Section 2.8, Swingline Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage for Revolving Loans that are Alternate Base Rate Loans. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

                  (d) Swingline Note; Covenant to Pay. The Swingline Loans shall be evidenced by this Agreement and, upon request of the Swingline Lender, by a duly executed promissory note of the Borrower in favor of the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of Exhibit 2.4(d). The Borrower covenants and agrees to pay the Swingline Loans in accordance with the terms of this Agreement.

         Section 2.5       Fees.

                  (a) Commitment Fee. In consideration of the Revolving Commitments, the Borrower agrees to pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders, a commitment fee (the "Commitment Fee") in an amount equal to the Applicable Percentage per annum on the average daily unused amount of the Revolving Committed Amount. For purposes of computation of the Commitment Fee, LOC Obligations shall be considered usage of the Revolving Committed Amount but Swingline Loans shall not be considered usage of the Revolving Committed Amount. The Commitment Fee shall be (i) payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolver Maturity Date and (ii) non-refundable.

                  (b) Letter of Credit Fees. In consideration of the LOC Commitments, the Borrower agrees to pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders, a fee (the "Letter of Credit Fee") equal to the Applicable Percentage for Revolving Loans that are LIBOR Rate Loans per annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. The Letter of Credit Fee shall be
         (i) payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolver Maturity Date and (ii) non-refundable.

                  (c) Issuing Lender Fees. In addition to the Letter of Credit Fees payable pursuant to subsection (b) hereof, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees"). The Issuing Lender may charge, and retain for its own account without sharing by the other Lenders, an additional facing fee (the "Letter of Credit Facing Fee") of 0.25% per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by it. The Issuing Lender Fees and the Letter of Credit Facing Fee shall be (i) payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolver Maturity Date and (ii) non-refundable.

                  (d) Administrative Fee. The Borrower agrees to pay to the Administrative Agent the annual administrative fee as described in the Fee Letter.

         Section 2.6       Commitment Reductions.

                  (a) Voluntary Reductions. The Borrower shall have the right to terminate or permanently reduce the unused portion of the Revolving Committed Amount at any time or from time to time upon not less than five (5) Business Days' prior written notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent; provided that no such reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of the Revolving Loans made on the effective date thereof, the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations would exceed the Revolving Committed Amount then in effect.

                  (b) Swingline Committed Amount. If the Revolving Committed Amount is reduced below the then current Swingline Committed Amount, the Swingline Committed Amount shall automatically be reduced by an amount such that the Swingline Committed Amount equals the Revolving Committed Amount.

                  (c) Maturity Date. The Revolving Commitments, the Swingline Commitment and the LOC Commitment shall automatically terminate on the Revolver Maturity Date.

         Section 2.7       Prepayments.

                  (a) Optional Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of a Term Loan shall be in a minimum principal amount of $1,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining outstanding principal amount). The Borrower shall give three Business Days' irrevocable notice of prepayment in the case of LIBOR Rate Loans and same-day irrevocable notice on any Business Day in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable). To the extent that the Borrower elects to prepay the Term Loans, amounts prepaid under this Section shall be applied ratably to the remaining principal installments thereof. Within the foregoing parameters, prepayments under this Section shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section shall be subject to Section 2.14, but otherwise without premium or penalty. Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Administrative Agent, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment.

                  (b)      Mandatory Prepayments.

                           (i) Revolving Committed Amount. If at any time after
                  the Closing Date, the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall exceed the Revolving Committed Amount, the Borrower shall immediately prepay the Revolving Loans and Swingline Loans and (after all Revolving Loans and Swingline Loans have been repaid) cash collateralize the LOC Obligations in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause
                  (vii) below.

                           (ii) Asset Dispositions. Promptly following any Asset
                  Disposition (or related series of Asset Dispositions), the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds derived from such Asset Disposition (or related series of Asset Dispositions) (such prepayment to be applied as set forth in clause (vii) below); provided, however, that, so long as no Default or Event of Default has occurred and is continuing, such Net Cash Proceeds shall not be required to be so applied to the extent the Borrower delivers to the Administrative Agent a certificate stating that the Credit Parties intend to use such Net Cash Proceeds to acquire like assets useful to the business of the Credit Parties within 180 days of the receipt of such Net Cash Proceeds, it being expressly agreed that Net Cash Proceeds not so reinvested shall be applied to prepay the Loans and/or cash collateralize the LOC Obligations immediately thereafter (such prepayment to be applied as set forth in clause (vii) below).

                           (iii) Debt Issuances. Immediately upon receipt by any
                  Credit Party or any of its Subsidiaries of proceeds from any Debt Issuance, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance (such prepayment to be applied as set forth in clause (vii) below).

                           (iv) Issuances of Equity. Immediately upon receipt by
                  any Credit Party or any of its Subsidiaries of proceeds from any Equity Issuance, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to fifty percent (50%) of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (vii) below).

                           (v) Excess Cash Flow. Within 90 days after the end of
                  each fiscal year (commencing with the fiscal year ending
                  2007), if the Borrower's Consolidated Leverage Ratio as of the end of such fiscal year is (A) equal to or greater than 5.00 to 1.0, the Borrower shall prepay the Loans and cash collateralize the LOC Obligations in an aggregate amount equal to 50% of the Excess Cash Flow for such fiscal year (such prepayments to be applied as set forth in clause (vii) below),
                  (B) equal to or greater than 4.00 to 1.0 but less than 5.00 to 1.0, the Borrower shall prepay the Loans and cash collateralize the LOC Obligations in an aggregate amount equal to 25% of the Excess Cash Flow for such fiscal year (such prepayments to be applied as set forth in clause (vii) below), and (C) less than 4.00 to 1.0, then no annual Excess Cash Flow prepayment shall be required.

                           (vi) Extraordinary Receipt. Immediately upon receipt
                  by any Credit Party or any of its Subsidiaries of proceeds from any Extraordinary Receipt, the Borrower shall prepay the Loans and/or cash collateralize LOC Obligations in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Extraordinary Receipt (such prepayment to be applied as set forth in clause (vii) below); provided, however, that, so long as no Default or Event of Default has occurred and is continuing, such Net Cash Proceeds shall not be required to be so applied to the extent the Borrower delivers to the Administrative Agent a certificate stating that Credit Parties intend to use such Net Cash Proceeds to acquire assets useful to the business of the Credit Parties within 180 days of the receipt of such Net Cash Proceeds, it being expressly agreed that any Net Cash Proceeds not so reinvested shall be applied to prepay the Loans and/or cash collateralize the LOC Obligations immediately thereafter (such prepayment to be applied as set forth in clause (vii) below).

                           (vii) Application of Mandatory Prepayments. All
                  amounts required to be paid pursuant to this Section shall be applied as follows:

                                    (A) with respect to all amounts prepaid
                           pursuant to Section 2.7(b)(i), (1) first to the outstanding Swingline Loans, (2) second to the outstanding Revolving Loans and (3) third to cash collateralize the LOC Obligations; and

                                    (B) with respect to all amounts prepaid
                           pursuant to Sections 2.7(b)(ii) through (vi), (1) first to the Term Loan (ratably to the remaining amortization payments thereof), (2) second to the Swingline Loans (without a corresponding reduction of the Swingline Committed Amount), (3) third to the Revolving Loans (without a corresponding reduction of the Revolving Committed Amount) and (4) fourth to a cash collateral account in respect of LOC Obligations (without a corresponding reduction of the LOC Committed Amount). Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section shall be subject to Section 2.14 and be accompanied by interest on the principal amount prepaid through the date of prepayment, but otherwise without premium or penalty.

                  (c) Hedging Obligations Unaffected. Any repayment or prepayment made pursuant to this Section shall not affect the Borrower's obligation to continue to make payments under any Secured Hedging Agreement, which shall remain in full force and effect notwithstanding such repayment or prepayment, subject to the terms of such Secured Hedging Agreement.

         Section 2.8       Default Rate and Payment Dates.

                  (a) If all or a portion of the principal amount of any Loan which is a LIBOR Rate Loan shall not be paid when due or continued as a LIBOR Rate Loan in accordance with the provisions of Section 2.9 (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount of such Loan shall be converted to an Alternate Base Rate Loan at the end of the Interest Period applicable thereto.

                  (b) (i) If all or a portion of the principal amount of any LIBOR Rate Loan shall not be paid when due, such overdue amount shall bear interest at a rate per annum which is equal to the rate that would otherwise be applicable thereto plus 2%, until the end of the Interest Period applicable thereto, and thereafter at a rate per annum which is equal to the Alternate Base Rate plus the sum of the Applicable Percentage then in effect for Alternate Base Rate Loans and 2% (the "ABR Default Rate") or (ii) if any interest payable on the principal amount of any Loan or any fee or other amount, including the principal amount of any Alternate Base Rate Loan, payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the ABR Default Rate, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment). Upon the occurrence, and during the continuance, of any other Event of Default hereunder, at the option of the Required Lenders, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate which is (A) in the case of principal, the rate that would otherwise be applicable thereto plus 2% or (B) in the case of interest, fees or other amounts, the ABR Default Rate (after as well as before judgment).

                  (c) Interest on each Loan shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to paragraph (b) of this Section shall be payable from time to time on demand.

         Section 2.9       Conversion Options.

                  (a) The Borrower may, in the case of Revolving Loans and the Term Loan, elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans, by delivering a Notice of Conversion/Extension to the Administrative Agent at least three Business Days prior to the proposed date of conversion. In addition, the Borrower may elect from time to time to convert all or any portion of a LIBOR Rate Loan to an Alternate Base Rate Loan by giving the Administrative Agent irrevocable written notice thereof by 1:00 P.M. one (1) Business Day prior to the proposed date of conversion. If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. LIBOR Rate Loans may only be converted to Alternate Base Rate Loans on the last day of the applicable Interest Period. If the date upon which a LIBOR Rate Loan is to be converted to an Alternate Base Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein; provided that (i) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. All or any part of outstanding LIBOR Rate Loans may be converted as provided herein; provided that partial conversions shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

                  (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.9(a); provided, that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

         Section 2.10      Computation of Interest and Fees; Usury.

                  (a) Interest payable hereunder with respect to any Alternate Base Rate Loan based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

                  (c) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Credit Parties are hereby limited by the provisions of this subsection which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including, but not limited to, prepayment or acceleration of the maturity of any Credit Party Obligation), shall the interest taken, reserved, contracted for, charged, or received under this Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such Indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

         Section 2.11      Pro Rata Treatment and Payments.

                  (a) Allocation of Payments Prior to Exercise of Remedies. Each borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made pro rata according to the respective Revolving Commitment Percentages of the Revolving Lenders. Unless otherwise required by the terms of this Agreement, each payment under this Agreement or any Note shall be applied, first, to any fees then due and owing by the Borrower pursuant to Section 2.5, second, to interest then due and owing hereunder and under the Notes of the Borrower and, third, to principal then due and owing hereunder and under the Notes of the Borrower. Each payment on account of any fees pursuant to Section 2.5 shall be made pro rata in accordance with the respective amounts due and owing (except as to the Letter of Credit Facing Fees and the Issuing Lender Fees). Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving Loans and on the Term Loan, as applicable, shall be applied to such Loans, as applicable, on a pro rata basis in accordance with the terms of Section 2.7(a) hereof. Each optional prepayment on account of principal of the Loans shall be applied in accordance with
         Section 2.7(a). Each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.7(b). All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.16(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified on Section 9.2 in Dollars and in immediately available funds not later than 1:00 P.M. on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                  (b) Allocation of Payments After Exercise of Remedies. Notwithstanding any other provisions of this Agreement to the contrary, after the exercise of remedies (other than the invocation of default interest pursuant to Section 2.8) by the Administrative Agent or the Lenders pursuant to Section 7.2 (or after the Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall automatically become due and payable in accordance with the terms of such Section), all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows (irrespective of whether the following costs, expenses, fees, interest, premiums, scheduled periodic payments or Credit Party Obligations are allowed, permitted or recognized as a claim in any proceeding resulting from the occurrence of a Bankruptcy Event):

                           FIRST, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Security Documents;

                           SECOND, to the payment of any fees owed to the
                  Administrative Agent and the Issuing Lender

                           THIRD, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

                           FOURTH, to the payment of all of the Credit Party
                  Obligations consisting of accrued fees and interest, and including, with respect to any Secured Hedging Agreement, any fees, premiums and scheduled periodic payments due under such Secured Hedging Agreement and any interest accrued thereon;

                           FIFTH, to the payment of the outstanding principal
                  amount of the Credit Party Obligations and the payment or cash collateralization of the outstanding LOC Obligations, and including with respect to any Secured Hedging Agreement, any breakage, termination or other payments due under such Secured Hedging Agreement and any interest accrued thereon;

                           SIXTH, to all other Credit Party Obligations and
                  other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                           SEVENTH, to the payment of the surplus, if any, to
whoever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders and any Hedging Agreement Provider shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender or the outstanding obligations payable to such Hedging Agreement Provider bears to the aggregate then outstanding Loans and LOC Obligations and obligations payable under all Secured Hedging Agreements) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (c) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (i) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (ii) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section. Notwithstanding the foregoing terms of this Section, only Collateral proceeds and payments under the Guaranty (as opposed to ordinary course principal, interest and fee payments hereunder) shall be applied to obligations under any Secured Hedging Agreement.

         Section 2.12      Non-Receipt of Funds by the Administrative Agent.

                  (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received written notice from a Lender prior to the proposed date of any Extension of Credit that such Lender will not make available to the Administrative Agent such Lender's share of such Extension of Credit, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Agreement and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Extension of Credit available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Alternate Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Extension of Credit to the Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Extension of Credit. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

                  (b) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under subsections (a) and (b) of this Section shall be conclusive, absent manifest error.

                  (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this
         Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Extension of Credit set forth in Article IV are not satisfied or waived in accordance with the terms thereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

                  (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 9.5(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any such payment under Section 9.5(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.5(c).

                  (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

         Section 2.13      Inability to Determine Interest Rate.

         Notwithstanding any other provision of this Agreement, if (a) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining the LIBOR Rate for such Interest Period, or (b) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two (2) Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall remain as or be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

         Section 2.14      Yield Protection.

                  (a) Increased Costs Generally. If any Change in Law shall:

                           (i) impose, modify or deem applicable any reserve,
                  special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR
                  Rate) or the Issuing Lender;

                           (ii) subject any Lender or the Issuing Lender to any
                  tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 2.16 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the Issuing Lender); or

                           (iii) impose on any Lender or the Issuing Lender or
                  the London interbank market any other condition, cost or expense affecting this Agreement or LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the Issuing Lender, the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any lending office of such Lender or such Lender's or the Issuing Lender's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Lender's capital or on the capital of such Lender's or the Issuing Lender's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Lender's policies and the policies of such Lender's or the Issuing Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company for any such reduction suffered.

                  (c) Certificates for Reimbursement. A certificate of a Lender or the Issuing Lender setting forth, in reasonable detail, the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

                  (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Lender's right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered, as the case may be, to the extent that such Lender or the Issuing Lender fails to make a demand for such compensation more than nine (9) months after becoming aware of such Change in Law giving arise to such increased costs or reductions.

         Section 2.15      Indemnity; Eurocurrency Liabilities.

                  (a) The Credit Parties hereby agree to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) the failure by the Borrower to pay the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) the failure by the Borrower to accept a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate setting forth in reasonable detail as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Agreement and payment of the Credit Party Obligations.

                  (b) The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves under Regulation D with respect to "Eurocurrency liabilities" within the meaning of Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding, additional interest on the unpaid principal amount of each LIBOR Loan equal to the actual costs of such reserves allocated to such LIBOR Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such LIBOR Loan, provided the Borrower shall have received at least fifteen (15) days prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant interest payment date, such additional interest shall be due and payable fifteen (15) days from receipt of such notice.

         Section 2.16      Taxes.

                  (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Credit Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrower shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then
         (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of paragraph (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

                  (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Credit Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

         Without limiting the generality of the foregoing, in the event that the Borrower is resident for tax purposes in the United States of America, any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do
so), whichever of the following is applicable:

                           (i) duly completed copies of Internal Revenue Service
                  Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

                           (ii) duly completed copies of Internal Revenue
                  Service Form W-8ECI,

                           (iii) in the case of a Foreign Lender claiming the
                  benefits of the exemption for portfolio interest under section 881(c) of the Code, (i) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and
                  (ii) duly completed copies of Internal Revenue Service Form W-8BEN, or

                           (iii) any other form prescribed by applicable law as
                  a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.

                  (f) Treatment of Certain Refunds. If the Administrative Agent, a Lender or the Issuing Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or the Issuing Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Issuing Lender in the event the Administrative Agent, such Lender or the Issuing Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or the Issuing Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

         Section 2.17      Indemnification; Nature of Issuing Lender's Duties.

                  (a) In addition to its other obligations under Section 2.3, the Credit Parties hereby agree to protect, indemnify, pay and save the Issuing Lender and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender or such Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").

                  (b) As between the Credit Parties, the Issuing Lender and each Lender, the Credit Parties shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Neither the Issuing Lender nor any Lender shall be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender or any Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender or any Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in the absence of gross negligence, bad faith or willful misconduct, shall not put such Issuing Lender or such Lender under any resulting liability to the Credit Parties. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender and each Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Credit Parties, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Government Authority. The Issuing Lender and the Lenders shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender and the Lenders.

                  (d) Nothing in this Section is intended to limit the Reimbursement Obligation of the Borrower contained in Section 2.3(d) hereof. The obligations of the Credit Parties under this Section shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender and the Lenders to enforce any right, power or benefit under this Agreement.

                  (e) Notwithstanding anything to the contrary contained in this Section, the Credit Parties shall have no obligation to indemnify the Issuing Lender or any Lender in respect of any liability incurred by the Issuing Lender or such Lender arising out of the gross negligence, bad faith or willful misconduct of the Issuing Lender (including action not taken by the Issuing Lender or such Lender), as determined by a court of competent jurisdiction or pursuant to arbitration.

         Section 2.18      Illegality.

         Notwithstanding any other provision of this Credit Agreement, if any Change in Law shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Credit Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans. The Borrower hereby agrees to promptly pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate (which certificate shall include a description of the basis for the computation) as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

         Section 2.19      Replacement of Lenders.

                  (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.14, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to
         Section 2.14 or Section 2.16, as the case may be, in the future and
         (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) Replacement of Lenders. If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.6), all of its interests, rights and obligations under this Agreement and the related Credit Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

                           (i) the Borrower shall have paid to the
                  Administrative Agent the assignment fee specified in Section 9.6;

                           (ii) such Lender shall have received payment of an
                  amount equal to the outstanding principal of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 2.15) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

                           (iii) in the case of any such assignment resulting
                  from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments thereafter; and

                           (iv) such assignment does not conflict with
                  applicable law.

         A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Agreement and to make the Extensions of Credit herein provided for, the Credit Parties hereby represent and warrant to the Administrative Agent and to each Lender that:

         Section 3.1       Financial Condition.

                  (a) (i) The audited Consolidated and consolidating financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal years ended 2004, 2005 and 2006 together with the related Consolidated and consolidating statements of income or operations, equity and cash flows for the fiscal years ended on such dates, (ii) the unaudited Consolidated and consolidating financial statements of the Borrower and its Subsidiaries for the year-to-date period ending on the last day of the quarter that ended at least 20 days prior to the Closing Date, together with the related Consolidated and consolidating statements of income or operations, equity and cash flows for the year-to-date period ending on such date and (iii) a pro forma balance sheet of the Borrower and its Subsidiaries as of the last day of the quarter that ended at least 20 days prior to the Closing Date:

                                    (A) were prepared in accordance with GAAP
                           consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                                    (B) fairly present the financial condition
                           of the Borrower and its Subsidiaries, as applicable, as of the date thereof (subject, in the case of the unaudited financial statements, to normal year-end adjustments) and results of operations for the period covered thereby; and

                                    (C) show all material Indebtedness and other
                           liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and contingent obligations.

                  (b) The five-year projections of the Borrower and its Subsidiaries delivered to the Lenders on or prior to the Closing Date have been prepared in good faith based upon reasonable assumptions.

         Section 3.2       No Material Adverse Effect; Internal Control Event.

         Since December 31, 2006 (a) (and, in addition, after delivery of annual audited financial statements in accordance with Section 5.1(a), from the date of the most recently delivered annual audited financial statements), there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and (b) no Internal Control Event has occurred.

         Section 3.3       Corporate Existence; Compliance with Law.

         Each of the Credit Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, (b) has the requisite power and authority and the legal right to own and operate all its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and has taken all actions necessary to maintain all rights, privileges, licenses and franchises necessary or required in the normal conduct of its business, (c) is duly qualified to conduct business and in good standing under the laws of (i) the jurisdiction of its organization or formation, (ii) the jurisdiction where its chief executive office is located and (iii) each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing in any such other jurisdiction could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business or operations of the Credit Parties and their Subsidiaries in such jurisdiction and (d) is in compliance with all Requirements of Law, organizational documents, government permits and government licenses (including liquor licenses) except to the extent such non-compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The jurisdictions in which the Credit Parties are organized and qualified to do business as of the Closing Date are described on Schedule 3.3. The Borrower shall update Schedule 3.3 from time to time, in accordance with
Section 5.2, to add Additional Credit Parties.

         Section 3.4   Corporate Power; Authorization; Enforceable Obligations.

                  (a) Each of the Credit Parties has full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. Each Credit Document to which it is a party has been duly executed and delivered on behalf of each Credit Party. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (b) Each of the Borrower and the Guarantors has obtained (i) all material licenses (including material liquor licenses), permits and consents necessary or appropriate for such party to conduct the business and operations located at each of the Facilities and (ii) except for the Pledge Approval, the Colorado Gaming Notice and any Approvals of the Gaming Authorities or any other Governmental Authorities that the Administrative Agent or any Lender, Secured Party or Participant is required to obtain under the Gaming Laws or other Requirements of Law in order to exercise their respective rights and remedies under the Credit Documents, all required approvals from the Gaming Authorities of the transactions contemplated hereby and by the other Credit Documents.

         Section 3.5       No Legal Bar; No Default.

         The execution, delivery and performance by each Credit Party of the Credit Documents to which such Credit Party is a party, the borrowings thereunder and the use of the proceeds of the Loans (a) will not violate any Requirement of Law or any Contractual Obligation of any Credit Party (except those as to which waivers or consents have been obtained), (b) will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws, articles of organization, operating agreement or other organization documents of the Credit Parties or any material agreement or other material instrument to which such Person is a party or by which any of its properties may be bound or any material approval or material consent from any Governmental Authority relating to such Person, and (c) will not result in, or require, the creation or imposition of any Lien on any Credit Party's properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents or Permitted Liens. No Credit Party is in default under or with respect to any of its Contractual Obligations in any material respect. No Default or Event of Default has occurred and is continuing.

         Section 3.6       No Material Litigation.

         No litigation, investigation, claim, criminal prosecution, civil investigative demand, imposition of criminal or civil fines and penalties, or any other proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against any Credit Party or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Extension of Credit or any of the transactions contemplated hereby, or
(b) which could reasonably be expected to have a Material Adverse Effect. No permanent injunction, temporary restraining order or similar decree has been issued against any Credit Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         Section 3.7       Investment Company Act; etc.

         No Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Credit Party is a subject to regulation under the Federal Power Act, the Interstate Commerce Act, or any federal or state statute or regulation limiting its ability to incur the Credit Party Obligations.

         Section 3.8       Margin Regulations.

         No part of the proceeds of any Extension of Credit hereunder will be used directly or indirectly for any purpose that violates, or that would require any Lender to make any filings in accordance with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Credit Parties and their Subsidiaries
(a) are not engaged, principally or as one of their important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" "margin stock" within the respective meanings of each of such terms under Regulation U and (b) taken as a group do not own "margin stock" except as identified in the financial statements referred to in Section 3.1 or delivered pursuant to Section 5.1 and the aggregate value of all "margin stock" owned by the Credit Parties and their Subsidiaries taken as a group does not exceed 25% of the value of their assets.

         Section 3.9       ERISA.

         Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither any Credit Party nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan.

         Section 3.10      Environmental Matters.

         Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect:

                  (a) The facilities and properties owned, leased or operated by the Credit Parties or any of their Subsidiaries (the "Properties") do not contain any Materials of Environmental Concern in amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to liability on behalf of any Credit Party under, any Environmental Law.

                  (b) The Properties and all operations of the Credit Parties and/or their Subsidiaries at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Credit Parties or any of their Subsidiaries (the "Business").

                  (c) Neither the Credit Parties nor their Subsidiaries have received any written or actual notice of violation, alleged violation, non-compliance, liability or potential liability on behalf of any Credit Party with respect to environmental matters or Environmental Laws regarding any of the Properties or the Business, nor do the Credit Parties or their Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened.

                  (d) The Credit Parties have not and, to the best knowledge of the Credit Parties, no other Person has disposed of Materials of Environmental Concern from the Properties in violation of, or in a manner or to a location that could give rise to liability on behalf of any Credit Party under any Environmental Law, and the Credit Parties have not and, to the best knowledge of the Credit Parties, no other Person has generated, treated, stored or disposed of Materials of Environmental Concern at, on or under any of the Properties in violation of, or in a manner that could give rise to liability on behalf of any Credit Party under, any applicable Environmental Law.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Credit Parties and their Subsidiaries, threatened, under any Environmental Law to which any Credit Party or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

                  (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of any Credit Party or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability on behalf of any Credit Party under Environmental Laws.

         Section 3.11      Use of Proceeds.

         The proceeds of the Extensions of Credit shall be used by the Borrower solely (a) to refinance certain existing Indebtedness of the Credit Parties and their Subsidiaries, including, without limitation, the redemption of the Senior Notes and the payment of any applicable call premium, (b) to pay any costs, fees and expenses associated with this Agreement on the Closing Date, and (c) for working capital and other general corporate purposes of the Credit Parties and their Subsidiaries.

         Section 3.12      Subsidiaries; Joint Ventures; Partnerships.

         Set forth on Schedule 3.12 is a complete and accurate list of all Subsidiaries, joint ventures and partnerships of the Credit Parties as of the Closing Date. Information on the attached Schedule includes the following: (a) the number of shares of each class of Equity Interest or other equity interests of each Subsidiary outstanding; and (b) the number and percentage of outstanding shares of each class of Equity Interest owned by the Borrower or any of its Subsidiaries. The outstanding Equity Interest and other equity interests of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Equity Interest of the Borrower or any Subsidiary, except as contemplated in connection with the Credit Documents. The Borrower shall update Schedule 3.12 from time to time, in accordance with
Section 5.2, by providing a replacement Schedule 3.12 to the Administrative
Agent.

         Section 3.13      Ownership.

         Each of the Credit Parties and its Subsidiaries is the owner of, and has good and marketable title to or a valid leasehold interest in, all of its respective assets, which, together with assets leased or licensed by the Credit Parties and their Subsidiaries, represents all assets in the aggregate material to the conduct of the business of the Credit Parties and their Subsidiaries, and (after giving effect to the Transactions) none of such assets is subject to any Lien other than Permitted Liens. Each Credit Party and its Subsidiaries enjoys peaceful and undisturbed possession under all of its leases and all such leases are valid and subsisting and in full force and effect.

         Section 3.14      Indebtedness.

         Except as otherwise permitted under Section 6.1, the Credit Parties and their Subsidiaries have no Indebtedness.

         Section 3.15      Taxes.

         Each of the Credit Parties and its Subsidiaries has filed, or caused to be filed, all income tax returns and all other material tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, gaming taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) that are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. None of the Credit Parties or their Subsidiaries is aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries.

         Section 3.16      Intellectual Property Rights.

         Each of the Credit Parties and its Subsidiaries owns, or has the legal right to use, all Intellectual Property necessary for each of them to conduct its business as currently conducted. Set forth on Schedule 3.16 is a list of all registered or issued Intellectual Property (including all applications for registration and issuance) owned by each of the Credit Parties and its Subsidiaries or that each of the Credit Parties or any of its Subsidiaries has the right to use as of the Closing Date or as of the date such Schedule was last updated in accordance with the terms of Section 5.2 (including name/title, current owner, registration or application number, and registration or application date). Except as disclosed in Schedule 3.16 hereto, (a) each Credit Party has the right to use its Intellectual Property in perpetuity and without payment of royalties, (b) all registrations with and applications to Governmental Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any taxes or maintenance fees or the taking of any interest therein, held by any of the Credit Parties to maintain their validity or effectiveness, and (c) there are no restrictions on the direct or indirect transfer of any Contractual Obligation, or any interest therein, held by any of the Credit Parties in respect of such Intellectual Property which has not been obtained. None of the Credit Parties is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use its Intellectual Property; no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor do the Credit Parties or any of their Subsidiaries know of any such claim; and, to the knowledge of the Credit Parties or any of their Subsidiaries, the use of such Intellectual Property by any of the Credit Parties or any of its Subsidiaries does not infringe on the rights of any Person. The Credit Parties have recorded or deposited with and paid to the United States Copyright Office, the Register of Copyrights, the Copyrights Royalty Tribunal or other Governmental Authority, all notices, statements of account, royalty fees and other documents and instruments required under the terms and conditions of any Contractual Obligation of the Credit Parties and/or under Title 17 of the United States Code and the rules and regulations issued thereunder (collectively, the "Copyright Act"), and are not liable to any Person for copyright infringement under the Copyright Act or any other law, rule, regulation, contract or license as a result of their business operations.
Schedule 3.16 shall be updated from time to time, in accordance with Section 5.2, by the Borrower to include new Intellectual Property acquired after the Closing Date by giving written notice thereof to the Administrative Agent.

         Section 3.17      Solvency.

         After giving effect to the Transactions, (a) each of the Credit Parties is solvent and is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, and (b) the fair saleable value of each Credit Party's assets, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Agreement. After giving effect to the Transactions, none of the Credit Parties (i) has unreasonably small capital in relation to the business in which it is or proposes to be engaged or (ii) has incurred, or believes that it will incur debts beyond its ability to pay such debts as they become due. In executing the Credit Documents and consummating the Transactions, none of the Credit Parties intends to hinder, delay or defraud either present or future creditors or other Persons to which one or more of the Credit Parties is or will become indebted.

         Section 3.18      Investments.

         All Investments of each of the Credit Parties and its Subsidiaries are Permitted Investments.

         Section 3.19      Location of Collateral.

         Set forth on Schedule 3.19(a) is a list of all Properties of the Credit Parties and their Subsidiaries as of the Closing Date with street address, county and state where located. Set forth on Schedule 3.19(b) is a list of all locations where any tangible personal property of the Credit Parties and their Subsidiaries (excluding inventory in transit or on temporary display at a customer location) is located as of the Closing Date, including county and state where located. Set forth on Schedule 3.19(c) is the state of incorporation or organization, the chief executive office, the principal place of business, the federal tax identification number and organization identification number of each of the Credit Parties and their Subsidiaries as of the Closing Date.

         Section 3.20      No Burdensome Restrictions.

         None of the Credit Parties or their Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 3.21      Brokers' Fees.

         None of the Credit Parties or their Subsidiaries has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents other than the closing and other fees payable pursuant to this Agreement and as set forth in the Fee Letter.

         Section 3.22      Labor Matters.

         There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Credit Parties or any of their Subsidiaries as of the Closing Date, other than as set forth in Schedule 3.22 hereto, and none of the Credit Parties or their Subsidiaries (a) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years, other than as set forth in Schedule 3.22 hereto, or (b) has knowledge of any potential or pending strike, walkout or work stoppage. Other than as set forth on Schedule 3.22, no unfair labor practice complaint is pending against any Credit Party or any of its Subsidiaries. There are no strikes, walkouts, work stoppages or other material labor difficulty pending or threatened against any Credit Party.

         Section 3.23      Accuracy and Completeness of Information.

         All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of any Credit Party or any of its Subsidiaries to the Administrative Agent, the Arranger or any Lender for purposes of or in connection with this Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to any Credit Party or any of its Subsidiaries which, individually or in the aggregate, has, or could reasonably be expected to have, a Material Adverse Effect, which fact has not been set forth herein, in the financial statements of the Borrower and its Subsidiaries furnished to the Administrative Agent and the Lenders, or in any certificate, opinion or other written statement made or furnished by any Credit Party to the Administrative Agent and the Lenders.

         Section 3.24      Material Contracts.

         Schedule 3.24 sets forth a complete and accurate list of all Material Contracts of the Credit Parties and their Subsidiaries in effect as of the Closing Date. Each Material Contract is, and after giving effect to the Transactions will be, in full force and effect in accordance with the terms thereof. The Credit Parties have delivered to the Administrative Agent a true and complete copy of each Material Contract. Schedule 3.24 shall be updated from time to time, in accordance with Section 5.2 by the Borrower to include new Material Contracts by giving written notice thereof to the Administrative Agent.

         Section 3.25      Insurance.

         The insurance coverage of the Credit Parties and their Subsidiaries as of the Closing Date is outlined as to carrier, policy number, expiration date, type and amount on Schedule 3.25 and such insurance coverage complies with the requirements set forth in Section 5.5(b). Schedule 3.25 shall be updated from time to time, in accordance with Section 5.2 by the Borrower to include additional insurance coverage.

         Section 3.26      Security Documents.

         Except that the Gaming Pledge Agreement and the grant of the security interests therein are not effective until the Pledge Approval is obtained, the Security Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby. Except as set forth in the Security Documents, such security interests and Liens are currently (or will be, upon (a) the filing of appropriate financing statements with the Secretary of State of the state of incorporation or organization for each Credit Party, the filing of appropriate assignments or notices with the United States Patent and Trademark Office and the United States Copyright Office, and the recordation of the Mortgage Instruments, in each case in favor of the Administrative Agent, on behalf of the Lenders, and (b) the Administrative Agent obtaining Control (as defined in the Security Agreement) or possession over those items of Collateral in which a security interest is perfected through Control or possession) perfected security interests and Liens, prior to all other Liens other than Permitted Liens.

         Section 3.27      Regulation H.

         No Mortgaged Property is a Flood Hazard Property.

         Section 3.28      Classification of Senior Indebtedness.

         The Credit Party Obligations constitute "Senior Indebtedness", "Designated Senior Indebtedness" or any similar designation under and as defined in any agreement governing any Subordinated Debt and the subordination provisions set forth in each such agreement are legally valid and enforceable against the parties thereto.

         Section 3.29      Anti-Terrorism Laws.

         Neither any Credit Party nor any of its Subsidiaries is an "enemy" or an "ally of the enemy" within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. ss.ss. 1 et seq.), as amended. Neither any Credit Party nor any or its Subsidiaries is in violation of
(a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the Patriot Act. None of the Credit Parties (i) is a blocked person described in Section 1 of the Anti-Terrorism Order or (ii) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person.

         Section 3.30      Compliance with OFAC Rules and Regulations.

         None of the Credit Parties or their Subsidiaries or their respective Affiliates (a) is a Sanctioned Person, (b) has more than 15% of its assets in Sanctioned Countries, or (c) derives more than 15% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any Extension of Credit hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

         Section 3.31      Compliance with FCPA.

         Each of the Credit Parties and their Subsidiaries is in compliance with the Foreign Corrupt Practices Act, 15 U.S.C. ss.ss. 78dd-1, et seq., and any foreign counterpart thereto. None of the Credit Parties or their Subsidiaries has made a payment, offering, or promise to pay, or authorized the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Credit Party or its Subsidiary or to any other Person, in violation of the Foreign Corrupt Practices Act, 15 U.S.C. ss.ss. 78dd-1, et seq.

         Section 3.32      Consent; Governmental Authorizations.

         Except for the Pledge Approval, the Colorado Gaming Notice and any Approvals of the Gaming Authorities or any other Governmental Authorities that the Administrative Agent or any Lender, Secured Party or Participant is required to obtain under the Gaming Laws or other Requirements of Law in order to exercise their respective rights and remedies under the Credit Documents, no approval, consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of Extensions of Credit by the Borrower or the making of the Guaranty hereunder or with the execution, delivery or performance of any Credit Document by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents).


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         Section 4.1       Conditions to Closing Date.

         This Agreement shall become effective upon, and the obligation of each Lender to make the Term Loan and the initial Revolving Loans on the Closing Date is subject to, the satisfaction of the following conditions precedent:

                  (a) Execution of Credit Agreement; Credit Documents and Lender Consents. The Administrative Agent shall have received (i) counterparts of this Agreement, executed by a duly authorized officer of each party hereto, (ii) for the account of each Revolving Lender requesting a promissory note, a Revolving Note, (iii) for the account of each Term Loan Lender requesting a promissory note, a Term Loan Note, (iv) for the account of the Swingline Lender requesting a promissory note, the Swingline Note, (v) counterparts of the Security Agreement, the Pledge Agreements, each Environmental Indemnity and each Mortgage Instrument, in each case conforming to the requirements of this Agreement and executed by duly authorized officers of the Credit Parties or other Person, as applicable, (vi) counterparts of any other Credit Document (other than the Custodian Agreement) executed by the duly authorized officers of the parties thereto and (vii) executed consents, in the form of Exhibit 4.1(a), from each Lender authorizing the Administrative Agent to enter this Credit Agreement on their behalf.

                  (b) Authority Documents. The Administrative Agent shall have received the following:

                           (i) Articles of Incorporation/Charter Documents.
                  Original certified articles of incorporation or other charter documents, as applicable, of each Credit Party certified (A) by an officer of such Credit Party (pursuant to an officer's certificate in substantially the form of Exhibit 4.1(b) attached hereto) as of the Closing Date to be true and correct and in force and effect as of such date, and (B) to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its incorporation or organization, as applicable.

                           (ii) Resolutions. Copies of resolutions of the board
                  of directors or comparable managing body of each Credit Party approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of such Credit Party (pursuant to an officer's certificate in substantially the form of Exhibit 4.1(b) attached hereto) as of the Closing Date to be true and correct and in force and effect as of such date.

                           (iii) Bylaws/Operating Agreement. A copy of the
                  bylaws or comparable operating agreement of each Credit Party certified by an officer of such Credit Party (pursuant to an officer's certificate in substantially the form of Exhibit 4.1(b) attached hereto) as of the Closing Date to be true and correct and in force and effect as of such date.

                           (iv) Good Standing. Original certificates of good
                  standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

                           (v) Incumbency. An incumbency certificate of each
                  Credit Party certified by an officer (pursuant to an officer's certificate in substantially the form of Exhibit 4.1(b) attached hereto) to be true and correct as of the Closing Date.

                  (c) Legal Opinion of Counsel. The Administrative Agent shall have received an opinion or opinions (including, if requested by the Administrative Agent, local counsel opinions, including, without limitation, Colorado local counsel opinions) of counsel for the Credit Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent (which shall include, without limitation, opinions with respect to the due organization and valid existence of each Credit Party, opinions as to perfection of the Liens granted to the Administrative Agent pursuant to the Security Documents and opinions as to the non-contravention of the Credit Parties' organizational documents and Material Contracts).

                  (d) Personal Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent:

                           (i) (A) searches of UCC filings in the jurisdiction
                  of incorporation or formation, as applicable, of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (B) tax lien, judgment and pending litigation searches;

                           (ii) searches of ownership of Intellectual Property
                  in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent's security interest in the Intellectual Property;

                           (iii) completed UCC financing statements for each
                  appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

                           (iv) stock or membership certificates, if any,
                  evidencing the Equity Interest pledged to the Administrative Agent pursuant to any Pledge Agreement and duly executed in blank undated stock or transfer powers (other than the stock certificates evidencing the Equity Interest in ROC and the stock power with respect to the same);

                           (v) duly executed consents as are necessary, in the
                  Administrative Agent's sole discretion, to perfect the Lenders' security interest in the Collateral;

                           (vi) in the case of any personal property Collateral
                  located at premises leased by a Credit Party and set forth on
                  Schedule 3.19(a) such estoppel letters, consents and waivers from the landlords of such real property to the extent the Borrower is able to secure such letters, consents and waivers after using commercially reasonable efforts (such letters, consents and waivers shall be in form and substance satisfactory reasonably to the Administrative Agent, it being acknowledged and agreed that any landlord waiver in the form of Exhibit 4.1(d) is satisfactory to the Administrative Agent);

                           (vii) all instruments and chattel paper in the
                  possession of any of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent's and the Lenders' security interest in the Collateral; and

                           (viii) Securities Account Control Agreements
                  satisfactory to the Administrative Agent with respect to each securities account, except payroll accounts and to the extent otherwise determined by the Administrative Agent

                  (e) Real Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and the Lenders:

                           (i) fully executed and notarized Mortgage Instruments
                  encumbering the Mortgaged Properties listed in Schedule 3.19(d) as to properties owned by the Credit Parties and, to the extent required by the Administrative Agent, the leasehold interest in the Mortgaged Properties listed in Schedule 3.19(d) as to properties that are warehouses, plants or other real properties material to the conduct of the Credit Parties' business and are leased by the Credit Parties;

                           (ii) a title report in respect of each of the
                  Mortgaged Properties;

                           (iii) with respect to each Mortgaged Property listed
                  in Schedule 3.19(d), a Mortgage Policy assuring the Administrative Agent that the Mortgage Instrument with respect to such Mortgaged Property creates a valid and enforceable first priority mortgage lien on such Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policy shall be in form and substance reasonably satisfactory to the Administrative Agent and shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

                           (iv) evidence as to (A) whether any Mortgaged
                  Property listed in Schedule 3.19(d) is a Flood Hazard Property and (B) if any Mortgaged Property is a Flood Hazard Property,
                  (x) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (y) the applicable Credit Party's written acknowledgment of receipt of written notification from the Administrative Agent (I) as to the fact that such Mortgaged Property is a Flood Hazard Property and (II) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and
                  (z) copies of insurance policies or certificates of insurance of the Credit Parties and their Subsidiaries evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as loss payee on behalf of the Lenders;

                           (v) [Reserved].

                           (vi) satisfactory third-party environmental reviews
                  of all owned Mortgaged Properties listed in Schedule 3.19(d) (other than with respect to the Mortgaged Property related to the Riviera Black Hawk Facility) and, to the extent requested by the Administrative Agent, all leased Mortgaged Properties listed in Schedule 3.19(d), including, but not limited to, Phase I environmental assessments, together with reliance letters in favor of the Lenders;

                           (vii) to the extent requested by the Administrative
                  Agent, opinions of counsel to the Credit Parties for each jurisdiction in which the Mortgaged Properties are located;

                           (viii) to the extent available and upon using
                  commercially reasonable efforts, zoning letters from each municipality or other Governmental Authority for each jurisdiction in which the Mortgaged Properties listed in
                  Schedule 3.19(d) are located; and

                           (ix) to the extent requested by the Administrative
                  Agent, with respect to each leased Mortgaged Property, a survey certified to the Administrative Agent by a firm of surveyors reasonably satisfactory to the Administrative Agent.

                  (f) Liability, Casualty, Property and Business Interruption Insurance. The Administrative Agent shall have received copies of insurance policies or certificates and endorsements of insurance evidencing liability, casualty, property and business interruption insurance meeting the requirements set forth herein or in the Security Documents. The Administrative Agent shall be named (i) as lender's loss payee, as its interest may appear, with respect to any such insurance providing coverage in respect of any Collateral and (ii) as additional insured, as its interest may appear, with respect to any such insurance providing liability coverage, and the Borrower will use its commercially reasonable efforts to have each provider of any such insurance agree, by endorsement upon the policy or policies issued by it or by independent instruments to be furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled.

                  (g) Solvency Certificate. The Administrative Agent shall have received an officer's certificate prepared by the chief financial officer of the Borrower as to the financial condition, solvency and related matters of the Credit Parties and their Subsidiaries, after giving effect to the initial borrowings under the Credit Documents, in substantially the form of Exhibit 4.1(g) hereto.

                  (h) Account Designation Notice. The Administrative Agent shall have received the executed Account Designation Notice in the form of
         Exhibit 1.1(a) hereto.

                  (i) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing with respect to the Loans to be made on the Closing Date.

                  (j) Consents. The Administrative Agent shall have received evidence that (A) except for the Pledge Approval, the Colorado Gaming Notice and any Approvals of the Gaming Authorities or any other Governmental Authorities that the Administrative Agent or any Lender, Secured Party or Participant is required to obtain under the Gaming Laws or other Requirements of Law in order to exercise their respective rights and remedies under the Credit Documents (i) all boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the Transactions have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing, and (ii) the Borrower and the Guarantors have made all necessary registrations with, obtained all necessary consents or approvals of, given all necessary notices to, and taken all other necessary actions required by, each applicable Gaming Authority relative to the execution, delivery and performance of the Credit Documents by the Borrower and the Guarantors and (B) the Borrower has given notice of the Transactions to the Colorado Gaming Authorities prior to the Closing Date.

                  (k) Compliance with Laws. The financings and other Transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

                  (l) Bankruptcy. There shall be no bankruptcy or insolvency proceedings pending with respect to any Credit Party or any Subsidiary thereof.

                  (m) Existing Indebtedness of the Credit Parties. All of the existing Indebtedness for borrowed money of the Credit Parties and their Subsidiaries (excluding Indebtedness permitted to exist pursuant to Section 6.1) shall be repaid in full and all security interests related thereto shall be terminated on or prior to the Closing Date (or in the case of the redemption of the Senior Notes, the Borrower shall have deposited with the Trustee an amount sufficient to redeem the Senior Notes so that the Senior Indenture shall be satisfied and discharged as of the Closing Date and all security interests related thereto shall be terminated on or prior to the Closing Date).

                  (n) Financial Statements. The Administrative Agent and the Lenders shall have received copies of the financial statements referred to in Section 3.1, each in form and substance satisfactory to it.

                  (o) No Material Adverse Change. Since December 31, 2006, there shall have been no material adverse change in the business, properties, prospects, operations or condition (financial or otherwise) of the Borrower or any of its Subsidiaries.

                  (p) Financial Condition Certificate. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Closing Date, substantially in the form of Exhibit 4.1(p) stating that (i) there does not exist any pending or ongoing, action, suit, investigation, litigation or proceeding in any court or before any other Governmental Authority (A) affecting this Agreement or the other Credit Documents, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date or (B) that purports to affect any Credit Party or any of its Subsidiaries, or any transaction contemplated by the Credit Documents, which action, suit, investigation, litigation or proceeding could reasonably be expected to have a Material Adverse Effect, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date, (ii) immediately after giving effect to this Agreement, the other Credit Documents, and all the Transactions contemplated to occur on such date, (A) no Default or Event of Default exists, (B) all representations and warranties contained herein and in the other Credit Documents are true and correct, and (C) the Credit Parties are in pro forma compliance with each of the initial financial covenants set forth in Section 5.9 notwithstanding whether the Consolidated Leverage Ratio is otherwise required to be calculated pursuant to Section 5.9 at such time (as evidenced through detailed calculations of such financial covenants on a schedule to such certificate) as of the last day of the quarter ending at least twenty (20) days preceding the Closing Date and (iii) each of the other conditions precedent in Section 4.1 have been satisfied, except to the extent the satisfaction of any such condition is subject to the judgment or discretion of the Administrative Agent or any Lender.

                  (q) Patriot Act Certificate. At least five (5) Business Days prior to the Closing Date, the Administrative Agent shall have received a certificate satisfactory thereto, substantially in the form of
         Exhibit 4.1(q), for benefit of itself and the Lenders, provided by the Borrower that sets forth information required by the Patriot Act including, without limitation, the identity of the Credit Parties, the name and address of the Credit Parties and other information that will allow the Administrative Agent or any Lender, as applicable, to identify the Credit Parties in accordance with the Patriot Act.

                  (r) Material Contracts. The Administrative Agent shall have received true and complete copies, certified by an officer of the Borrower as true and complete, of all Material Contracts, together with all exhibits and schedules.

                  (s) Ratings. The Borrower shall have received Ratings from S&P and Moody's.

                  (t) Consolidated Leverage Ratio. The Administrative Agent shall have received evidence reasonably satisfactory thereto provided by the Credit Parties that Consolidated Leverage Ratio shall be no greater than 5.65 to 1.0 after giving effect to the initial borrowings under the Credit Agreement and the consummation of the Transactions for the twelve month period through the last day of the quarter ending immediately prior to the Closing Date.

                  (u) Gaming Authority Audit Reports and Certifications. The Administrative agent shall have received (i) copies of the most recent Gaming Authority gaming audit reports of each of the Facility's operations and the results of such audit reports shall be reasonably satisfactory to the Administrative Agent and (ii) certification from the Credit Parties that (x) all Casino Licenses and other material licenses are in full force and effect as of the Closing Date and (y) the Credit Parties are in good standing with all applicable Gaming Authorities.

                  (v) Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and expenses, if any, owing pursuant to the Fee Letter and Section 2.5.

                  (w) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         Section 4.2       Conditions to All Extensions of Credit.

         The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

                  (a) Representations and Warranties. The representations and warranties made by the Credit Parties herein, in the Security Documents and which are contained in any certificate furnished at any time under or in connection herewith shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the date of such Extension of Credit as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

                  (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

                  (c) Compliance with Commitments. Immediately after giving effect to the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect, (ii) the outstanding LOC Obligations shall not exceed the LOC Committed Amount, and (iii) the outstanding Swingline Loans shall not exceed the Swingline Committed Amount.

                  (d) Additional Conditions to Revolving Loans. If a Revolving Loan is requested, all conditions set forth in Section 2.1 shall have been satisfied.

                  (e) Additional Conditions to Additional Term Loans. If an Additional Term Loan is requested, all conditions set forth in Section
         2.2 shall have been satisfied.

                  (f) Additional Conditions to Letters of Credit. If the issuance of a Letter of Credit is requested, all conditions set forth in Section 2.3 shall have been satisfied.

                  (g) Additional Conditions to Swingline Loans. If a Swingline Loan is requested, all conditions set forth in Section 2.4 shall have been satisfied.

         Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute representations and warranties by the Credit Parties as of the date of such Extension of Credit that the conditions set forth above in paragraphs (a) through (g), as applicable, have been satisfied.


                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

         Each of the Credit Parties hereby covenants and agrees that on the Closing Date, and thereafter (a) for so long as this Agreement is in effect, (b) until the Commitments have terminated, and (c) until no Note remains outstanding and unpaid and the Credit Party Obligations and all other amounts owing to the Administrative Agent or any Lender hereunder are paid in full, such Credit Party shall, and shall cause each of their Subsidiaries (other than in the case of Sections 5.1 or 5.2 hereof), to:

         Section 5.1       Financial Statements.

         Furnish to the Administrative Agent and each of the Lenders:

                  (a) Annual Financial Statements. As soon as available and in any event no later than the earlier of (i) to the extent applicable, the date the Borrower is required by the SEC to deliver its Form 10-K for each fiscal year of the Borrower and (ii) ninety (90) days after the end of each fiscal year of the Borrower, a copy of (A) the Consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and the related Consolidated statements of income and retained earnings and of cash flows of the Borrower and its Consolidated Subsidiaries for such year, which shall be audited by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification and (B) the unaudited consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and the related unaudited consolidating statements of income and retained earnings and of cash flows of the Borrower and its Consolidated Subsidiaries for such year;

                  (b) Quarterly Financial Statements. As soon as available and in any event no later than the earlier of (i) to the extent applicable, the date the Borrower is required by the SEC to deliver its Form 10-Q for any fiscal quarter of the Borrower and (ii) forty-five (45) days after the end of each fiscal quarter of the Borrower, a copy of the Consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such period and related Consolidated and consolidating statements of income and retained earnings and of cash flows for the Borrower and its Consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form Consolidated figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments); and

                  (c) Annual Operating Budget and Cash Flow. As soon as available, but in any event within thirty (30) days after the end of each fiscal year, a copy of the detailed annual operating budget or plan including cash flow projections of the Borrower and its Subsidiaries for the next four fiscal quarter period prepared on a quarterly basis, in form and detail reasonably acceptable to the Administrative Agent and the Lenders, together with a summary of the material assumptions made in the preparation of such annual budget or plan;

all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3.

         Notwithstanding the foregoing, financial statements and reports required to be delivered pursuant to the foregoing provisions of this Section may be delivered electronically and if so, shall be deemed to have been delivered on the date on which the Administrative Agent receives such reports from the Borrower through electronic mail; provided that, upon the Administrative Agent's request, the Borrower shall provide paper copies of any documents required hereby to the Administrative Agent.

         Section 5.2       Certificates; Other Information.

         Furnish to the Administrative Agent and each of the Lenders:

                  (a) Accountant Certificate. Concurrently with the delivery of the financial statements referred to in Section 5.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate.

                  (b) Officer's Certificate. Concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(b) above, a certificate of a Responsible Officer substantially in the form of Exhibit 5.2(b) stating that (i) (A) such financial statements present fairly the financial position of the Borrower and its Subsidiaries for the periods indicated in conformity with GAAP applied on a consistent basis, (B) each of the Credit Parties during such period observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement to be observed, performed or satisfied by it, and (C) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate compliance with Section 5.9 as of the last day of such period.

                  (c) Updated Schedules. Concurrently with or prior to the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(b) above, (i) an updated copy of Schedule 3.3 and Schedule 3.12 if the Borrower or any of its Subsidiaries has formed or acquired a new Subsidiary since the Closing Date or since such Schedule was last updated, as applicable, (ii) an updated copy of Schedule 3.16 if the Borrower or any of its Subsidiaries has registered, applied for registration of, acquired or otherwise obtained ownership of any new Intellectual Property since the Closing Date or since Schedule 3.16 was last updated, as applicable, (iii) an updated copy of Schedule 3.24 if any new Material Contract has been entered into since the Closing Date or since Schedule 3.24 was last updated, as applicable, together with a copy of each new Material Contract, and (iv) an updated copy of
         Schedule 3.25 if the Borrower or any of its Subsidiaries has altered or acquired any insurance policies since the Closing Date or since
         Schedule 3.25 was last updated.

                  (d) Financial Information; SEC Filings; Material Reports; Press Releases; Etc. Promptly upon their becoming available, (i) copies of all reports (other than those provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which the Borrower sends to its shareholders, (ii) copies of all reports and all registration statements and prospectuses, if any, which the Borrower may make to, or file with, the SEC (or any successor or analogous Governmental Authority) or any securities exchange or other private regulatory authority, (iii) all material regulatory reports and (iv) all press releases and other statements made available by any of the Credit Parties to the public concerning material developments in the business of any of the Credit Parties.

                  (e) Annual Officer's Certificate. Within ninety (90) days after the end of each fiscal year of the Borrower, a certificate containing information including a calculation of Excess Cash Flow and the amount of all acquisitions, all dividends paid, Asset Dispositions, Debt Issuances, and Equity Issuances that were made during the prior fiscal year and amounts received in connection with any Extraordinary Receipt during the prior fiscal year.

                  (f) Management Letters; Etc. Promptly upon receipt thereof, a copy or summary of any other report, or "management letter" or similar report submitted by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Person.

                  (g) Gaming Information. As soon as practicable and in any event within ten (10) days after the receipt by the Borrower or any Guarantor from any Gaming Authority or other Governmental Authority having jurisdiction over the operations of the Borrower or any Guarantor or filing or receipt thereof by the Borrower or any Guarantor, (i) copies of any order or notice of such Gaming Authority or such other Governmental Authority or court of competent jurisdiction which designates any material Casino License or other material franchise, permit or other governmental operating authorization of the Borrower or any Guarantor, or any application therefor, for a hearing or which refuses renewal or extension of, or revokes or suspends the authority of the Borrower or any Guarantor to own, manage or operate the Facilities (or portion thereof) and (ii) a copy of any material citation, notice of material violation or order to show cause issued by any Gaming Authority or other Governmental Authority or any material complaint filed by any Gaming Authority or other Governmental Authority which is available to the Borrower or any Guarantor.

                  (h) Miscellaneous Information. Promptly, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

         Section 5.3       Payment of Taxes and Other Obligations.

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, subject, where applicable, to specified grace periods, (a) all of its taxes (Federal, state, local and any other taxes) and (b) all of its other obligations and liabilities of whatever nature in accordance with industry practice and (c) any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such taxes, obligations and liabilities, except when the amount or validity of any such taxes, obligations and liabilities is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Credit Parties.

         Section 5.4       Conduct of Business and Maintenance of Existence.

         Continue to engage in business of the same general type as now conducted by it on the Closing Date and preserve, renew and keep in full force and effect its corporate or other formative existence and good standing, take all reasonable action to maintain all rights, privileges and franchises (including all necessary Casino Licenses) necessary or desirable in the normal conduct of its business and to maintain its goodwill and comply with all contractual obligations and Requirements of Law.

         Section 5.5       Maintenance of Property; Insurance.

                  (a) Keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted).

                  (b) Maintain with financially sound and reputable insurance companies liability, casualty, property and business interruption insurance (including, without limitation, insurance with respect to (i) its tangible Collateral, (ii) business interruption, (iii) public liability, (iv) product liability, and (v) larceny, embezzlement and criminal misappropriation) in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent, upon the request of the Administrative Agent, full information as to the insurance carried. The Administrative Agent shall be named (i) as Lender's loss payee, as its interest may appear with respect to any property insurance, and (ii) as additional insured, as its interest may appear, with respect to any such liability insurance, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments to be furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and such policies shall provide that no act or default of the Credit Parties or any of their Subsidiaries or any other Person shall affect the rights of the Administrative Agent or the Lenders under such policy or policies.

                  (c) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Administrative Agent generally describing the nature and extent of such damage or destruction. In case of any such material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, if required by the Administrative Agent or the Required Lenders, such Credit Party, will promptly, at such Credit Party's election, (i) at such Credit Party's cost and expense, repair or replace the Collateral of such Credit Party so lost, damaged or destroyed or (ii) prepay the Loans in accordance with Section 2.7(b)(vi).

         Section 5.6   Inspection of Property; Books and Records; Discussions.

         Keep proper books, records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent or any Lender, the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties, financial conditions and other conditions of the Credit Parties and their Subsidiaries with officers and employees of the Credit Parties and their Subsidiaries and with its independent certified public accountants.

         Section 5.7       Notices.

         Give notice in writing to the Administrative Agent (which shall promptly transmit such notice to each Lender):

                  (a) promptly, but in any event within two (2) Business Days after any Credit Party knows thereof, the occurrence of any Default or Event of Default;

                  (b) promptly, any default or event of default under any Contractual Obligation of any Credit Party or any of its Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or involve a monetary claim in excess of $1,000,000;

                  (c) promptly, any litigation, or any investigation or proceeding known or threatened to any Credit Party (i) affecting any Credit Party or any of its Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or involve a monetary claim in excess of $1,000,000 or involving injunctions or requesting injunctive relief by or against any Credit Party or any Subsidiary of any Credit Party, (ii) affecting or with respect to this Agreement, any other Credit Document or any security interest or Lien created thereunder, (iii) involving an environmental claim or potential liability under Environmental Laws which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iv) by any Governmental Authority relating to the Borrower or any Subsidiary thereof and alleging fraud, deception or willful misconduct by such Person;

                  (d) of any labor controversy that has resulted in, or threatens to result in, a strike or other work action against any Credit Party which could reasonably be expected to have a Material Adverse Effect;

                  (e) of any attachment, judgment, lien, levy or order exceeding $1,000,000 that may be assessed against or threatened against any Credit Party other than Permitted Liens;

                  (f) as soon as possible and in any event within thirty (30) days after any Credit Party knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or any Credit Party, any Commonly Controlled Entity or any Multiemployer Plan, with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

                  (g) promptly after becoming aware of the occurrence of any Internal Control Event;

                  (h) as soon as possible and in any event within ten (10) days prior to creating a Domestic Subsidiary, notice of the creation of such Domestic Subsidiary;

                  (i) promptly, any notice of any violation received by any Credit Party from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws; and

                  (j) promptly, any other development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Credit Parties propose to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof.

         Section 5.8       Environmental Laws.

                  (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws;

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings; and

                  (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors and affiliates, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Credit Parties or any of their Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence, bad faith or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Credit Party Obligations and all other amounts payable hereunder and termination of the Commitments and the Credit Documents.

         Section 5.9       Financial Covenant.

         As of the end of each fiscal quarter when the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding Letters of Credit exceeds $2,500,000, the Consolidated Leverage Ratio, for the twelve-month period ending as of each fiscal quarter end set forth below, shall be less than or equal to the following:

------------------------------------------------------------ ------------------
                          Period                                   Ratio
------------------------------------------------------------ ------------------
   Closing Date through and including December 31, 2008         6.50 to 1.00
------------------------------------------------------------ ------------------
 January 1, 2009 through and including December 31, 2009        6.25 to 1.00
------------------------------------------------------------ ------------------
 January 1, 2010 through and including December 31, 2010        6.00 to 1.00
------------------------------------------------------------ ------------------
 January 1, 2011 through and including December 31, 2011        5.50 to 1.00
------------------------------------------------------------ ------------------
              January 1, 2012 and thereafter                    5.00 to 1.00
------------------------------------------------------------ ------------------

         Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made in determining compliance for any applicable period with the financial covenant set forth in this Section, after any Asset Disposition permitted by Section 6.4(a)(vi), (A) income statement items, cash flow statement items and other balance sheet items (whether positive or negative) attributable to the property or assets disposed of shall be excluded in such calculations to the extent relating to such applicable period, subject to adjustments mutually acceptable to the Borrower and the Administrative Agent (after consultation with the Lenders) and (B) Indebtedness that is repaid with the proceeds of such Asset Disposition shall be excluded from such calculations and deemed to have been repaid as of the first day of such applicable period.

         Section 5.10      Additional Guarantors.

         The Credit Parties will cause each of their Domestic Subsidiaries (other than the Excluded Subsidiaries), whether newly formed, after acquired or otherwise existing to promptly (and in any event within thirty (30) days after such Domestic Subsidiary is formed or acquired (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)) become a Guarantor hereunder by way of execution of a Joinder Agreement. In connection therewith, the Credit Parties shall give notice to the Administrative Agent not less than ten (10) days prior to creating a Domestic Subsidiary (or such shorter period of time as agreed to by the Administrative Agent in its reasonable discretion), or acquiring the Equity Interest of any other Person. Subject to Gaming Laws, the Credit Party Obligations shall be secured by, among other things, a first priority perfected security interest in the Collateral of such new Guarantor and a pledge of 100% of the Equity Interest of such new Guarantor and its Domestic Subsidiaries and 65% (or such higher percentage that would not result in material adverse tax consequences for such new Guarantor) of the voting Equity Interest and 100% of the non-voting Equity Interest of its first-tier Foreign Subsidiaries. Subject to applicable Gaming Laws, in connection with the foregoing, the Credit Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, substantially the same documentation required pursuant to Sections 4.1(b) - (f), (j) and 5.12 and such other documents or agreements as the Administrative Agent may reasonably request.

         Section 5.11      Compliance with Law.

                  (a) Comply with all Requirements of Law and orders (including Environmental Laws), and all applicable restrictions imposed by all Governmental Authorities, applicable to it and the Collateral if noncompliance with any such Requirements of Law, order or restriction could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (b) File, on a timely basis, all applicable reports and informational filings with respect to the transactions contemplated herein and in the other Credit Documents that are required by any Gaming Laws or any order issued by any applicable Gaming Authority.

                  (c) Comply in all material respects with all Contractual Obligations.

         Section 5.12      Pledged Assets.

                  (a) Each Credit Party will cause 100% of the Equity Interest in each of its direct or indirect Domestic Subsidiaries other than the Excluded Subsidiaries (unless such Domestic Subsidiary is owned by a Foreign Subsidiary) and 65% (to the extent the pledge of a greater percentage would be unlawful or would cause any materially adverse tax consequences to the Borrower or any Guarantor) of the voting Equity Interest and 100% of the non-voting Equity Interest of its first-tier Foreign Subsidiaries, in each case to the extent owned by such Credit Party, to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request; provided, however, that the Borrower's Equity Interest in ROC shall not be subject to a first priority, perfected Lien in favor of the Administrative Agent until the Pledge Approval has been obtained.

                  (b) Subject to the terms of subsection (c) below, each Credit Party will cause its real property acquired after the Closing Date and all tangible and intangible personal property now owned or hereafter acquired to be subject at all times to a first priority, perfected Lien (subject in each case to Permitted Liens) in favor of the Administrative Agent pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants set forth in the Security Documents.

                  (c) To the extent otherwise permitted hereunder, if any Credit Party intends to acquire a fee ownership interest in any real property ("Real Estate") after the Closing Date and such Real Estate has a fair market value in excess of $2,000,000, it shall provide to the Administrative Agent promptly (i) such security documentation as the Administrative Agent may request to cause such Real Estate to be subject at all times to a first priority, perfected Lien (subject in each case to Permitted Liens) in favor of the Administrative Agent and
         (ii) such other documentation as the Administrative agent may reasonably request in connection with the foregoing, including, without limitation, title, insurance policies, surveys, environmental reports and opinions of counsel, all in form and substance reasonably satisfactory to the Administrative Agent.

                  (d) Each Credit Party shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located.

         Section 5.13      Hedging Agreements.

         Within ninety (90) days following the Closing Date, cause at least 50% of the aggregate Term Loan then outstanding, and projected to be outstanding, to be hedged pursuant to Hedging Agreements for a term of at least three (3) years with a counterparty and on terms reasonably acceptable to the Administrative Agent.

         Section 5.14  Covenants Regarding Patents, Trademarks and Copyrights.

                  (a) Notify the Administrative Agent promptly if it knows that any application, letters patent or registration relating to any Patent, Patent License, Trademark or Trademark License of the Credit Parties or any of their Subsidiaries may become abandoned, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding any Credit Party's or any of its Subsidiary's ownership of any Patent or Trademark, its right to patent or register the same, or to enforce, keep and maintain the same, or its rights under any Patent License or Trademark License.

                  (b) Notify the Administrative Agent promptly after it knows of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court) regarding any Copyright or Copyright License of the Credit Parties or any of their Subsidiaries, whether (i) such Copyright or Copyright License may become invalid or unenforceable prior to its expiration or termination, or (ii) any Credit Party's or any of its Subsidiary's ownership of such Copyright, its right to register the same or to enforce, keep and maintain the same, or its rights under such Copyright License, may become affected.

                  (c) (i) Promptly notify the Administrative Agent of any filing by any Credit Party or any of its Subsidiaries, either itself or through any agent, employee, licensee or designee (but in no event later than the fifteenth day following such filing), of any application for registration by any Credit Party of any Intellectual Property with the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof.

                           (ii) In accordance with Section 5.2, provide the
                  Administrative Agent and its counsel a complete and correct list of all Intellectual Property owned by or licensed to the Credit Parties or any of their Subsidiaries that have not been set forth as annexes of such documents and instruments showing all filings and recordings for the protection of the security interest of the Administrative Agent therein pursuant to the agreements of the United States Patent and Trademark Office or the United States Copyright Office.

                           (iii) Upon request of the Administrative Agent,
                  execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in the Intellectual Property and the general intangibles referred to in clauses (i) and (ii), including, without limitation, the goodwill of the Credit Parties and their Subsidiaries relating thereto or represented thereby (or such other Intellectual Property or the general intangibles relating thereto or represented thereby as the Administrative Agent may reasonably request).

                  (d) Take all necessary actions, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, to maintain each item of Intellectual Property of the Credit Parties and their Subsidiaries, including, without limitation, payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

                  (e) In the event that any Credit Party becomes aware that any Intellectual Property owned by any Credit Party is infringed, misappropriated or diluted by a third party in any material respect, notify the Administrative Agent promptly after it learns thereof and, unless the Credit Parties shall reasonably determine that such Intellectual Property is not material to the business of the Credit Parties and their Subsidiaries taken as a whole, promptly take appropriate action to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Credit Parties shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

         Section 5.15      Ratings.

         Maintain at all times Ratings.

         Section 5.16      Landlord Waivers.

         In the case of any personal property Collateral located at premises leased by a Credit Party with a value in excess of $1,000,000, the Credit Parties will provide the Administrative Agent with such estoppel letters, consents and waivers from the landlords on such real property to the extent (a) requested by the Administrative Agent and (b) the Borrower is able to secure such letters, consents and waivers after using commercially reasonable efforts (such letters, consents and waivers shall be in form and substance reasonably satisfactory to the Administrative Agent, it being acknowledged and agreed that any landlord waiver in the form of Exhibit 4.1(d) is satisfactory to the Administrative Agent).

         Section 5.17      Appraisals.

         Upon the occurrence and during the continuance of an Event of Default and the Administrative Agent's reasonable request and upon reasonable notice to the Borrower, the Borrower shall have field examinations and/or Real Estate Appraisals conducted, in each case at the Borrower's expense.

         Section 5.18      Additional Matters.

                  (a) Public/Private Designation. Borrower will cooperate with the Administrative Agent in connection with the publication certain materials and/or information provided by or on behalf of the Borrower to the Administrative Agent and Lenders (collectively, "Information Materials") pursuant to this Article V and will designate Information Materials (i) that are either available to the public or not material with respect to the Borrower and its Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as "Public Information" and (ii) that are not Public Information as "Private Information".

                  (b) Gaming Approvals. As soon as practicable, but in any event within twenty (20) days following the Closing Date, the Borrower shall make application to the Gaming Authorities for the Pledge Approval and pursue obtaining the same in good faith. Within five (5) Business Days following the receipt of the Pledge Approval, Borrower shall deliver the stock certificate or certificates evidencing its Equity Interest in ROC, along with undated stock powers related thereto duly executed in blank, to an agent of the Administrative Agent located in the State of Nevada and the Administrative Agent shall cause such agent to keep such certificates and powers physically located within the State of Nevada and to otherwise comply with the terms of the Gaming Pledge Agreement. Additionally, as soon as practicable, but in any event within twenty
         (20) days following the Closing Date, Borrower shall deliver to the applicable Colorado Gaming Authorities fully executed copies of the Credit Documents (the "Colorado Gaming Notice").

                  (c) Real Estate. Within forty-five (45) days following the Closing Date or such extended period of time as agreed to by the Administrative Agent, the Borrower shall deliver to the Administrative Agent, (i) maps or plats of an as-built survey of the sites of the Mortgaged Properties listed in Schedule 3.19(d) certified to the Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to each of the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to each of the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 2005, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map, (ii) to the extent requested by the Administrative Agent, amendments to the Mortgage Instruments and (iii) to the extent required by the Administrative Agent, endorsements to the Mortgage Policies assuring the Administrative Agent that the Mortgage Instrument with respect to such Mortgaged Property creates a valid and enforceable first priority mortgage lien on such Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policy shall be in form and substance reasonably satisfactory to the Administrative Agent and shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent.

                  (d) Phase I. Within ninety (90) days following the Closing Date or such extended period of time as agreed to by the Administrative Agent, the Borrower shall deliver to the Administrative Agent, satisfactory third-party environmental reviews of the Mortgaged Property related to the Riviera Black Hawk Facility, including, but not limited to, Phase I environmental assessments, together with reliance letters in favor of the Lenders.

                  (e) Further Assurances. Upon the reasonable request of the Administrative Agent, the Credit Parties shall promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Secured Parties, Liens on the Collateral that are duly perfected in accordance with the requirements of, or the obligations of the Credit Parties under, the Credit Documents and all applicable Requirements of Law; including, without limitation, the execution of a Custodian Agreement.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Each of the Credit Parties hereby covenants and agrees that on the Closing Date, and thereafter (a) for so long as this Agreement is in effect, (b) until the Commitments have terminated, (c) until no Note remains outstanding and unpaid and the Credit Party Obligations and (d) until all other amounts owing to the Administrative Agent or any Lender hereunder are paid in full, that:

         Section 6.1       Indebtedness.

         No Credit Party will, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising or existing under this Agreement and the other Credit Documents;

                  (b) Indebtedness of the Credit Parties and their Subsidiaries existing as of the Closing Date as referenced in the financial statements referenced in Section 3.1 (and set out more specifically in Schedule 6.1(b) hereto) and any renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

                  (c) Indebtedness of the Credit Parties and their Subsidiaries incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset; provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be renewed, refinanced or extended for a principal amount in excess of the principal balance outstanding thereon at the time of such renewal, refinancing or extension; and (iii) the total amount of all such Indebtedness shall not exceed $7,500,000 at any time outstanding;

                  (d) Unsecured intercompany Indebtedness among the Credit Parties; provided that any such Indebtedness shall be fully subordinated to the Credit Party Obligations hereunder on terms required under Article XI;

                  (e) Indebtedness and obligations owing under Secured Hedging Agreements and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

                  (f) to the extent the obligation of the Credit Parties to pay a topping fee to Riviera Acquisition Holdings, Inc is deemed Indebtedness under this Agreement, such obligation in an aggregate amount not to exceed $8,000,000;

                  (g) Guaranty Obligations in respect of Indebtedness of a Credit Party to the extent such Indebtedness is permitted to exist or be incurred pursuant to this Section;

                  (h) so long as the Borrower is in pro forma compliance with the Consolidated Leverage Incurrence Test and no Default or Event of Default has occurred and is continuing or would otherwise arise as a result of the incurrence of such Indebtedness, additional Subordinated Indebtedness or unsecured Indebtedness and refinancings, exchanges, extensions and renewals thereof; provided that (i) such Indebtedness shall have a maturity date at least ninety-one (91) days after the Term Loan Maturity Date, (ii) the terms and conditions of such Indebtedness shall be consistent with market terms for similar issuances at such time and (iii) such Indebtedness shall otherwise be on terms and conditions reasonably acceptable to the Administrative Agent;

                  (i) Indebtedness incurred under performance bonds, appeal bonds, surety bonds, insurance obligations or bonds and other similar bonds incurred in the ordinary course of business;

                  (j) Indebtedness under the City of Blackhawk Special Improvement District Bonds in an aggregate amount not to exceed $2,800,000; and

                  (k) other unsecured Indebtedness of Credit Parties which does not exceed $5,000,000 in the aggregate at any time outstanding.

         Section 6.2       Liens.

         The Credit Parties will not, nor will they permit any Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens. Notwithstanding the foregoing, if a Credit Party shall grant a Lien on any of its assets in violation of this Section, then it shall be deemed to have simultaneously granted an equal and ratable Lien on any such assets in favor of the Administrative Agent for the ratable benefit of the Lenders and the Hedging Agreement Providers, to the extent such Lien has not already been granted to the Administrative Agent.

         Section 6.3       Nature of Business.

         No Credit Party will, nor will it permit any Subsidiary to, alter the character of its business in any material respect from that conducted as of the Closing Date.

         Section 6.4   Consolidation, Merger, Sale or Purchase of Assets, etc.

         The Credit Parties will not, nor will they permit any Subsidiary to,

                  (a) dissolve, liquidate or wind up its affairs, or sell, transfer, lease or otherwise dispose of its property or assets or agree to do so at a future time, except the following, without duplication, shall be expressly permitted:

                           (i) (A) the sale, transfer, lease or other
                  disposition of inventory and materials in the ordinary course of business and (B) the conversion of cash into Cash Equivalents and Cash Equivalents into cash;

                           (ii) Extraordinary Receipts for which such Credit
                  Party or such Subsidiary has received any cash insurance proceeds or condemnation or expropriation award with respect to such property or assets to the extent Net Cash Proceeds from such Extraordinary Receipt are used to make mandatory prepayments pursuant to Section 2.7(b)(vi);

                           (iii) the sale, lease, transfer or other disposition
                  of machinery, parts and equipment no longer used or useful in the conduct of the business of the Credit Parties or any of their Subsidiaries;

                           (iv) the sale, lease or transfer of property or
                  assets from one Credit Party to another Credit Party;

                           (v) the termination of any Hedging Agreement; and

                           (vi) the sale, lease or transfer of property or
                  assets not to exceed $1,000,000 in the aggregate in any fiscal year;

         provided that (A) with respect to clauses (i)(A), (ii), (iii) and (vi) above, at least 75% of the consideration received therefor by the Credit Parties or any such Subsidiary shall be in the form of cash or Cash Equivalents, (B) after giving effect to any Asset Disposition pursuant to clause (vi) above, the Credit Parties shall be in compliance on a Pro Forma Basis with the financial covenants set forth in Section 5.9 hereof, recalculated for the most recently ended month for which information is available, and (C) with respect to clauses
         (iv), (v) and (vi) above, no Default or Event of Default shall exist or shall result therefrom; provided, further, that with respect to sales of assets permitted hereunder only, the Administrative Agent shall be entitled, without the consent of any Lender, to release its Liens relating to the particular assets sold; or

                  (b) (i) purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) the property or assets of any Person, other than except as otherwise limited or prohibited herein, purchases or other acquisitions of inventory, materials, property and equipment in the ordinary course of business, or (ii) enter into any transaction of merger or consolidation, except for (A) Investments or acquisitions permitted pursuant to Section 6.5 so long as the Credit Party subject to such merger or consolidation is the surviving entity, (B) (y) the merger or consolidation of a Subsidiary that is not a Credit Party with and into a Credit Party; provided that such Credit Party will be the surviving entity and (z) the merger or consolidation of a Credit Party with and into another Credit Party; provided that if the Borrower is a party thereto, the Borrower will be the surviving corporation, and (C) the merger or consolidation of a Subsidiary that is not a Credit Party with and into another Subsidiary that is not a Credit Party.

         Section 6.5       Advances, Investments and Loans.

         The Credit Parties will not, nor will they permit any Subsidiary to, make any Investment except for Permitted Investments.

         Section 6.6       Transactions with Affiliates.

         The Credit Parties will not, nor will they permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

         Section 6.7       Ownership of Subsidiaries; Restrictions.

         The Credit Parties will not, nor will they permit any Subsidiary to, create, form or acquire any Subsidiaries, except for Domestic Subsidiaries that are joined as Additional Credit Parties as required by the terms hereof. The Credit Parties will not sell, transfer, pledge or otherwise dispose of any Equity Interest or other equity interests in any of their Subsidiaries, nor will they permit any of their Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of their Equity Interest or other equity interests, except in a transaction permitted by Section 6.4.

         Section 6.8       Corporate Changes; Material Contracts.

         No Credit Party will, nor will it permit any of its Subsidiaries to,
(a) change its fiscal year, (b) amend, modify or change its articles of incorporation, certificate of designation (or corporate charter or other similar organizational document) operating agreement or bylaws (or other similar document) in any respect adverse to the interests of the Lenders without the prior written consent of the Required Lenders; provided that no Credit Party shall (i) alter its legal existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or organization, or (iii) change its registered legal name, without complying with the conditions set forth in the Security Agreement, (c) amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any of its Material Contracts in any respect adverse to the interests of the Lenders without the prior written consent of the Required Lenders, (d) change its state of incorporation, organization or formation without the consent of the Administrative Agent or have more than one state of incorporation, organization or formation or (e) change its accounting method (except in accordance with GAAP) in any manner adverse to the interests of the Lenders without the prior written consent of the Required Lenders.

         Section 6.9       Limitation on Restricted Actions.

         The Credit Parties will not, nor will they permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to
(a) pay dividends or make any other distributions to any Credit Party on its Equity Interest or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, or (iv) any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

         Section 6.10      Restricted Payments.

         The Credit Parties will not, nor will they permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Equity Interest of such Person, (b) to make dividends or other distributions payable to the Credit Parties (directly or indirectly through its Subsidiaries), (c) to make payments in respect of the Westerman Retirement Obligation in an aggregate amount not to exceed $2,750,000 plus accrued interest over the term of this Agreement, and (c) other Restricted Payments in an aggregate amount not to exceed $5,000,000 per fiscal year.

         Section 6.11      Amendment of Subordinated Debt.

         The Credit Parties will not, nor will they permit any Subsidiary to, without the prior written consent of the Required Lenders, amend, modify, waive or extend or permit the amendment, modification, waiver or extension of any term of any document governing or relating to any Subordinated Debt in a manner that is adverse to the interests of the Lenders.

         Section 6.12      Sale Leasebacks.

         The Credit Parties will not, nor will they permit any Subsidiary to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which any Credit Party or any Subsidiary has sold or transferred or is to sell or transfer to a Person which is not a Credit Party or a Subsidiary or (b) which any Credit Party or any Subsidiary intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by a Credit Party or a Subsidiary to another Person which is not a Credit Party or a Subsidiary in connection with such lease.

         Section 6.13      No Further Negative Pledges.

         The Credit Parties will not, nor will they permit any Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon any of their properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Agreement and the other Credit Documents, (b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, and
(c) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

         Section 6.14      Account Control Agreements; Additional Bank Accounts.

         Set forth on Schedule 6.14 is a complete and accurate list of all checking, savings or other accounts (including securities accounts) of the Credit Parties at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person as of the Closing Date. Each of the Credit Parties agree to enter into Deposit Account Control Agreement, from time to time, to the extent reasonably requested by the Administrative Agent or the Required Lenders.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

         Section 7.1       Events of Default.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a) Payment. (i) The Borrower shall fail to pay any principal on any Loan or Note when due (whether at maturity, by reason of acceleration or otherwise) in accordance with the terms hereof or thereof; or (ii) the Borrower shall fail to reimburse the Issuing Lender for any LOC Obligations when due (whether at maturity, by reason of acceleration or otherwise) in accordance with the terms hereof; or
         (iii) the Borrower shall fail to pay any interest on any Loan or any fee or other amount payable hereunder when due (whether at maturity, by reason of acceleration or otherwise) in accordance with the terms hereof and such failure shall continue unremedied for three (3) days; or (iv) or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations hereunder (after giving effect to the grace period in clause (iii)); or

                  (b) Misrepresentation. Any representation or warranty made or deemed made herein, in the Security Documents or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect, false or misleading on or as of the date made or deemed made; or

                  (c) Covenant Default. (i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in Sections 5.1, 5.2, 5.4, 5.7, 5.9, 5.11,
         5.13 or Article VI hereof; or (ii) any Credit Party shall fail to comply with any other covenant contained in this Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Administrative Agent and the Lenders or executed by any Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1(a) or 7.1(c)(i) above), and such breach or failure to comply is not cured within thirty (30) days of its occurrence; provided that any breach by a Credit Party of the financial covenant in Section 5.9 shall only constitute an Event of Default with respect to the Revolving Facility and shall not constitute an Event of Default with respect to the Term Loan until the earlier of
         (i) the Required Revolving Lenders or the Administrative Agent on behalf of the Required Revolving Lenders exercise any remedy pursuant to the terms of Section 7.2 and/or the Revolving Commitments are terminated and the outstanding Revolving Loans and LOC Obligations are accelerated as a result of such breach in accordance with the terms of
         Section 7.2 or (ii) so long as such Event of Default has not been cured or waived by the Required Revolving Lenders, thirty (30) days after the date the delivery of the most recent covenant compliance certificate is required under Section 5.1(c); or

                  (d) Indebtedness Cross-Default. (i) Any Credit Party shall default in any payment of principal of or interest on any Indebtedness (other than the Loans, Reimbursement Obligations and the Guaranty) in a principal amount outstanding of at least $5,000,000 for the Borrower and any of its Subsidiaries in the aggregate beyond any applicable grace period (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or
         (ii) any Credit Party shall default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans, Reimbursement Obligations and the Guaranty) in a principal amount outstanding of at least $5,000,000 in the aggregate for the Credit Parties and their Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to be repurchased, prepaid, deferred or redeemed (automatically or otherwise); or (iii) any Credit Party shall breach or default any Secured Hedging Agreement; or

                  (e) Other Cross-Defaults. The Credit Parties or any of their Subsidiaries shall default in (i) the payment when due (beyond any applicable grace or cure periods) under any Material Contract or (ii) the performance or observance, of any obligation or condition of any Material Contract and such failure to perform or observe such other obligation or condition continues unremedied beyond any applicable grace or cure periods unless, but only as long as, the existence of any such default is being contested by the Credit Parties in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of the Credit Parties to the extent required by GAAP; or

                  (f) Bankruptcy Default. (i) A Credit Party or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or a Credit Party or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against a Credit Party or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty
         (60) days; or (iii) there shall be commenced against a Credit Party or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) a Credit Party or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) a Credit Party or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing their inability to, pay its debts as they become due; or

                  (g) Judgment Default. One or more judgments or decrees shall be entered against a Credit Party or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by insurance) of $2,000,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within fifteen (15) Business Days from the entry thereof or any injunction, temporary restraining order or similar decree shall be issued against a Credit Party or any of its Subsidiaries that, individually or in the aggregate, could result in a Material Adverse Effect; or

                  (h) ERISA Default. (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Credit Parties or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) a Credit Party, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; or

                  (i) Change of Control. There shall occur a Change of Control;
         or

                  (j) Invalidity of Guaranty. At any time after the execution and delivery thereof, the Guaranty, for any reason other than the satisfaction in full of all Credit Party Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, or any Credit Party shall contest the validity, enforceability, perfection or priority of the Guaranty, any Credit Document, or any Lien granted thereunder in writing or deny in writing that it has any further liability, including with respect to future advances by the Lenders, under any Credit Document to which it is a party; or

                  (k) Invalidity of Credit Documents. Any other Credit Document shall fail to be in full force and effect (it being acknowledged and agreed that, prior to obtaining the Pledge Approval, the Gaming Pledge Agreement and the security interests granted therein and the restrictions on the transfer of and agreements not to encumber the Pledged Collateral (as defined in the Gaming Pledge Agreement) set forth in the Gaming Pledge Agreement or the Credit Agreement will not be effective) or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers, priority and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive) or any Lien shall fail (other than by the action or inaction of the Administrative Agent or any Lender) to be a first priority, perfected Lien on a material portion of the Collateral; or

                  (l) Subordinated Debt. Any default (which is not waived or cured within the applicable period of grace) or event of default shall occur under any Subordinated Debt or the subordination provisions contained therein shall cease to be in full force and effect or shall cease to give the Lenders the rights, powers and privileges purported to be created thereby; or

                  (m) Uninsured Loss. Any uninsured damage to or loss, theft or destruction of any assets of the Credit Parties or any of their Subsidiaries shall occur that is in excess of $1,000,000; or

                  (n) Casino Licenses. Any Borrower or Guarantor fails to keep in full force and effect, suffers the termination, revocation, or suspension of, terminates, forfeits, or suffers a materially adverse amendment to, any Casino License at any time held by the Borrower or such Guarantor that is necessary to the operation of any casino located at the Facilities owned by the Borrower or such Guarantor.

         Section 7.2       Acceleration; Remedies.

                  (a) Upon the occurrence and during the continuance of a Bankruptcy Event of Default, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable.

                  (b) If such event is an Event of Default specified in Section
         7.1 that only applies to the Revolving Facility in accordance with the terms thereof, any or all of the following actions may be taken:

                           (i) with the written consent of the Required
                  Revolving Lenders, the Administrative Agent may, or upon the written request of the Required Revolving Lenders, the Administrative Agent shall, by written notice to the Borrower, declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate;

                           (ii) the Administrative Agent may, or upon the
                  written request of the Required Revolving Lenders, the Administrative Agent shall, by written notice to the Borrower, declare the Revolving Loans, Swingline Loans and LOC Obligations (with accrued interest on any of the foregoing) and all other amounts owing under this Credit Agreement and the Revolving Notes with respect to the Revolving Facility to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable; and/or

                           (iii) with the written consent of the Required
                  Revolving Lenders, the Administrative Agent may, or upon the written request of the Required Revolving Lenders, the Administrative Agent shall, exercise such other rights and remedies with respect to the Revolving Facility as provided under the Credit Documents and under applicable law;

         provided that if the Administrative Agent exercises any remedy pursuant to this subsection (b), the Required Term Loan Lenders shall have the right to direct in writing the Administrative Agent to exercise any such remedy with respect to the Term Loan.

                  (c) If such event is any other Event of Default (including, without limitation, any Event of Default under Section 7.1 that applies to the Revolving Facility and the Term Loan), any or all of the following actions may be taken:

                           (i) the Administrative Agent may, or upon the written
                  request of the Required Lenders, the Administrative Agent shall, by written notice to the Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate;

                           (ii) the Administrative Agent may, or upon the
                  written request of the Required Lenders, the Administrative Agent shall, by written notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Credit Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable; and/or

                           (iii) the Administrative Agent may, or upon the
                  written request of the Required Lenders, the Administrative Agent shall, exercise such other rights and remedies as provided under the Credit Documents and under applicable law.

                  (d) Each of the Borrower and the Guarantors agrees that, upon the occurrence of and during the continuation of an Event of Default and at the Administrative Agent's request, the Borrower and Guarantors will diligently and fully cooperate with (and neither attack or contest, nor directly or indirectly urge, finance or support any other Person in attacking or contesting) any application by the Administrative Agent, a Lender or such nominee to any Gaming Authority in connection with the exercise of the rights of the Lenders under the Credit Documents.


                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

         Section 8.1       Appointment and Authority.

         Each of the Lenders and the Issuing Lender hereby irrevocably appoints Wachovia to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions.

         Section 8.2       Nature of Duties.

         Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Lender hereunder. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

         The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         Section 8.3       Exculpatory Provisions.

         The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, the Administrative Agent:

                  (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

                  (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law; and

                  (c) shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

         The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.1 and 7.2) or (ii) in the absence of its own gross negligence, bad faith or willful misconduct.

         The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

         Section 8.4       Reliance by Administrative Agent.

         The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         Section 8.5       Notice of Default.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

         Section 8.6   Non-Reliance on Administrative Agent and Other Lenders.

         Each Lender and the Issuing Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

         Section 8.7       Indemnification.

         The Lenders agree to indemnify the Administrative Agent, the Issuing Lender, and the Swingline Lender in its capacity hereunder and their Affiliates and their respective officers, directors, agents and employees (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Credit Party Obligations) be imposed on, incurred by or asserted against any such indemnitee in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such indemnitee under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from such indemnitee's gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this Section shall survive the termination of this Agreement and payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder.

         Section 8.8       Administrative Agent in Its Individual Capacity.

         The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

         Section 8.9       Successor Administrative Agent.

         The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, or an Affiliate of any such bank. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent's resignation hereunder and under the other Credit Documents, the provisions of this Article and Section 9.5 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

         Section 8.10      Collateral and Guaranty Matters.

                  (a) The Lenders irrevocably authorize and direct the Administrative Agent:

                           (i) to release any Lien on any Collateral granted to
                  or held by the Administrative Agent under any Credit Document
                  (i) upon termination of the Revolving Commitments and payment in full of all Credit Party Obligations (other than contingent indemnification obligations for which no claim has been made or cannot be reasonably identified by an Indemnitee based on the then-known facts and circumstances) and the expiration or termination of all Letters of Credit, (ii) that is transferred or to be transferred as part of or in connection with any sale or other disposition permitted under Section 6.4, or (iii) subject to Section 9.1, if approved, authorized or ratified in writing by the Required Lenders;

                           (ii) to subordinate any Lien on any Collateral
                  granted to or held by the Administrative Agent under any Credit Document to the holder of any Lien on such Collateral that is permitted by Section 6.2; and

                           (iii) to release any Guarantor from its obligations
                  under the applicable Guaranty if such Person ceases to be a Guarantor as a result of a transaction permitted hereunder.

                  (b) In connection with a termination or release pursuant to this Section, the Administrative Agent shall promptly execute and deliver to the applicable Credit Party, at the Borrower's expense, all documents that the applicable Credit Party shall reasonably request to evidence such termination or release. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section.


                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1       Amendments, Waivers and Release of Collateral.

         Neither this Agreement nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, modified, extended, restated, replaced, or supplemented (by amendment, waiver, consent or otherwise) except in accordance with the provisions of this Section nor may Collateral be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this Section. The Required Lenders may or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive or consent to the departure from, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such amendment, supplement, modification, release, waiver or consent shall:

                           (i) reduce the amount or extend the scheduled date of
                  maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (except in connection with a waiver of interest at the increased post-default rate set forth in Section 2.8 which shall be determined by a vote of the Required Lenders) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby; provided that, it is understood and agreed that (A) no waiver, reduction or deferral of a mandatory prepayment required pursuant to
                  Section 2.7(b), nor any amendment of Section 2.7(b) or the definitions of Asset Disposition, Debt Issuance, Equity Issuance, Excess Cash Flow or Extraordinary Receipt, shall constitute a reduction of the amount of, or an extension of the scheduled date of, the scheduled date of maturity of, or any installment of, any Loan or Note, (B) any reduction in the stated rate of interest on Revolving Loans shall only require the written consent of each Lender holding a Revolving Commitment, (C) any reduction in the stated rate of interest on the Term Loan shall only require the written consent of each Lender holding a portion of the outstanding Term Loan and
                  (D) any amendment, waiver or modification to Section 2.7 (and any related definitions) shall require the written consent of each Lender adversely affected thereby; or

                           (ii) amend, modify or waive any provision of this
                  Section or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders; or

                           (iii) release the Borrower or all or substantially
                  all of the Guarantors from obligations under the Guaranty, without the written consent of all of the Lenders and Hedging Agreement Providers; or

                           (iv) release all or substantially all of the
                  Collateral without the written consent of all of the Lenders and Hedging Agreement Providers; or

                           (v) subordinate the Loans to any other Indebtedness
                  without the written consent of all of the Lenders; or

                           (vi) permit a Letter of Credit to have an original
                  expiry date more than twelve (12) months from the date of issuance without the consent of each of the Revolving Lenders; provided, that the expiry date of any Letter of Credit may be extended in accordance with the terms of Section 2.3(a); or

                           (vii) permit the Borrower to assign or transfer any
                  of its rights or obligations under this Agreement or other Credit Documents without the written consent of all of the Lenders; or

                           (viii) amend, modify or waive any provision of the
                  Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders without the written consent of the Required Lenders or all the Lenders as appropriate; or

                           (ix) without the consent of Required Revolving
                  Lenders, amend, modify or waive any provision in Section 4.2 or waive any Default or Event of Default (or amend any Credit Document to effectively waive any Default or Event of Default) if the effect of such amendment, modification or waiver is that the Revolving Lenders shall be required to fund Revolving Loans when such Lenders would otherwise not be required to do so; or

                           (x) amend, modify or waive the order in which Credit
                  Party Obligations are paid or in a manner that would alter the pro rata sharing of payments by and among the Lenders in
                  Section 2.11(b) without the written consent of each Lender and each Hedging Agreement Provider directly affected thereby; or

                           (xi) amend, modify or waive any provision of Article
                  VIII without the written consent of the then Administrative Agent; or

                           (xii) amend or modify the definition of Credit Party
                  Obligations to delete or exclude any obligation or liability described therein without the written consent of each Lender and each Hedging Agreement directly affected thereby; or

                           (xiii) permit Interest Periods with a duration longer
                  than six (6) months without the consent of each Lender directly affected thereby; or

                           (xiv) amend or modify the definition of Required
                  Revolving Lenders or Required Term Loan Lenders without the written consent of all the Lenders; or

                           (xv) amend the definitions of "Hedging Agreement,"
                  "Secured Hedging Agreement," or "Hedging Agreement Provider" without the consent of any Hedging Agreement Provider that would be adversely affected thereby;

provided, further, that no amendment, waiver or consent affecting the rights or duties of the Administrative Agent, the Issuing Lender or the Swingline Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent, the Issuing Lender and/or the Swingline Lender, as applicable, in addition to the Lenders required hereinabove to take such action.

         Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Notwithstanding the foregoing, any amendment, waiver or other modification to the financial covenant set forth in Section 5.9 or any component definition of such financial covenants shall only require the consent of the Required Revolving Lenders; provided that any amendment, waiver or other modification to a component definition of the financial covenants in Section 5.9 shall only apply to the computation of such financial covenants.


         Notwithstanding any of the foregoing to the contrary, the consent of the Borrower and the other Credit Parties shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9).

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (a) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (b) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         For the avoidance of doubt and notwithstanding any provision to the contrary contained in this Section 9.1, this Agreement may be amended (or amended and restated) with the written consent of the Credit Parties and the Required Lenders (a) to increase the aggregate Commitments of the Lenders (provided that no Lender shall be required to increase its commitment without its consent), (b) to add one or more additional borrowing Tranches to this Agreement and to provide for the ratable sharing of the benefits of this Agreement and the other Credit Documents with the other then outstanding Credit Party Obligations in respect of the extensions of credit from time to time outstanding under such additional borrowing Tranche(s) and the accrued interest and fees in respect thereof and (c) to include appropriately the lenders under such additional borrowing Tranches in any determination of the Required Lenders and/or to provide consent rights to such lenders under subsections (ix) and/or
(x) of Section 9.1 corresponding to the consent rights of the other Lenders thereunder.

         Section 9.2       Notices.

                  (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

                           (i) If to the Borrower or any other Credit Party:

                           Riviera Holdings Corporation
                           2901 Las Vegas Blvd. South
                           Las Vegas, Nevada 89109
                           Attention:       Executive Vice President of Finance
                           Telephone:       (702) 794-9527
                           Fax:             (702) 794-9442

                           with a copy to:

                           Riviera Holdings Corporation
                           2901 Las Vegas Blvd. South
                           Attention:       General Counsel
                           Telephone:       (702) 794-9504
                           Fax:             (702) 794-9560

                           (ii) If to the Administrative Agent:

          Wachovia Bank, National Association, as Administrative Agent
                                    Charlotte Plaza
                                    201 South College Street, CP8
                                    Charlotte, North Carolina  28288-0680
                                    Attention:       Syndication Agency Services
                                    Telephone:       (704) 374-2698
                                    Fax:             (704) 383-0288

                                    with a copy to:

                                    Wachovia Bank, National Association
                                    301 South College Street, NC5562
                                    Charlotte, North Carolina  28288
                                    Attention:       Mark Felker
                                    Telephone:       (704) 374-7074
                                    Fax:             (704) 383-7611

                           (iii) if to a Lender, to it at its address (or telecopier number) set forth in its Administrative Questionnaire.

                  Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph
         (b) below, shall be effective as provided in said paragraph (b).

                  (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender pursuant to Article II if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

                  Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and
         (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

                  (c) Change of Address, Etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

         Section 9.3       No Waiver; Cumulative Remedies.

         No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         Section 9.4       Survival of Representations and Warranties.

         All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans; provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

         Section 9.5       Payment of Expenses and Taxes; Indemnity.

                  (a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); provided that all costs and expenses in connection with the preparation, execution and delivery of the Credit Agreement and Credit Documents and the syndication thereof shall not exceed the amounts set forth in the Commitment Letter and Fee Letter, (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender and the Swingline Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or Swingline Loan or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender, the Issuing Lender or the Swingline Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender), any Lender, the Issuing Lender or the Swingline Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

                  (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, the Issuing Lender and the Swingline Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit),
         (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any liability under Environmental Law related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or (B) result from a claim brought by the Borrower or any other Credit Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Credit Document, if the Borrower or such Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

                  (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, Swingline Lender or such Related Party, as the case may be, such Lender's Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Issuing Lender or Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), Issuing Lender or Swingline Lender in connection with such capacity.

                  (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

                  (e) Payments. All amounts due under this Section shall be payable promptly/not later than ten (10) days after demand therefor.

         Section 9.6       Successors and Assigns; Participations.

                  (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

                           (i)      Minimum Amounts.

                                    (A) in the case of an assignment (x) of the
                           entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it, (y) in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or (z) by Wachovia during the primary syndication, no minimum amount need be assigned; and

                                    (B) in any case not described in paragraph
                           (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade
                           Date) shall not be less than $1,000,000, in the case of any assignment in respect of a revolving facility, or $1,000,000, in the case of any assignment in respect of a term facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

                           (ii) Proportionate Amounts. Each partial assignment
                  shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Tranches on a non-pro rata basis.

                           (iii) Required Consents. No consent shall be required
                  for any assignment except to the extent required by paragraph
                  (b)(i)(B) of this Section and, in addition:

                                    (A) the consent of the Borrower (such
                           consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and

                                    (B) the consent of the Administrative Agent
                           (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) a Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of such facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or
                           (ii) a Term Loan Commitment to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund.

                           (iv) Assignment and Assumption. The parties to each
                  assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which fee may be waived in the discretion of the Administrative Agent), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

                           (v) No Assignment to Borrower. No such assignment
                  shall be made to the Borrower or any of the Borrower's Affiliates or Subsidiaries.

                           (vi) No Assignment to Natural Persons. No such
                  assignment shall be made to a natural person.

                  Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14 and 9.5 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

                  (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Charlotte, North Carolina a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders, Issuing Lender and Swingline Lender shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.

                  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant. Subject to paragraph (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.7 as though it were a Lender, provided such Participant agrees to be subject to Section 2.11 as though it were a Lender.

                  (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 2.14 and
         2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of
         Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.16 as though it were a Lender.

                  (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         Section 9.7       Right of Set-off; Sharing of Payments.

                  (a) If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Credit Document to such Lender or the Issuing Lender, irrespective of whether or not such Lender or the Issuing Lender shall have made any demand under this Agreement or any other Credit Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender or the Issuing Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the Issuing Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender or their respective Affiliates may have. Each Lender and the Issuing Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

                  (b) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender's receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (i) notify the Administrative Agent of such fact, and (ii) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

                           (i) if any such participations are purchased and all
                  or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

                           (ii) the provisions of this paragraph shall not be
                  construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Letters of Credit to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).

                  (c) Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation.

         Section 9.8       Table of Contents and Section Headings.

         The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

         Section 9.9 Counterparts; Integration; Effectiveness; Electronic Execution.

                  (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be effective as delivery of a manually executed counterpart of this Agreement.

                  (b) Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

         Section 9.10      Severability.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 9.11      Integration.

         This Agreement and the other Credit Documents represent the agreement of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower, the other Credit Parties, or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or therein.

         Section 9.12      Governing Law.

         This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

         Section 9.13    Consent to Jurisdiction; Service of Process and Venue.

                  (a) Consent to Jurisdiction. The Borrower and each other Credit Party irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York sitting State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Credit Document shall affect any right that the Administrative Agent, any Lender or the Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against the Borrower or any other Credit Party or its properties in the courts of any jurisdiction.

                  (b) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section
         9.2. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

                  (c) Venue. The Borrower and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         Section 9.14      Confidentiality.

         Each of the Administrative Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder, under any other Credit Document or Secured Hedging Agreement or any action or proceeding relating to this Agreement, any other Credit Document or Secured Hedging Agreement or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) (i) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations,
(ii) an investor or prospective investor in securities issued by an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such securities issued by the Approved Fund, (iii) a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for securities issued by an Approved Fund, (iv) a nationally recognized rating agency that requires access to information regarding the Credit Parties, the Loans and Credit Documents in connection with ratings issued in respect of securities issued by an Approved Fund (in each case, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential) or (v) financing, funding or investing sources of existing or potential Lenders, assignees or Participants, subject to an agreement containing substantially the same as those of this Section, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or
(y) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

         For purposes of this Section, "Information" shall mean all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries, provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         Section 9.15      Acknowledgments.

         The Borrower and the other Credit Parties each hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Agreement and the relationship between the Administrative Agent and the Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

                  (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

         Section 9.16   Waivers of Jury Trial; Waiver of Consequential Damages.

         EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 9.17      Patriot Act Notice.

         Each Lender and the Administrative Agent (for itself and not on behalf of any other party) hereby notifies the Borrower that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower and the other Credit Parties, which information includes the name and address of the Borrower and the other Credit Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and the other Credit Parties in accordance with the Patriot Act.

         Section 9.18      Resolution of Drafting Ambiguities.

         Each Credit Party acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of this Agreement and the other Credit Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof.

         Section 9.19      Continuing Agreement.

         This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, LOC Obligations, interest, fees and other Credit Party Obligations (other than those obligations that expressly survive the termination of this Credit Agreement) have been paid in full and all Commitments and Letters of Credit have been terminated. Upon termination, the Credit Parties shall have no further obligations (other than those obligations that expressly survive the termination of this Credit Agreement) under the Credit Documents and the Administrative Agent shall, at the request and expense of the Borrower, deliver all the Collateral in its possession to the Borrower and release all Liens on the Collateral; provided that should any payment, in whole or in part, of the Credit Party Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Credit Documents shall automatically be reinstated and all Liens of the Administrative Agent shall reattach to the Collateral and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or any Lender in connection therewith shall be deemed included as part of the Credit Party Obligations.

         Section 9.20      Regulatory Matters.

                  (a) Colorado Gaming Approvals. The Borrower shall cause notice of the transactions contemplated by the Credit Documents to be provided to the Colorado Gaming Authorities prior to the Closing Date. The Colorado Gaming Authorities reserve the right to approve, require changes to or require the termination of any of the Credit Documents, including, but not limited to, if a Lender, the Administrative Agent, the Arranger, any Secured Party, any Participant or other person having an interest in the Credit Party Obligations is required to be found suitable and is not found suitable.

                  (b) Subject to Gaming Laws. Any other provision in this Agreement or any other Credit Document to the contrary notwithstanding, each of the Lenders, Administrative Agent, Arranger and Secured Party acknowledges that (i) all provisions of this Agreement and the other Credit Documents relative to the Collateral are intended to be subject to all applicable mandatory provisions of the Gaming Laws and to be limited solely to the extent necessary to not render the provisions of this Agreement and the other Credit Documents invalid or unenforceable, in whole or in part; (ii) all rights, remedies and powers provided in this Agreement and the other Credit Documents relative to the Collateral, including, without limitation, with respect to the entry into and ownership and operation of any Casino at the Facilities, the possession or control of cashless wagering systems, mobile gaming systems, all other "gaming devices" or "gaming equipment" (as such terms or words of like import referring thereto are defined in the Gaming Laws), and alcoholic beverages and the transfer of gaming or liquor licenses, may be exercised only to the extent that the exercise thereof does not violate any Gaming Law and that any required Approvals (including prior Approvals) are obtained from the applicable Gaming Authorities; (iii) each shall cooperate with the Gaming Authorities in connection with the administration of their regulatory jurisdiction, including, without limitation, providing documents or information as may be requested by the Gaming Authorities relating to each of them; and (iv) each of them and their respective assignees and Participants are subject to being called forward by the Gaming Authorities, in their discretion, for licensing or finding of suitability or to file or provide other information in order to remain entitled to the benefits of the Credit Agreement and the other Credit Documents.

         Section 9.21      Lender Consent

         Each Person signing a Lender Consent (a) approves the Credit Agreement,
(b) authorizes and appoints the Administrative Agent as its agent in accordance with the terms of Article VIII, (c) authorizes the Administrative Agent to execute and deliver this Agreement on its behalf, and (d) is a Lender hereunder and therefore shall have all the rights and obligations of a Lender under this Agreement as if such Person had directly executed and delivered a signature page to this Agreement.



                                    ARTICLE X

                                    GUARANTY

         Section 10.1      The Guaranty.

         In order to induce the Lenders to enter into this Agreement and any Hedging Agreement Provider to enter into any Secured Hedging Agreement and to extend credit hereunder and thereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder and any Secured Hedging Agreement, each of the Guarantors hereby agrees with the Administrative Agent, the Lenders and the Hedging Agreement Providers as follows: each Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Credit Party Obligations. If any or all of the indebtedness becomes due and payable hereunder or under any Secured Hedging Agreement, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent, the Lenders, the Hedging Agreement Providers, or their respective order, or demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the Credit Party Obligations. The Guaranty set forth in this Article X is a guaranty of timely payment and not of collection. The word "indebtedness" is used in this Article X in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower, including specifically all Credit Party Obligations, arising in connection with this Agreement, the other Credit Documents or any Secured Hedging Agreement, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         Section 10.2      Bankruptcy.

         Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all Credit Party Obligations of the Borrower to the Lenders and any Hedging Agreement Provider whether or not due or payable by the Borrower upon the occurrence of any Bankruptcy Event and unconditionally promises to pay such Credit Party Obligations to the Administrative Agent for the account of the Lenders and to any such Hedging Agreement Provider, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent, any Lender or any Hedging Agreement Provider, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         Section 10.3      Nature of Liability.

         The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Credit Party Obligations of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Credit Party Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent, the Lenders or any Hedging Agreement Provider on the Credit Party Obligations which the Administrative Agent, such Lenders or such Hedging Agreement Provider repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         Section 10.4      Independent Obligation.

         The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

         Section 10.5      Authorization.

         Each of the Guarantors authorizes the Administrative Agent, each Lender and each Hedging Agreement Provider without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Credit Party Obligations or any part thereof in accordance with this Agreement and any Secured Hedging Agreement, as applicable, including any increase or decrease of the rate of interest thereon,
(b) take and hold security from any Guarantor or any other party for the payment of this Guaranty or the Credit Party Obligations and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine, (d) release or substitute any one or more endorsers, Guarantors, the Borrower or other obligors and (e) to the extent otherwise permitted herein, release or substitute any Collateral.

         Section 10.6      Reliance.

         It is not necessary for the Administrative Agent, the Lenders or any Hedging Agreement Provider to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any Credit Party Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         Section 10.7      Waiver.

                  (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent, any Lender or any Hedging Agreement Provider to
         (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's, any Lender's or any Hedging Agreement Provider's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the Credit Party Obligations (other than contingent indemnity obligations), including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Credit Party Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Credit Party Obligations. The Administrative Agent may, at its election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent or any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Credit Party Obligations have been paid in full and the Commitments have been terminated. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent or any of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

                  (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Credit Party Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Credit Party Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

                  (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders or any Hedging Agreement Provider against the Borrower or any other guarantor of the Credit Party Obligations of the Borrower owing to the Lenders or such Hedging Agreement Provider (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Credit Party Obligations shall have been paid in full and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent, the Lenders or any Hedging Agreement Provider now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Credit Party Obligations of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders and/or the Hedging Agreement Providers to secure payment of the Credit Party Obligations of the Borrower until such time as the Credit Party Obligations (other than contingent indemnity obligations) shall have been paid in full and the Commitments have been terminated.

         Section 10.8      Limitation on Enforcement.

         The Lenders and the Hedging Agreement Providers agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders or such Hedging Agreement Provider (only with respect to obligations under the applicable Secured Hedging Agreement) and that no Lender or Hedging Agreement Provider shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Agreement and for the benefit of any Hedging Agreement Provider under any Secured Hedging Agreement. The Lenders and the Hedging Agreement Providers further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

         Section 10.9      Confirmation of Payment.

         The Administrative Agent and the Lenders will, upon request after payment of the Credit Party Obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 10.2.


                                   ARTICLE XI

                       SUBORDINATION OF INTERCOMPANY DEBT

         Section 11.1      Subordination.

                  (a) General. Each of the Credit Parties agrees and covenants that the Intercompany Debt is and shall be subordinate in right and order of payment to the payment in full of the Credit Party Obligations on the terms and conditions set forth herein.

                  (b) Permitted Payments. Upon the occurrence and during the continuance of a Default or Event of Default and at the direction of the Administrative Agent, no Credit Party shall receive payments of interest, principal and other amounts on the Intercompany Debt until the Credit Party Obligations are paid in full or until otherwise agreed by the Administrative Agent or the Required Lenders.

         Section 11.2      Priority and Payment of Proceeds in Certain Events.

                  (a) Insolvency or Dissolution of a Credit Party. Upon the occurrence of a Bankruptcy Event, all Credit Party Obligations shall first be paid in full before any Credit Party shall be entitled to receive any payment of the Intercompany Debt, unless otherwise agreed to by the Administrative Agent or the Required Lenders. Upon the occurrence of any Bankruptcy Event, any payment or distribution of assets of a Credit Party of any kind or character, whether in cash, property or securities to which a Credit Party would be entitled, except for the provisions of this Article XI, shall be made by such Credit Party or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the Administrative Agent for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment in full of all Credit Party Obligations after giving effect to any concurrent payment or distribution to the Administrative Agent on the Credit Party Obligations.

                  (b) Payments in General. No direct or indirect payment or distribution by or on behalf of a Credit Party in respect of the Intercompany Debt upon acceleration shall be made, and no other consideration in respect of the Intercompany Debt shall be given or received to the extent prohibited by Section 11.1(b).

                  (c) Certain Payments Held in Trust. In the event that, notwithstanding the foregoing provisions prohibiting such payment or distribution or such giving or receipt of consideration, any Credit Party shall have received any payment or distribution or consideration in respect of the Intercompany Debt contrary to such provisions, then, and in such event, such payment or distribution or consideration shall be received and held in trust for the Lenders and shall be paid over or delivered to the Administrative Agent for application to or as collateral for the payment or prepayment of all Credit Party Obligations in full after giving effect to any concurrent payment or distribution to the Administrative Agent in respect of the Credit Party Obligations. No amount paid by any Credit Party to the holder or holders of the Intercompany Debt and paid over by the holder or holders of the Intercompany Debt to the holders of the Credit Party Obligations pursuant to this Article XI shall, as between any Credit Party and the holder or holders of the Intercompany Debt, be deemed to be a payment by any Credit Party to or on account of such Intercompany Debt.

         Section 11.3      Restrictions on Actions by Credit Parties.

         Until the Credit Party Obligations are paid in full, the Credit Parties shall not, without the prior written consent of the Administrative Agent, take any Collection Action with respect to the Intercompany Debt.

         Section 11.4      Miscellaneous.

                  (a) The provisions of this Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Credit Party Obligations is rescinded or must otherwise be returned by the Lenders or any other recipient thereof, as the case may be, upon the insolvency, bankruptcy or reorganization of any Credit Party or otherwise, all as though such payment had not been made.

                  (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof of the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  (c) The provisions of this Article XI constitute a continuing agreement and shall (i) remain in full force and effect until the Credit Documents shall have been terminated and the Credit Party Obligations shall have been paid in full, (ii) be binding upon each of the Credit Parties and its successors and assigns and (iii) inure to the benefit of and be enforceable by the Administrative Agent and its respective successors, transferees and assigns.

                  (d) Notwithstanding the terms of this Article XI, the Administrative Agent or the Required Lenders shall have the right to waive the subordination terms of this Article XI and require the Credit Parties to enforce the obligations under the Intercompany Debt in accordance with the terms thereof.


                            [Signature Pages Follow]

                                CREDIT AGREEMENT
                          RIVIERA HOLDINGS CORPORATION
CREDIT AGREEMENTCHAR1\987380v13
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.


BORROWER:     RIVIERA HOLDINGS CORPORATION,
--------
              a Nevada corporation


              By:
                 ------------------------------------
              Name:
              Title:


GUARANTORS:   RIVIERA OPERATING CORPORATION,
              a Nevada corporation


              By:
                 ------------------------------------
              Name:
              Title:


              RIVIERA BLACK HAWK, INC.,
              a Colorado corporation


              By:
                 ------------------------------------
              Name:
              Title:


              RIVIERA GAMING MANAGEMENT OF COLORADO, INC., a Colorado corporation


              By:
                 ------------------------------------
              Name:
              Title:

ADMINISTRATIVE AGENT:

      WACHOVIA BANK, NATIONAL
      ASSOCIATION, as Administrative Agent on behalf of the Lenders


      By:
         --------------------------------------------------
      Name:
      Title:

                              Schedule 1.1(a)

                            Investment Property

                                   None.

                                 Schedule 1.1(b)

                                      Liens


-------------------------------------------------------------------------------
Special Improvement District Bonds - Black Hawk $347,523 - Lien on entire real property owned by Riviera Black
       Hawk, Inc.
-------------------------------------------------------------------------------

UCC Financing Statement naming Riviera Hotel and Casino as the Debtor and Bally Gaming and Systems as Secured Party filed on November 11, 2003 with the Secretary of State of the State of Nevada as File No. 20030300179. (Lien on the gaming systems located at the Riviera Las Vegas Facility.)

UCC Financing Statement naming Riviera Operating Corporation as the Debtor and Bally Gaming and Systems as Secured Party filed on November 11, 2003 with the Secretary of State of the State of Nevada as File No. 20030300179. (Lien on gaming systems located at the Riviera Las Vegas Facility.)

UCC Financing Statement naming Riviera Operating Corporation as the Debtor and US Bancorp as Secured Party filed on October 7, 2004 with the Secretary of State of the State of Nevada as File No. 20040306882. (Lease on Lanier copiers located at the Riviera Las Vegas Facility.)

Precautionary Liens

UCC Financing Statement naming Riviera Hotel & Casino as the Debtor and WMS Gaming Inc. as Secured Party filed on October 22, 2002 with the Secretary of State of the State of Nevada as File No. 20020281048. (Lien on slot machines located at the Riviera Las Vegas Facility.)

UCC Financing Statement naming Riviera Hotel and Casino as the Debtor and Bally Gaming and Systems as Secured Party filed on June 20, 2006 with the Secretary of State of the State of Nevada as File No. 20060196742. (Lien on slot machines located at the Riviera Las Vegas Facility.)

UCC Financing Statement naming Riviera Operating Corporation as the Debtor and WMS Gaming Inc. as Secured Party filed on March 18, 2003 with the Secretary of State of the State of Nevada as File No. 20030077580. (Lien on slot machines located at the Riviera Las Vegas Facility.)

UCC Financing Statement naming Riviera Operating Corporation as the Debtor and Shuffle Master Inc. as Secured Party filed on November 1, 2004 with the Secretary of State of the State of Nevada as File No. 20040329169. (Lien on shufflers and table games located at the Riviera Las Vegas Facility.)

UCC Financing Statement naming Riviera Operating Corporation as the Debtor and Bally Gaming and Systems as Secured Party filed on June 20, 2006 with the Secretary of State of the State of Nevada as File No. 20060196742. (Lien on slot machines located at the Riviera Las Vegas Facility.)

UCC Financing Statement naming Riviera Black Hawk, Inc. as the Debtor and Aristocrat Technologies, Inc. as Secured Party filed on July 2, 2002 with the Secretary of State of the State of Colorado as File No. 20022070016. (Lien on slot machines located at the Riviera Black Hawk Facility.)

UCC Financing Statement naming Riviera Black Hawk, Inc. as the Debtor and WMS Gaming, Inc. as Secured Party filed on March 31, 2003 with the Secretary of State of the State of Colorado as File No. 20032033757. (Lien on slot machines located at the Riviera Black Hawk Facility.)

UCC Financing Statement naming Riviera Black Hawk, Inc. as the Debtor and Aristocrat Technologies, Inc. as Secured Party filed on April 3, 2006 with the Secretary of State of the State of Colorado as File No. 20062031590. (Lien on slot machines located at the Riviera Black Hawk Facility.)

UCC Financing Statement naming Riviera Black Hawk, Inc. as the Debtor and Shuffle Master Inc. as Secured Party filed on August 8, 2006 with the Secretary of State of the State of Colorado as File No. 20062076886. (Lien on shufflers and table games located at the Riviera Black Hawk Facility.)

                                      Schedule 3.3

                 Jurisdictions of Organization and Qualifications


-------------------------------- ---------------------------------------------
                                 Jurisdiction of Organization & Qualification
Company/Guarantor
-------------------------------- ---------------------------------------------
Riviera Holdings Corporation                        Nevada
-------------------------------- ---------------------------------------------
Riviera Operating Corporation                       Nevada
-------------------------------- ---------------------------------------------
Riviera Black Hawk, Inc.                           Colorado
-------------------------------- ---------------------------------------------
Riviera Gaming Management of
Colorado, Inc.                                     Colorado
-------------------------------- ---------------------------------------------

                                                   Schedule 3.12

                                                   Subsidiaries


------------------- -----------------------------------------------------------
Company
Subsidiaries        Outstanding Equity Interests
------------------- -----------------------------------------------------------
Riviera Operating
Corporation         1,000 shares of common stock held by Company
------------------- -----------------------------------------------------------
Riviera Gaming
Management of
 Colorado, Inc.     10,000  shares  of  common  stock  held  by  Riviera  Gaming
                    Management, Inc.
------------------- -----------------------------------------------------------
Riviera Black Hawk,
Inc.                1,000  shares  of  common stock held by  Riviera  Operating
                    Corporation
------------------- -----------------------------------------------------------

                                                 Schedule 3.19(a)

                                             Location of Real Property


Riviera Holdings Corporation

2901 Las Vegas Blvd South
Las Vegas, NV 89109
Clark County



Riviera Black Hawk Corporation

444 Main Street
Black Hawk, CO 80422
Gilpin County

                                                 Schedule 3.19(b)

                                              Location of Collateral


Riviera Operating Corporation & Riviera Holdings Corporation

1.       2901 Las Vegas Blvd South Las Vegas, NV 89109 Clark County

2. Iron Mountain 2492 Brook Park Drive Las Vegas, NV 89030 Clark County (IT -data storage)

3.       Storage One
         1120 LVBS
         Las Vegas, NV 89104
         Clark County
         (Accounting -records storage)


Riviera Black Hawk Corporation

1.       444 Main Street PO Box 9 Black Hawk, CO 80422 Gilpin County

2. Rollinsville West Center LLC Box 444 #64 County Road 16 Rollinsville, CO 80474 Gilpin County (Warehouse and storage)

3. Iron Mountain 8879 Fox Drive Thornton, CO 80260 Adams County (IT -data storage)

    CHAR1\996355v2
    8/2/07


                                                 Schedule 3.19(c)

                                              Chief Executive Offices


  RIVIERA HOLDINGS CORPORATION

  State Incorporated:  Nevada
  Nevada Secretary of State File No.:  C749-1993
  Federal Tax ID No.:     EIN 88-0296885

  Chief Executive Offices:

  2901 Las Vegas Boulevard South
  Las Vegas, NV  89109

  Principal Place of Business:

  2901 Las Vegas Boulevard South
  Las Vegas, NV  89109


  RIVIERA OPERATING CORPORATION

  State Incorporated:  Nevada
  Nevada Secretary of State File No.:  C751-1993
  Federal Tax ID No.:     EIN 88-0296874

  Chief Executive Offices:

  2901 Las Vegas Boulevard South
  Las Vegas, NV  89109

  Principal Place of Business:

  2901 Las Vegas Boulevard South
  Las Vegas, NV  89109


  RIVIERA BLACK HAWK, INC.

  State Incorporated: Colorado
  Colorado Secretary of State File 19971131443 C
  Federal Tax ID No.:    EIN 86-0886265

  Chief Executive Offices:

  2901 Las Vegas Boulevard South
  Las Vegas, NV  89109

  Principal Place of Business:

  444 Main Street
  Black Hawk, CO  80422

                                                 Schedule 3.19(d)

                                         Schedule of Mortgaged Properties



Riviera Holdings Corporation

Real Property located at 2901 Las Vegas Blvd South, Las Vegas, NV 89109, known as APN 162-09-703-001




Riviera Black Hawk Corporation

Real Property located at 444 Main Street, Black Hawk, CO 80422, known as APN 010991R

                                                   Schedule 3.22

                                                   Labor Matters

Collective Bargaining Agreements

         The Company has collective bargaining agreements with the Culinary and Bartenders Union; Stagehands Union; Carpenters Union; Painters Union; Teamsters Union (Front End and Back End Agreements); Operating Engineers Union; Electricians Union; and Musicians Union. The Company pays certain funds to the health, welfare and various benefit plans of the above listed unions for employees represented by such unions.

Company Benefit Plans:

Company Benefit Plan                 Corporation          Type of Plan Name

Profit Sharing and 401(k) Plan       ROC/RBH              Single Plan
ESOP                                 RHC-ROC/RBH          Multiple Plan
Deferred Compensation Plan           ROC                  Single
Restricted Stock Plan                RHC                  Single

PPO insurance                        ROC/RBH              Multiple Plan
HPN insurance                        ROC                  Single
Dental insurance                     ROC/RBH              Multiple Plan
Vision insurance                     ROC/RBH              Multiple Plan
Life Insurance/
Disability (Short Term)              ROC/RBH              Multiple Plan

New York Life                        ROC                  Single
AFLAC/125 Caf. Plan                  ROC/RBH              Multiple Plan
Exec. Life Ins.                      ROC/RBH              Multiple Plan











ROC - Riviera Operating Corporation
RBH - Riviera Black Hawk, Inc.
RHC - Riviera Holdings Corporation

                                                   Schedule 3.24

                                                Material Contracts


Purchase and License Agreement dated September 25, 2003 by and between Bally Gaming, Inc., d/b/a Bally Gaming Systems, a Nevada Corporation, and Riviera Operating Corporation, a Nevada corporation.



                                                   Schedule 3.25
                                                     Insurance

                                                   See next page
---------------- ------------------------------------------------ ---------------- ------------------------------ --------------
NAME OF INSURED     TYPE OF COVERAGE & LIMITS                      EXPIRATION            CARRIER                    POLICY NO.
----------------    -------------------------                      -----------           -------                    ----------
                                                                       DATE

---------------- ------------------------------------------------ ---------------- ------------------------------ --------------
                 PROPERTY
 Riviera         Total Values: $409,720,694 Million Loss Limit        6/30/07          Affiliated FM                   TF938
 Hodings                                                                                Insurance Co.
 Corporation     $82,318,500 Million BI in Las Vegas, and
                 $37,578,000 Million BI for
                 Blackhawk
                 $50,000,000 Million Earthquake Limit
                 $20,000,000 Million Flood Limit
                 $25,000 Deductible, except $500,000
                 Flood deductible in BH; 24 Hr. waiting
                 Period for BI; 48 Hrs. EDP
                 $100,000 Quake; $100,000 LV Flood

---------------- ------------------------------------------------ ---------------- ------------------------------ --------------
                 GENERAL LIABILITY
Riviera          $2,000,000 Million Primary Aggregate                 6/30/07            Clarendon                  ECP001295-02
Hodings          $100,000 Retention                                                National Insurance Co.
Corporation
---------------- ------------------------------------------------ ---------------- ------------------------------ --------------
                 AUTO
Riviera          $1,000,000 Million Limit - 10 Autos @ Inception      6/30/07            Clarendon                  ECA000467-02
Hodings                                                                            National Insurance Co.
Corporation
---------------- ------------------------------------------------ ---------------- ------------------------------ --------------
                 CRIME
Riviera          $4,000,000 Million Limit; $50,000 deductible         6/30/07          Federal/Chubb                  68027934
Hodings
Corporation
---------------- ------------------------------------------------ ---------------- ------------------------------ --------------
                 BLACKHAWK - WORK COMP
Riviera          No Deductible, Statutory Limits                      7/01/07        Pinnacol Assurance               4071789
Hodings          w/ $1,000,000 Million Employers Liability
Corporation
---------------- ------------------------------------------------ ---------------- ------------------------------ --------------
                 NV X/S WORK COMP
 Riviera         $350,000 Retention                                   7/01/07           Safety Nat'l                  SP9628NV
 Hodings         $1,000,000 Million Employers Liability Limit                          Casualty Corp
 Corporation                $100,000,000 Million WC Limit - no statutory
                 limit

---------------- ------------------------------------------------ ---------------- ------------------------------ --------------


---------------- ------------------------------------------------  -------------------------------         --------------
NAME OF INSURED        TYPE OF COVERAGE & LIMITS     EXPIRATION                      CARRIER                  POLICY NO.
----------------       -------------------------    -----------                     -------                  ----------
                                                        DATE

------------- ------------------------------------ --------------- ---------------------------------------- --------------
              UMBRELLA/EXCESS LIABILITY
Riviera       $110,000,000 Million Limit              6/30/07        St. Paul Fire / Marine Ins. Co.        QK06500487
Hodings                                                                   $15,000,000 X primary
Corporation                                                               Navigators Insurance Co.
                                                                          $10,000,000 x $15,000,000        NH05EXC000007NV
                                                                            Federal Insurance Co.
                                                                          $15,000,000 x $25,000,000            79561524
                                                                   North American Specialty Insurance Co.
                                                                          $25,000,000 x $40,000,000          H2X000007900
                                                                       St. Paul Fire / Marine Ins. Co.
                                                                          $10,000,000 x $65,000,000           QI06500172
                                                                        Federal Insurance Co. (Chubb)
                                                                          $10,000,000 x $75,000,000            79561525
                                                                       Westchester Surplus Lines Ins.
                                                                          $25,000,000 x $85,000,000          G21995058001
------------------------ ------------------------- --------------- -------------------------------------- ---------------


CHAR1\996355v2
                                                  Schedule 6.1(b)

                                                   Indebtedness

Debt

------------------------------------------------------------------ -------------
Special Improvement District Bonds - Black Hawk $347,523 -
    Public debt incurred in connection with public
      improvements made to Riviera Black Hawk Facility
      in 2000
------------------------------------------------------------------ -------------
Bally Gaming - ACSC                                                  578,585
    - Debt incurred for the Casino Management System for the
       Riviera Las Vegas Facility
------------------------------------------------------------------ -------------
Hughes Calihan                                                       168,046
     - Debt incurred for copiers for Riviera Las Vegas Facility
------------------------------------------------------------------ -------------
Global Surveillance Associates                                       654,359
     - Commitment to upgrade surveillance system for Riviera
       Las Vegas Facility
------------------------------------------------------------------ -------------

Obligation of Officers

------------------------------------------------------------------ -------------
CEO pension William Westerman                                        $2,527,625
------------------------------------------------------------------ -------------
Contract Non Compete William Westerman                                  500,000
------------------------------------------------------------------ -------------
Contract Non Compete Robert Vannucci                                    400,000
------------------------------------------------------------------ -------------



                          Schedule 6.14

                            Accounts

                                                                                        Balance as of
ACCT NO.                   CONSOLIDATED CASH IN BANK                                       4/30/07
                                                                                      ------------------

990086639       ROC        100.111205 B OF A OPERATING                                          487,051
990086639       ROC        100.111205 B OF A OP TO CONCENTRATION                              (487,051)
990086605       ROC        100.111277 B OF A PAYROLL (FUNDED BY US DISBURSEMENT ACCT)         (122,768)
990086605       ROC        100.111277 B OF A PAYROLL TO CONCENTRATION                           122,768
990102873       ROC        100.111223 B OF A POS                                                 25,486
990102873       ROC        100.111223 B OF A POS TO CONCENTRATION                              (25,486)
990086662       ROC        100.111243 B OF A NABANCO                                             74,064
990086662       ROC        100.111243 B OF A NABANCO TO CONCENTRATION                          (74,064)
990086654       ROC        100.111214 B OF A CONCENTRATION                                      980,193
990086654       ROC    *   100.111227 B OF A INVST SWEEP - DAILY @ 3.5496% 04/30/07           3,545,788
                                                                                      ------------------
                           SUBTOTAL B OF A OPERATING FUNDS                                    4,525,982
4030006407      ROC        100.111260.CAGE WELLS OPERATING DEPOSITS                           1,967,243

153700353250    ROC        100.111215.OPDEP   US OPERATING DEPOSITS                             313,996
153700353250    ROC        100.111215.OPDEP   US OP DEP TO CONCENT                            (313,996)
153700353276    ROC        100.111215.DISB      US OPERATING DISBURSEMENTS                    (555,355)
153700353276    ROC        100.111215.DISB      US OP DIS TO CONCENTRATION                      555,355
153700353276    ROC        100.111215.DISB      US OP DISB PR TAX DISTRIBUTION                  (1,515)
153700353276    ROC        100.111215.DISB      US OP DISB TO CONCENTRATION                       1,515
153700353276    ROC        100.111215               US CONCENTRATION                          (646,497)
253710021598    ROC    *   100.111215 US BANK INVST SWEEP @ 4.84% 04/30/07                      875,598
                                                                                      ------------------
                           SUBTOTAL US BANK OPERATING FUNDS                                     229,102
990086696       ROC        100.111250 B OF A PARIMUTUEL RESERVE                                  20,287
990044830       ROC        100.111253 B OF A SPORTS RESERVE                                      30,532
                                                                                      ------------------
                           SUBTOTAL INVESTMENT & RESERVE                                         50,819
990086704       ROC        100.111285 CASH EXCHANGE B of A                                        1,000
990086647       ROC        100.111280 TRAVEL AGENT COMMISSION  B of A                             1,000
0290526904      ROC        100.111265-BEVERLY HILLS Wells                                       107,870
004964914827    ROC        100.111219 B OF A GILSBAR CLAIMS                                       1,000
2272161320      ROC        100.111255 WELLS - Nevada Comp First (SIIS)                            1,000
                                                                                      ------------------
                           SUBTOTAL OTHER ACCOUNTS                                              111,870
                                TOTAL CASH IN BANK ROC                                        6,885,016
308418          RHC        00050.111273 BANK OF NEW YORK                                         24,997
12907887        RHC    *   00050.111260 WELLS FARGO MONEY MARKET @ 5.122% 04/30/07           14,120,529
4000054445      RHC        00050.111260 WELLS FARGO                                                 510
4000054445      RHC        00050.111260 WELLS FARGO - SWEEP                                       (510)
4000054445      RHC    *   00050.111260 WELLS FARGO INVST SWEEP - DAILY @ 4.32% 04/30/07      1,570,230
                                                                                      ------------------
                           SUBTOTAL RIVIERA HOLDINGS CORP.                                   15,715,755
4375672540      RBH        1800.111260.WELLSGEN (WELLS) GEN-BH                                1,519,525
4040016891      RBH        1800.111260.DISB   WELLS FARGO                                     (254,809)
4040016883      RBH        1800.111260.PAYROLL   WELLS FARGO                                   (91,460)
4126119601      RBH        1800.111260.LOTTERY WELLS LOTTERY                                     10,615
                                                                                      ------------------
                           SUBTOTAL RIVIERA BLACK HAWK, INC.                                  1,183,870
                                                                                      ------------------
                           TOTAL CONSOLIDATED CASH                                           23,784,641
========================================================================================================
                           ROC CASH                                                           6,885,016
                           RHC CASH                                                          15,715,755
                           RBH CASH                                                           1,183,870
                                                                                      ------------------
                           TOTAL CONSOLIDATED CASH                                           23,784,641
                                                                                      ==================
                                                *     Denotes Investment Account or CD
ROC - Riviera Operating Corporation
RBH - Riviera Black Hawk, Inc.
RHC - Riviera Holdings Corporation


                                 EXHIBIT 1.1(a)

                                    [FORM OF]
                           ACCOUNT DESIGNATION NOTICE

TO:   Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain
                                                  --------
      Domestic  Subsidiaries of the Borrower from time to

      time party thereto (the  "Guarantors"),  the lenders and other financial
                                ----------
      institutions  from time to  time  party  thereto  (the  "Lenders"),   and
                                                               -------
      Wachovia  Bank,   National   Association,   as Administrative  Agent for
      Lenders  (as  amended,  modified,  extended,  restated,  replaced,  or supplemented  from time to time, the "Credit  Agreement";  capitalized
                                            -----------------
      terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE     :        [Date]

---------------------------------------------------------------------------

         The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account, unless the Borrower shall designate, in writing to the Administrative Agent, one or more other accounts:

                       Bank Name: [______________________]
                                       ABA Routing Number: [_______]
                                       Account Number: [__________]

                          [TO BE COMPLETED BY BORROWER]

         Notwithstanding the foregoing, on the Closing Date, funds borrowed under the Credit Agreement shall be sent to the institutions and/or persons designated on payment instructions to be delivered separately.

         This Account Designation Notice may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          RIVIERA HOLDINGS CORPORATION,
                          a Nevada corporation

                          By:
                             -----------------------------------------
                          Name:
                               ---------------------------------------
                          Title:
                                --------------------------------------

CHAR1\989822v3


                                 CHAR1\989822v3
                                 EXHIBIT 1.1(b)

                                    [FORM OF]
                            ASSIGNMENT AND ASSUMPTION

         This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] "Assignor") and [the][each] Assignee identified in item 2 below ([the][each, an] "Assignee"). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.](1) Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor's][the respective Assignors'] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses
(i) and (ii) above being referred to herein collectively as [the][an] "Assigned Interest"). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.       Assignor[s]:               ______________________________

                                    ------------------------------

2.       Assignee[s]:               ______________________________

                                    ------------------------------
    [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.                                  Borrower: Riviera Holdings Corporation, a
                                    Nevada corporation.

4. Administrative Agent: Wachovia Bank, National Association, as the administrative agent under the Credit Agreement.

5. Credit Agreement: The Credit Agreement dated as of June 8, 2007 among Riviera Holdings Corporation, a Nevada corporation, the certain Domestic Subsidiaries of the Borrower from time to time party thereto, the lenders and other financial institutions from time to time party thereto, and Wachovia Bank, National Association, as Administrative Agent.

6.                                  Assigned Interest[s]:
------------ ---------- --------- ---------------------- ----------------- ----------------------- -------
Assignor[s] Assignee[s] Facility    Aggregate Amount of       Amount of    Percentage Assigned of   CUSIP
                        Assigned         Commitment/     Commitment/Loans       Commitment/         Number
                                  ----------------------      Assigned              Loans
                                  Loans for all Lenders
------------ ---------- --------- ---------------------- ----------------- ------------------------- -----
                                  $                      $                                   %
------------ ---------- --------- ---------------------- ----------------- ------------------------- -----
                                  $                      $                                   %
------------ ---------- --------- ---------------------- ----------------- ------------------------- -----
                                  $                      $                                   %
------------ ---------- --------- ---------------------- ----------------- ------------------------- -----

[7.      Trade Date:                ______________](2)


Effective Date:   _____________ ___, 20___.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                ASSIGNOR[S] [NAME
                                OF ASSIGNOR]


                                By:______________________________
                                   Title:

                                ASSIGNEE[S] [NAME
                                OF ASSIGNEE]


                                By:______________________________
                                   Title:

[Consented to and] Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION, as
  Administrative Agent

By_________________________________
  Title:

[Consented to:]

[NAME OF RELEVANT PARTY]

By________________________________
  Title:

                                   ANNEX 1


                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

                  1. Representations and Warranties.

                  1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

                  1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under
Section 9.6(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.6(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to
Section 5.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest,
(vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and
(vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

                  2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

                  3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

CHAR1\989822v3


                                 EXHIBIT 1.1(c)

                                    [FORM OF]
                        DEPOSIT ACCOUNT CONTROL AGREEMENT
                           (With Future Notification)

This DEPOSIT ACCOUNT CONTROL AGREEMENT ("Agreement") is made and entered into as of this [____] day of [_______] 20[__] by and among [________________________]
as depositary bank (the "Bank"), the Bank's depositor customer, [___________________________________, a _________________________] (the
"Company"), and Wachovia Bank, National Association, as administrative agent (the "Secured Party").

Statement of Facts

The Bank acknowledges that, as of the date hereof, it maintains in the name of the Company the deposit account(s) identified on Exhibit A attached hereto and made a part hereof (each an "Account" and, collectively, the "Accounts"). One or more of the Accounts may be served by one or more lockboxes operated by the Bank, which lockboxes (if any) also are listed on Exhibit A (each a "Lockbox" and, collectively, the "Lockboxes"). The Account(s) and any Lockbox(es) are governed by the terms and conditions of the Company's commercial deposit account agreement published by the Bank from time to time and, with respect to any Lockbox, also may be governed by a lockbox service description between the Bank and the Company (collectively with all applicable services descriptions and/or agreements, the "Deposit Agreement").

The Company hereby confirms to the Bank that the Company has granted to the Secured Party a security interest in the following (collectively, the "Account Collateral"): (a) the Account(s), (b) the Lockbox(es) and (c) the Items Collateral. The term "Items Collateral" means, collectively, all checks, drafts, instruments, cash and other items at any time received in any Lockbox or for deposit in any Account (subject to specific Lockbox instructions in effect for processing items), wire transfers of funds, automated clearing house ("ACH") entries, credits from merchant card transactions and other electronic funds transfers or other funds deposited in, credited to, or held for deposit in or credit to, any Account.

The parties desire to enter into this Agreement in order to set forth their relative rights and duties with respect to the Account Collateral. In consideration of the mutual covenants herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Control of the Accounts

(a) The Statement of Facts is incorporated herein by reference. The Bank represents that it is a "bank". The Company and the Bank acknowledge that each Account is a "deposit account". Each party to this Agreement acknowledges that this Agreement is an "authenticated" record and that the arrangements established under this Agreement constitute "control" of each Account. Each of these terms is used in this Agreement as defined in Article 9 of the Uniform Commercial Code as adopted by the State of [____________] (the "[State] UCC").

(b) The Company represents and warrants to the Secured Party that Exhibit A contains a complete and accurate list of all Accounts and Lockboxes maintained by the Company with the Bank and subject to this Agreement. The Company covenants for the benefit of the Secured Party that the Company shall not open or maintain any deposit account with the Bank other than the Account(s). Nothing in this Agreement shall impose upon the Bank any duty to monitor or assure the Company's compliance with this Section 1(b).

(c) The Bank confirms that, as of the date of this Agreement, the Company and the Bank have not entered into any agreement (other than the Deposit Agreement) with any person pursuant to which the Bank is obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral. During the term of this Agreement the Bank will not enter into any agreement with any person other than the Secured Party pursuant to which the Bank will be obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral.

(d) The Company authorizes and directs the Bank to comply with all instructions given by the Secured Party in accordance with this Agreement and permissible under the Deposit Agreement, including directing the disposition of funds in any Account or as to any other matter relating to any Account or other Account Collateral, without further consent by the Company.

(e) The Secured Party authorizes and instructs the Bank to (i) permit the Company to have access to and disposition over the Account(s) and Account Collateral and to otherwise deal with same as provided in the Deposit Agreement and (ii) act upon the instructions that the Bank shall receive from the Company concerning the Lockbox and the Account Collateral until the implementation by the Bank of the written instruction from the Secured Party to the Bank substantially in the form of Exhibit B attached hereto and made a part hereof (the "Notice") in accordance with the provisions of Section 7 of this Agreement. The Secured Party's right to give instructions to the Bank regarding any Account Collateral also shall include (but is not limited to) the right to give "stop payment orders" to the Bank for any item presented to the Bank against any Account even if it results in dishonor of the item presented against the Account.

(f) Until delivery of the Notice by the Secured Party in accordance with the provisions of Section 7, the Secured Party shall not give any instruction to the Bank or otherwise exercise control over the Account(s) and the Account Collateral and, until the Bank shall receive and implement the Notice as provided in Section 7, the Bank shall not (and shall not be required by the provisions of this Agreement to) honor and follow any instruction the Bank may receive from the Secured Party with regard to the Account(s) and the Account Collateral. Upon the implementation of the Notice by the Bank, the Bank shall not permit any officer, agent or other representative of the Company or its affiliates to direct the disposition of funds in any Account, withdraw any amount from any Account or otherwise exercise any authority or power with respect to any Lockbox, Account or Account Collateral. Upon implementation of the Notice by the Bank, all collected and available funds in any Account shall only be withdrawn or transferred based on instructions given by the Secured Party in accordance with this Agreement.


(g) Federal Reserve Regulations and Operating Circulars, ACH or other clearing house rules and other applicable law (including, without limitation, the Uniform Commercial Code as adopted by the State in which the respective Account identified on Exhibit A is located (hereinafter, the "Applicable UCC")) and the Deposit Agreement shall also apply to the Secured Party's exercise of control over the Account(s) and the Account Collateral and to the performance of services hereunder by the Bank. Each of the Company and the Secured Party authorizes and instructs the Bank to supply the Company's or the Secured Party's endorsement, as appropriate, to any Items Collateral that the Bank shall receive for deposit to any Account.


2. Statements and Other Information If so requested of the Bank by the Secured Party in writing, the Bank will send to the Secured Party (in a manner consistent with the Bank's standard practices) at the Secured Party's address specified in Section 7, copies of all Account statements and communications (but not canceled checks) that the Bank is required to send to the Company under the Deposit Agreement. The Bank also shall provide to each of the Company and the Secured Party when requested (as a service under this Agreement and/or the Deposit Agreement) copies of Account statements and other deposit account information, including Account balances, by telephone and by computer communication, to the extent practicable when requested by the Company or by the Secured Party. The Company consents to the Bank's release of such Account information to the Secured Party. The Bank's liability for its failure to comply with this Section 2 shall not exceed its cost of providing such information.

3. Setoff; Returned Items and Charges

(a) The Bank will not exercise any security interest (except for the security interest provided in Section 4-210, "Security Interest of Collecting Bank in Items, Accompanying Documents and Proceeds", of the Applicable UCC), lien, right of setoff, deduction, recoupment or banker's lien or any other interest in or against any Account or any other Account Collateral, and the Bank hereby subordinates to the Secured Party any such security interest (except for such security interest provided in such Section 4-210 of the Applicable UCC), lien or right which the Bank may have against any Account or other Account Collateral. Notwithstanding the preceding sentence, the Secured Party and the Company agree that the Bank at all times (including following commencement of any bankruptcy or insolvency proceeding by or against the Company) may set off and charge against any Account (regardless of any agreement by the Company to compensate the Bank by means of balances in the Account) all of the following as permitted by the Deposit Agreement (collectively, the "Permitted Debits"): (i) the face amount of each Returned Item (hereinafter defined), (ii) usual and customary service charges and fees, (iii) account maintenance fees, (iv) transfer fees,
(v) out-of-pocket fees and expenses (including attorneys' reasonable fees) incurred by the Bank (including those in connection with the negotiation, administration or enforcement of this Agreement), and (vi) adjustments or corrections of posting or encoding errors; whether any Permitted Debit shall have accrued or been incurred before or after the date of this Agreement. "Returned Item" means any (i) Items Collateral deposited into or credited to an Account before or after the date of this Agreement and returned unpaid or otherwise uncollected or subject to an adjustment entry, whether for insufficient funds or any other reason, and without regard to the timeliness of such return or adjustment or the occurrence or timeliness of any other party's notice of nonpayment or adjustment; (ii) Items Collateral subject to a claim against the Bank for breach of transfer, presentment, encoding, retention or other warranty under Federal Reserve Regulations or Operating Circulars, ACH or other clearing house rules, or applicable law (including, without limitation, Articles 3, 4 and 4A of the Applicable UCC); and (iii) demand for chargeback in connection with a merchant card transaction.

(b) If (i) the Bank were unable to set off or charge any Permitted Debit against any Account because of insufficient funds in the Account, or (ii) the Bank in good faith were to believe that any legal process or applicable law prohibited such setoff or charge against any Account, or (iii) the Account were closed, then: (A) the Bank may charge such Permitted Debits to and set off same against any other Account; and (B) if there were insufficient funds in the Account(s) against which to charge or set off such Permitted Debits, then the Bank shall demand (unless the Bank shall believe in good faith that any legal process or applicable law prohibits such demand) that the Company pay, and the Company shall pay, to the Bank promptly upon the Company's receipt of the Bank's written demand therefor, the full amount of all unpaid Permitted Debits.

(c) If (i) there were insufficient funds in the Account(s) against which the Bank could charge or set off Permitted Debits and the Company shall have failed to pay the Bank the full amount of unpaid Permitted Debits as described in paragraph (b) of this Section 3, and (ii) the Bank shall have received and implemented the Notice as provided herein, then the Bank may demand that the Secured Party pay, and the Secured Party shall pay, to the Bank within five (5) business days of the Secured Party's receipt of the Bank's written demand therefor, the full amount of unpaid Permitted Debits; provided, however, as to unpaid Permitted Debits that are service charges, fees or expenses, the Secured Party shall be required to pay to the Bank only those service charges, fees or expenses attributable to any Account that shall have been incurred in connection with any Account on or after the date of this Agreement and on or before the date of termination of this Agreement.

4. Exculpation of Bank

(a) At all times the Bank shall be entitled to rely upon any communication it receives from the Secured Party or the Company in connection with this Agreement or that the Bank shall believe in good faith to be a communication received from the Secured Party or the Company in connection with this Agreement, and the Bank shall have no obligation to investigate or verify the authenticity or correctness of any such communication. The Bank shall have no liability to the Company or the Secured Party for (i) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Secured Party in accordance with this Agreement, and (ii) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Company in accordance with this Agreement and the Deposit Agreement prior to the implementation of the Notice by the Bank. The Bank shall not be responsible for the validity, priority or enforceability of the Secured Party's security interest in any Account Collateral, nor shall the Bank be responsible for enforcement of any agreement between the Company and the Secured Party.

(b) The Bank shall be responsible only for the actual loss that a court having jurisdiction over the Account(s) shall have determined had been incurred by the Company or the Secured Party and had been caused by the Bank's gross negligence or willful misconduct in its performance of its obligations under this Agreement. The Bank shall have no liability to any party for failure of, or delay in, its performance under this Agreement resulting from any "act of God", war or terrorism, fire, other catastrophe or force majeure, electrical or computer or telecommunications failure, any event beyond the control of the Bank, or fraud committed by any third party. Nothing in this Agreement shall create any agency, fiduciary, joint venture or partnership relationship between the Bank and the Company or between the Bank and the Secured Party. Except as shall be specifically required under this Agreement or the Deposit Agreement or applicable law, the Bank shall have no duty whatsoever to the Company in connection with the subject matter of this Agreement. Except as shall be specifically required under this Agreement or applicable law, the Bank shall have no duty whatsoever to the Secured Party in connection with the subject matter of this Agreement.

5. Indemnification

(a) The Company hereby indemnifies the Bank and holds it harmless against, and shall reimburse the Bank for, any loss, damage or expense (including attorneys' reasonable fees and expenses, court costs and other expenses) including, but not limited to, (i) unpaid charges, fees, and Returned Items for which the Company and/or the Secured Party originally received credit or remittance by the Bank, and (ii) any loss, damage or expense the Bank shall incur as a result of (A) entering into or acting pursuant to this Agreement, (B) honoring and following any instruction the Bank may receive from (or shall believe in good faith to be from) the Secured Party or the Company under this Agreement, and (C) upon implementation of the Notice, not honoring or following any instruction it shall receive from (or shall believe in good faith to be from) the Company in accordance with this Agreement. The Company shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank's gross negligence or willful misconduct in its performance of its obligations under this Agreement.

(b) Without limiting in any way the Secured Party's obligation to pay or reimburse the Bank as otherwise specified in this Agreement, the Secured Party hereby indemnifies the Bank and holds it harmless against any loss, damage or expense (including attorneys' reasonable fees and expenses, court costs and other expenses) which the Bank shall incur as a result of honoring or following any instruction (including the Notice) it shall receive from (or shall believe in good faith to be from) the Secured Party under this Agreement. The Secured Party shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank's gross negligence or willful misconduct in its performance of its obligations under this Agreement.

(c) No party hereto shall be liable to any other party under this Agreement for lost profits or special, indirect, exemplary, consequential or punitive damages, even if such party shall have been advised of the possibility of such damages.

6. Third Party Claims; Insolvency of Company

(a) In the event that the Bank shall receive notice that any third party shall have asserted an adverse claim by legal process against any Account or any sums on deposit therein, any Lockbox or other Account Collateral, whether such claim shall have arisen by tax lien, execution of judgment, statutory attachment, garnishment, levy, claim of a trustee in bankruptcy, debtor-in-possession, post-bankruptcy petition lender, court appointed receiver, or other judicial or regulatory order or process (each, a "Claim"), the Bank may, in addition to other remedies it possesses under the Deposit Agreement, this Agreement or at law or in equity: (i) suspend disbursements from such Account without any liability until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to such Account, and/or (ii) interplead such funds in such Account as permitted by applicable law. The Bank's costs, expenses and attorneys' reasonable fees incurred in connection with any such Claim are Permitted Debits and shall be reimbursed to the Bank in accordance with the provisions of Section 3 above.

(b) If a bankruptcy or insolvency proceeding were commenced by or against the Company, the Bank shall be entitled, without any liability, to refuse to (i) permit withdrawals or transfers from the Account(s) or (ii) accept or comply with the Notice thereafter received by the Bank, until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that (A) continued withdrawals or transfers from the Account(s) or honoring or following any instruction from either the Company or the Secured Party are authorized and shall not violate any law, regulation, or order of any court and (B) the Bank shall have received adequate protection for its right to set off against or charge the Account(s) or otherwise be reimbursed for all Permitted Debits.

7. Notice and Communications

(a) All communications given by any party to another as required or provided under this Agreement must be in writing, directed to the respective designated officer ("Designated Officer") set forth under paragraph (c) of this Section 7, and delivered to each recipient party at its address (or at such other address and to such other Designated Officer as such party may designate in writing to the other parties in accordance with this Section 7) either by U.S. Mail, receipted delivery service or via telecopier facsimile transmission. All communications given by the Secured Party to the Bank must be addressed and delivered contemporaneously to both the Bank's Designated Officer and the Bank's "with copy to" addressee at their respective addresses set forth below.

(b) Any communication (including the Notice) made by (or believed in good faith by the Bank to be made by) the Company or the Secured Party to the Bank under this Agreement shall be deemed delivered to the Bank if delivered by: (i) U.S. Mail, on the date that such communication shall have been delivered to the Bank's Designated Officer; (ii) receipted delivery service, on the date and time that such communication shall have been delivered to the Bank's Designated Officer and receipted by the delivery service; or (iii) telecopier facsimile transmission, on the date and at the time that such communication shall have been delivered to the Bank's Designated Officer and receipt of such delivery shall have been acknowledged by the recipient telecopier equipment. Notwithstanding the provisions of the preceding sentence, any communication hereunder to the Bank that is an instruction (including the Notice) delivered to the Bank and made by (or believed by the Bank in good faith to be made by) the Company or the Secured Party shall be deemed received by the Bank when actually delivered to the Bank's Designated Officer if delivered before 2:00 PM Eastern time on a banking day or, if such communication were delivered after 2:00 PM Eastern time on a banking day or delivered on a day that is not a banking day, then such communication shall be deemed delivered to the Bank's Designated Officer at the Bank's opening of its business on the next succeeding banking day. A "banking day" means any day other than any Saturday or Sunday or other day on which the Bank is authorized or required by law to close.

(c) The Notice shall be implemented by the Bank by the close of the Bank's business on the banking day that shall be one (1) banking day after the banking day on which the Notice was actually received by the Bank's Designated Officer. Any other instruction delivered to the Bank shall be implemented by the Bank by the close of the Bank's business on the banking day that shall be two (2) banking days after the banking day on which such instruction was actually received by the Bank's Designated Officer.

   Address for Secured Party: Wachovia Bank, National Association,
                                as Administrative Agent
                                Charlotte Plaza
                                201 South College Street, CP-8
                                Charlotte, North Carolina 28288-0680
                                Attn:  Syndication Agency Services

   Address for Bank:    [_________________________
                            =========================
                            Attn.:   Mr/s. ______________, Designated Officer
                            Fax:     ___________________]

   Address for Company: [_________________________
                            =========================
                            Attn.:   Mr/s. ______________, Designated Officer
                            Fax:     ___________________]

8. Termination

(a) This Agreement may be terminated by the Secured Party at any time upon receipt by the Bank of the Secured Party's written notice of termination issued substantially in the form of Exhibit C attached hereto and made a part hereof. This Agreement may be terminated by the Company only with the express prior written consent of the Secured Party and, in that case, the Secured Party and the Company shall jointly so notify the Bank in writing.

(b) This Agreement may be terminated by the Bank at any time on not less than thirty (30) calendar days' prior written notice given to each of the Company and the Secured Party. The Bank shall not be liable for the closure of any Lockbox or any Account by the Company or the remittance of any funds therein directly to, or on the instructions of, the Company prior to the implementation of the Notice by the Bank. The Company shall notify the Secured Party promptly of the Company's closure of any Lockbox or any Account.

(c) The Bank's rights to demand and receive reimbursement from the Company under
Section 3 above and the Company's indemnification of the Bank under Section 5 above shall survive termination of this Agreement. The Bank's right to demand reimbursement from the Secured Party under Section 3 above shall survive termination of this Agreement for a period of ninety (90) calendar days after the date of termination of this Agreement. The Bank's right to demand indemnification of the Bank from the Secured Party under Section 5 above shall survive termination of this Agreement for a period of one hundred eighty (180) calendar days after the date of termination of this Agreement.

(d) Upon termination of this Agreement, all funds thereafter on deposit or deposited in the Accounts and all Items Collateral thereafter received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the Company and the Bank.

9. Miscellaneous

(a) The Company shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank and the Secured Party. The Secured Party shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank. The Bank shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party and the Company, except that the Bank may transfer its rights and obligations under this Agreement to any direct or indirect depositary subsidiary of Wachovia Corporation or, in the event of a merger or acquisition of the Bank, to the Bank's successor depositary institution (which subsidiary or successor shall be a "bank" as defined in Section 9-102 of the [State] UCC).

(b) The law governing the perfection and priority of the Secured Party's security interest in the Account Collateral shall be the law of the State of [State; see Section 1(a)], which State shall also be the "jurisdiction" of the Bank within the meaning of Section 9-304 of the [State] UCC. The Accounts, Items Collateral, operation of the Accounts, and Deposit Agreement shall be governed by the Applicable UCC, Federal Regulations and Operating Circulars, ACH or other clearing house rules, and other applicable laws.

(c) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement. Delivery of an executed signature page counterpart to this Agreement via telecopier facsimile transmission shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof. This Agreement can be modified or amended only by written agreement of all of the parties hereto evidencing such modification or amendment.

(d) To the extent that any conflict may exist between the provisions of any other agreement between the Company and the Bank and the provisions of this Agreement, then this Agreement shall control. It is understood and agreed that nothing in this Agreement shall give the Secured Party any benefit or legal or equitable right, remedy or claim against the Bank under the Deposit Agreement.

10. Waiver of Jury Trial EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH ANOTHER PARTY SHALL BE A PARTY AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.

IN WITNESS WHEREOF, each of the parties by its respective duly authorized officer has executed and delivered this Agreement as of the day and year first written above.

    BANK:             ____________________________________________


                              By: _________________________________________
                              Name: ______________________________________
                              Title:   ______________________________________



 COMPANY:             _____________________________________________


                              By: __________________________________________
                              Name: ________________________________________
                              Title: _________________________________________



  SECURED PARTY:    WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent


      By: ___________________________________________  Name:
      -----------------------------------------
      Title: __________________________________________

                                    EXHIBIT A
                               ACCOUNTS OF COMPANY


Account Number    Related Lockbox    Account Name        State in Which
                   Number, if any,                       Account is Located

                                    EXHIBIT B

    [To be Issued on Letterhead of Wachovia Bank, National Association]

                                                             [Date]
[Bank's Address]

          NOTICE PURSUANT TO DEPOSIT ACCOUNT CONTROL AGREEMENT

Ladies and Gentlemen:

Pursuant to the Deposit Account Control Agreement (With Future Notification) among [_________________] (the "Company") you and us dated as of [_____ __, ___]
(the "Agreement"), a photocopy of which is attached hereto, this letter shall serve as the Notice as described in and contemplated by the Agreement. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.



You are hereby instructed not to permit any access to or disposition over the Account(s) or other Account Collateral by, and not to accept any instruction with regard to the Account(s) or other Account Collateral from, any person other than the Secured Party (or as otherwise provided in Section 6 of the Agreement).



None of the officers, agents or other representatives of the Company or any of its affiliates shall at any time hereafter be permitted to direct the disposition of funds in any Account, or to draw upon or otherwise exercise any authority or power with respect to any Lockbox, Account or Account Collateral related thereto.

                              Very truly yours,

                              WACHOVIA BANK, NATIONAL ASSOCIATION, as
                              administrative agent


                              By: _______________________________
                                 Name: _____________________________
                              Title: ______________________________

Attachment
cc: The Company

                                                EXHIBIT  C

   [To be Issued on Letterhead of Wachovia Bank, National Association]

                                                                      [Date]
[Bank's Address]


[THE COMPANY]
===================================
Attention: __________________________

   NOTICE OF TERMINATION OF DEPOSIT ACCOUNT CONTROL AGREEMENT

Ladies and Gentlemen:

We refer you to the Deposit Account Control Agreement (With Future Notification) among [_____________________] (the "Company"), you and us dated as of [_____
__], 2006 (the "Agreement"), a photocopy of which is attached hereto. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.

We hereby notify you that by this letter we are exercising our right under
Section 8(a) of the Agreement (subject to your rights as set forth in the Agreement) to terminate the Agreement in accordance with its terms. Accordingly the Agreement shall terminate at the close of the Bank's business [this day] [on ___________ __, 200_], subject to those undertakings that shall survive termination of the Agreement. Upon termination of the Agreement, all funds thereafter on deposit or deposited in the Account(s) and all Items Collateral received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the Company and the Bank.

               Very truly yours,

               WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent


               By __________________________
               Name: _______________________
               Title: ________________________

                                 EXHIBIT 1.1(d)

                                    [FORM OF]
                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT (this "Agreement"), dated as of [__________, ____], is by and among [_____________________, a ______________________] (the
"Subsidiary Guarantor"), Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), and Wachovia Bank, National Association, in its capacity as administrative agent (in such capacity, the "Administrative Agent") under that certain Credit Agreement, dated as of June 8, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"), by and among the Borrower, the certain Domestic Subsidiaries of the Borrower from time to time party thereto (collectively the "Guarantors"), the lenders and other financial institutions from time to time party thereto (the "Lenders") and the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

         The Subsidiary Guarantor is an Additional Credit Party, and, consequently, the Credit Parties are required by Section 5.10 of the Credit Agreement to cause the Subsidiary Guarantor to become a "Guarantor" thereunder.

         Accordingly, the Subsidiary Guarantor and the Borrower hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

         1. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to and a "Guarantor" under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including without limitation (a) all of the representations and warranties set forth in Article III of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, the Subsidiary Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Credit Party Obligations in accordance with Article X of the Credit Agreement.

         2. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of an "Obligor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this Paragraph 2, the Subsidiary Guarantor hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of the Subsidiary Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary Guarantor.

         3. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Credit Party Pledge Agreement, and shall have all the rights and obligations of a "Pledgor" thereunder as if it had executed the Credit Party Pledge Agreement. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Credit Party Pledge Agreement. Without limiting the generality of the foregoing terms of this Paragraph 3, the Subsidiary Guarantor hereby pledges and assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Subsidiary Guarantor in and to Pledged Capital Stock (as such term is defined in Section 2 of the Credit Party Pledge Agreement) and the other Pledged Collateral (as such term is defined in Section 2 of the Credit Party Pledge Agreement).

         4. The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Security Document and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement and the Security Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Security Documents) to reflect the information shown on the attached Schedule A.

         5. The Borrower confirms that the Credit Agreement is, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor the term "Credit Party Obligations," as used in the Credit Agreement, shall include all obligations of the Subsidiary Guarantor under the Credit Agreement and under each other Credit Document.

         6. Each of the Borrower and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement in order to effect the purposes of this Agreement.

         7. This Agreement (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

         8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The terms of Sections 9.13 and 9.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the Borrower and the Subsidiary Guarantor has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

SUBSIDIARY GUARANTOR:      [SUBSIDIARY GUARANTOR]

                 By:
                    --------------------------------------------------
                 Name:
                      ------------------------------------------------
                 Title:
                       -----------------------------------------------



BORROWER:        RIVIERA HOLDINGS CORPORATION,
                 a Nevada corporation

                 By:
                    -----------------------------------------
                 Name:
                      ---------------------------------------
                 Title:
                       --------------------------------------



Acknowledged, accepted and agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,
  as Administrative Agent

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                   Schedule A

              Schedules to Credit Agreement and Security Documents


                          [TO BE COMPLETED BY BORROWER]

                                 EXHIBIT 1.1(e)

                                    [FORM OF]
                               NOTICE OF BORROWING

TO:  Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic
                                             --------
    Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time
    to  time  party  thereto  (the  "Lenders"),   and  Wachovia  Bank,  National
                                      -------
     Association,   as Administrative  Agent for  Lenders  (as  amended,
     modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not
               -----------------
    otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE     :        [Date]

------------------------------------------------------------------------------

         Pursuant to Section 2.1(b)(i), 2.2, and/or 2.4(b)(i) of the Credit Agreement, the Borrower hereby requests the following (the "Proposed Borrowing"):

[Term Loan be made as follows:](1)
 ----------------------------

------------- ----------- ---------------------- ------------------------------
                                  Interest                  Interest
                                   Rate                     Period
               Amount      (Alternate Base Rate/ (one, two, three or six months
Date                          LIBOR Rate) (2)        -- for LIBOR Rate only)(2)
------------- ----------- ---------------------- ------------------------------
Closing Date  $[_____]
------------------- ----------- ---------------------- ------------------------

Revolving Loans be made as follows:

------- -------- ---------------------- -------------------------------------
                        Interest                   Interest
                          Rate                      Period
  Date   Amount  (Alternate Base Rate/  (one, two, three or six months
                      LIBOR Rate)          -- for LIBOR Rate only)
------- -------- ---------------------- -------------------------------------

------- -------- ---------------------- -------------------------------------

------- -------- ---------------------- -------------------------------------

------- -------- ---------------------- -------------------------------------

         NOTE: REVOLVING LOAN BORROWINGS THAT ARE (A) ALTERNATE BASE RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $500,000 IN EXCESS THEREOF AND (B) LIBOR RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $5,000,000 AND IN INTEGRAL MULTIPLES OF $1,000,000 IN EXCESS THEREOF.

Swingline Loans to be made on [date] as follows:

         Swingline Loans requested:

                  (1)      Total Amount of Swingline Loans   $
                                                              ----------------

 NOTE: SWINGLINE LOAN BORROWINGS MUST BE IN MINIMUM AMOUNTS OF $500,000 AND IN INTEGRAL AMOUNTS OF $100,000 IN EXCESS THEREOF.

         The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

                  (a) The representations and warranties made by the Credit Parties in the Credit Agreement, in the Security Documents or which are contained in any certificate furnished at any time under or in connection with the Credit Agreement shall be true and correct on and as of the date of the Proposed Borrowing as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

                  (b) No Default or Event of Default shall have occurred and be continuing on the date of the Proposed Borrowing or after giving effect to the Proposed Borrowing unless such Default or Event of Default shall have been waived in accordance with the Credit Agreement.

                  (c) Immediately after giving effect to the making of the Proposed Borrowing (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect (ii) the outstanding LOC Obligations shall not exceed the LOC Committed Amount, and (iii) the outstanding Swingline Loans shall not exceed the Swingline Committed Amount.

                  (d) If a Revolving Loan is requested, all conditions set forth in Section 2.1 of the Credit Agreement have been satisfied.

                  (e) If an Additional Term Loan is requested, all conditions set forth in Section 2.2 of the Credit Agreement have been satisfied.

                  (f) If the issuance of a Letter of Credit is requested, all conditions set forth in Section 2.3 of the Credit Agreement have been satisfied.

                  (g) If a Swingline Loan is requested, all conditions set forth in Section 2.4 of the Credit Agreement have been satisfied.

         This Notice of Borrowing may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            RIVIERA HOLDINGS CORPORATION,
            a Nevada corporation

            By:
               -----------------------------------------
            Name:
                 ---------------------------------------
            Title:
                  --------------------------------------

                                 EXHIBIT 1.1(f)

                                    [FORM OF]
                         NOTICE OF CONVERSION/EXTENSION

TO:  Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic
                                             --------
    Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time
    to  time  party  thereto  (the  "Lenders"),   and  Wachovia  Bank,  National
                                      -------
     Association,   as Administrative  Agent for  Lenders  (as  amended,
     modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not
               -----------------
    otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE     :        [Date]

-------------------------------------------------------------------------------

         Pursuant to Section 2.9 of the Credit Agreement, the Borrower hereby requests ____ conversion or ____ extension of the following Loans be made as follows (the "Proposed Conversion/Extension"):

--------------- --------------------- ----- ------------- -------------------------- ------------------------------
                  Current Interest                           Requested Interest           Requested Interest
                   Rate and Interest        Amount to be              Rate                        Period
Applicable Loan        Period         Date  converted/    (Alternate Base Rate/LIBOR (one, two, three or six months
                                            extended               Rate)                -- for LIBOR Rate only)
--------------- --------------------- ----- ------------- -------------------------- ------------------------------

--------------- --------------------- ----- -------------- ------------------------- ------------------------------

--------------- --------------------- ----- ------------- -------------------------- ------------------------------

--------------- --------------------- ----- ------------- -------------------------- ------------------------------

         NOTE: PARTIAL CONVERSIONS THAT ARE (A) ALTERNATE BASE RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $500,000 IN EXCESS THEREOF AND (B) LIBOR RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $5,000,000 AND IN INTEGRAL MULTIPLES OF $1,000,000 IN EXCESS THEREOF.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         The undersigned hereby certifies that no Default or Event of Default has occurred and is continuing or would result from such Proposed
Conversion/Extension or from the application of the proceeds thereof unless such Default or Event of Default shall have been waived in accordance with the Credit Agreement.

         This Notice of Conversion/Extension may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CHAR1\989822v3




                      RIVIERA HOLDINGS CORPORATION,
                      a Nevada corporation

                      By:
                         -----------------------------------------
                      Name:
                           ---------------------------------------
                      Title:
                            --------------------------------------

CHAR1\989822v3
CHAR1\989822v3
                                 EXHIBIT 1.1(g)

                                    [FORM OF]
                      SECURITIES ACCOUNT CONTROL AGREEMENT


         THIS SECURITIES ACCOUNT CONTROL AGREEMENT (as amended, modified, extended, restated, replaced, or supplemented from time to time, this "Agreement"), dated as of [Date], is entered into by and among [CREDIT PARTY NAME] (the "Pledgor"), [SECURITIES INTERMEDIARY] (the "Intermediary") and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Lenders party to the Credit Agreement described below (in such capacity, the "Administrative Agent").

                                 R E C I T A L S

         WHEREAS, pursuant to that certain Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time to time party thereto (the "Lenders"), and the Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"), the Lenders have agreed to make loans and to issue and/or acquire participation interests in letters of credit upon the terms and subject to the conditions set forth therein;

         WHEREAS, pursuant to that certain Security Agreement, dated as of June 8, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Security Agreement"), among the Borrower, the Guarantors and the Administrative Agent, the Pledgor has granted a security interest to the Administrative Agent, for the benefit of the Secured Parties, in all of its right, title, interest and control in, to and over that certain securities account number [_____________] maintained by the Pledgor with the Intermediary and all Financial Assets contained in such account (collectively, the "Account"), as well as all documents executed and delivered in connection therewith, to secure its obligations under the Credit Agreement; and

         WHEREAS, the parties hereto are entering into this Agreement to provide the Administrative Agent with Control (as defined in the UCC referred to below) of the Account and to perfect the security interests of the Administrative Agent in the Account.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                A G R E E M E N T

         1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. Further, the following capitalized terms used herein shall have the meanings set forth in the Uniform Commercial Code of the State of [New York] as in effect from time to time (the "UCC"): Control, Entitlement Order and Financial Asset.

         2. Account. The Intermediary hereby represents and warrants to the Administrative Agent that (a) the Account has been established in the name of the Pledgor as recited above, (b) subject to the terms of Section 4 below, the Pledgor is entitled to control of the Account and to direct the Intermediary in the management and distribution of the contents thereof and (c) except for the claims and interest of the Administrative Agent and the Pledgor in the Account, the Intermediary does not know of any claim to or interest in the Account. All parties hereto agree that all property held by the Intermediary in the Account will be treated as Financial Assets under Article 8 of the UCC.

         3. Priority of Lien. The Intermediary hereby acknowledges the security interests granted to the Administrative Agent, for the benefit of the Lenders, by the Pledgor in the Account. The Intermediary hereby subordinates all liens, encumbrances, claims and rights of setoff it may have against the Account or any Financial Asset carried in the Account or any funds in the Account and agrees that it will not enforce any lien, encumbrance, claim or right against the Account or any funds or Financial Assets carried in the Account until this Agreement has been terminated as provided herein; provided, however, that the Intermediary may set off all reasonable amounts due and payable to the Intermediary in respect of its ordinary course of business account fees (including, without limitation, its ordinary transaction fees) and expenses for the maintenance and operation of the Account. Without the prior written consent of the Administrative Agent and the Pledgor, the Intermediary will not execute and deliver, or otherwise become bound by, any agreement (i.e., a control agreement) under which the Intermediary agrees with any third party that the Intermediary will comply with any directions to transfer or redeem all or any portion of the Financial Assets or funds in the Account originated by such third party.

         4. Control. The Intermediary will comply with Entitlement Orders or instructions originated by the Administrative Agent concerning the Account without further consent by the Pledgor or any other person (including, without limitation, any request by the Administrative Agent to pay over to the Administrative Agent the entire amount and any other Financial Assets in the Account to the Administrative Agent notwithstanding any objection raised by the Pledgor). The Pledgor agrees to indemnify the Intermediary and hold the Intermediary harmless from any claim or liability it may incur by having acted in accordance with a Notice (as defined below) or instructions given by the Administrative Agent pursuant to an Entitlement Order, except to the extent that such claims or liabilities arise from the Intermediary's gross negligence or willful misconduct. The Intermediary and the Pledgor agree that, notwithstanding any agreement, written or otherwise, to the contrary, upon receipt of written notice by the Intermediary from the Administrative Agent in the form attached hereto as Exhibit A (a "Notice") of the occurrence and continuation of an Event of Default under the terms of the Credit Agreement, (a) the Intermediary shall neither accept nor comply with any Entitlement Order or instructions from the Pledgor withdrawing or redeeming any assets from the Account nor deliver any such assets to the Pledgor nor pay any free funds or other amount owing from the Intermediary to the Pledgor with respect to the Account without the specific prior written consent of the Administrative Agent and (b) the Intermediary shall thereafter comply with any Entitlement Order or instructions from the Administrative Agent directing disposition of the Financial Assets or funds in the Account without further consent of the Pledgor or any other person. The Administrative Agent agrees that until the Intermediary receives a Notice, such Intermediary may comply with any Entitlement Order or instructions from the Pledgor with respect to the Account without receiving the consent of the Administrative Agent. Furthermore, the Intermediary agrees to note the Administrative Agent's security interests in the Account on its books and records.

         5. Statements, Confirmations and Notices of Adverse Claims. Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or against any Financial Asset or funds carried therein (other than any lien in favor of the Administrative Agent), the Intermediary will promptly notify the Administrative Agent and the Pledgor thereof in writing at the addresses set forth on Schedule A attached hereto.

         6. Limited Responsibility of the Intermediary. The Intermediary shall have no responsibility or liability to the Administrative Agent with respect to the value of the Account or any asset held therein or any responsibility to limit, restrict or otherwise monitor the withdrawal of assets from the Account by the Pledgor unless and until a Notice has been received by the Intermediary in the manner specified herein. The Intermediary shall have no duty to investigate or make any determination as to whether a default or an event of default exists under any agreement between the Pledgor and the Administrative Agent. This Agreement does not create any obligation or duty of the Intermediary other than those expressly set forth herein. The Intermediary may rely on notices and communications which do not conflict with the terms hereof that it reasonably believes are given by the appropriate party.

         7. Conflict. The Account shall be governed by the account agreement between the Pledgor and the Intermediary. In the event of a conflict between this Agreement and such account agreement or any other agreement between the Intermediary and the Pledgor, the terms of this Agreement shall prevail. Regardless of any provision in any such other agreement relating to the law governing the Account, the parties hereto agree that the establishment and maintenance of the Account, and all interests, duties and obligations with respect thereto, shall be governed by the law of the State of [New York].

         8. Termination. The rights and powers granted herein to the Administrative Agent (a) have been granted in order to perfect the Administrative Agent's security interests in the Account, (b) are powers coupled with an interest and (c) will neither be affected by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Intermediary hereunder shall continue in effect until (i) the Administrative Agent has notified the Intermediary in writing that this Agreement is to be terminated or (ii) the Intermediary provides the Administrative Agent with sixty (60) days prior written notice that this Agreement is to be terminated.

         9. Entire Agreement. This Agreement, any schedules or exhibits hereto and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof.

         10. Amendments. No amendment, modification or, except as otherwise specified in Section 8 above, termination of this Agreement, nor any assignment of any rights hereunder, shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

         11. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set forth on Schedule A hereto, (c) the Business Day following the day on which the same has been delivered prepaid (or subject to an invoice arrangement) to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule A attached hereto, or at such other address as such party may specify by written notice to the other parties hereto. For the purposes of this Agreement, the term "Business Day" shall mean any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in [New York, New York] [or] [Charlotte, North Carolina].

         13. Counterparts. This Agreement may be executed (a) in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) by facsimile signature, which shall be deemed for all purposes to be an original signature.

         14. Governing Law. This Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with the laws of the State of [New York]. Regardless of any provision in any other agreement, for purposes of the UCC, [New York] shall be the Intermediary's jurisdiction for purposes of Section 8-110 of the UCC.

         15. Consent to Jurisdiction. All judicial proceedings brought against any party hereto with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of [New York], and, by execution and delivery of this Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available.

         16. Waiver of Jury Trial and Consequential Damages. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. Each of the parties hereto agrees not to assert any claim against any other party to this Agreement or any their respective directors, officers, employees, attorneys, Affiliates or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                            CONTROL AGREEMENT
         IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized officer of each of the parties set forth below.


PLEDGOR:                            [CREDIT PARTY NAME]
-------


                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

CHAR1\989822v3
ADMINISTRATIVE
AGENT:                              WACHOVIA BANK, NATIONAL ASSOCIATION,
-----
                             as Administrative Agent


                        By:
                           --------------------------------------------------
                        Name:
                                 --------------------------------------------
                        Title:
                              -----------------------------------------------

INTERMEDIARY:                 [INTERMEDIARY]
------------

                        By:
                           --------------------------------------------------
                        Name:
                                 --------------------------------------------
                        Title:
                              -----------------------------------------------

                                   SCHEDULE A
                                     Notices

Pledgor

[Credit Party Name]
[ -----------------------

Attn:
     -------------------------------
Telephone:
          --------------------------
Telecopy:                            ]
         --------------------------- -

[TO BE COMPLETED BY BORROWER]



Administrative Agent


Wachovia Bank, National Association, as Administrative Agent
Charlotte Plaza
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680
Attention: Syndication Agency Services
Telephone:  (704) 374-2698
Facsimile:  (704) 383-0288



Intermediary

                                 [Intermediary]
[

Attn:
     -------------------------------
Telephone:
          --------------------------
Telecopy:                            ]
         ---------------------------

[TO BE COMPLETED BY INTERMEDIARY]

CHAR1\989822v3
CHAR1\989822v3

                                    EXHIBIT A

                                 Form of Notice



                                     [Date]


[Intermediary]


Attn:
     -------------------------------

[TO BE COMPLETED BY INTERMEDIARY]


                  Re:      Notice of Event of Default

Ladies and Gentlemen:

         As referenced in the Account Control Agreement, dated as of [Month] [Day], [Year], among [Credit Party Name], as Pledgor, Wachovia Bank, National Association, as Administrative Agent, and [Intermediary], a copy of which is attached (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Control Agreement"; all terms used but not defined herein shall have the meanings ascribed to such terms in the Control Agreement), we hereby give you notice of the occurrence and continuation of an Event of Default under the terms of the Credit Agreement. You are hereby instructed not to accept or comply with any direction, instructions or Entitlement Orders from the Pledgor with respect to the Account without our specific prior written consent. In addition, pursuant to the terms of the Control Agreement, hereafter you shall comply with any Entitlement Orders or instructions from the Administrative Agent directing disposition of the Financial Assets or funds in the Account without further consent of the Pledgor.



                   Very truly yours,

                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                   as Administrative Agent


                   By:
                      --------------------------------------------------
                   Name:
                            --------------------------------------------
                   Title:
                         -----------------------------------------------

                                 EXHIBIT 2.1(a)

                                    [FORM OF]
                            FUNDING INDEMNITY LETTER
TO:  Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic
                                             --------
    Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time
    to  time  party  thereto  (the  "Lenders"),   and  Wachovia  Bank,  National
                                      -------
     Association,   as Administrative  Agent for  Lenders  (as  amended,
     modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not
               -----------------
    otherwise defined shall have the meanings set forth in the Credit Agreement)


DATE     :        [Date]

------------------------------------------------------------------------------

         This letter is delivered in anticipation of the closing of the above-referenced Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the most recent draft of the Credit Agreement circulated to the Borrower and the Lenders.

         The Borrower anticipates that all conditions precedent to the effectiveness of the Credit Agreement will be satisfied on [Date] (the "Effective Date"). The Borrower wishes to borrow the [initial Revolving Loans and the Term Loan], described in the Notice of Borrowing delivered in connection with this letter agreement, on the Effective Date as LIBOR Rate Loans (the "Effective Date LIBOR Rate Loans"). In order to induce the Lenders to accept this request prior to the Effective Date, the Borrower hereby agrees, upon the written demand of any Lender, to compensate each such Lender for and hold each such Lender harmless from any loss, cost or expense such Lender may sustain from any failure by the Borrower to borrow the Effective Date LIBOR Rate Loans on the Effective Date, whether as a result of the failure of the Credit Agreement to become effective on the Effective Date or otherwise, including, without limitation, any loss or expense which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to fund the Effective Date LIBOR Rate Loans.

         The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         For purposes of calculating amounts payable by the Borrower to the Lenders under this letter agreement, each Lender may deem that it funded each LIBOR Rate Loan made by it at the LIBOR Rate for such LIBOR Rate Loan by a matching deposit or other borrowing in the applicable offshore Dollar interbank market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan was in fact so funded.

         This letter agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York. This letter may
(a) be executed in any number of counterparts by the different signatories hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same letter and (b) upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                          RIVIERA HOLDINGS CORPORATION,
                  a Nevada corporation

                  By:
                     -----------------------------------------
                  Name:
                       ---------------------------------------
                  Title:
                        --------------------------------------

                                 EXHIBIT 2.1(e)

                                    [FORM OF]
                                 REVOLVING NOTE

[Date]

         FOR VALUE RECEIVED, the undersigned, RIVIERA HOLDINGS CORPORATION, a Nevada corporation (the "Borrower") hereby unconditionally promises to pay, on the Revolver Maturity Date (as defined in the Credit Agreement referred to below), to [___________] or its registered assigns (the "Lender"), at the office of Wachovia Bank, National Association, located at Charlotte Plaza, 201 South College Street, CP-8, Charlotte, North Carolina 28288-0680, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

         The holder of this Revolving Note is authorized to endorse the date and amount of each Revolving Loan made pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule A annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed (absent error); provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Revolving Note.

         This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of June 8, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"), by and among the Borrower, the certain Domestic Subsidiaries of the Borrower from time to time party thereto (collectively the "Guarantors"), the lenders and other financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association, as administrative agent for the Lenders (the "Administrative Agent"), and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

         All parties now and hereafter liable with respect to this Revolving Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This Revolving Note may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          RIVIERA HOLDINGS CORPORATION,
                           a Nevada corporation

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                                   Schedule A

                         Loans and Payments of Principal

                                                     Principal
        Amount   Type                                   Paid
          of      of    Interest  Interest  Maturity     or   Principal Notation
 Date    Loan    Loan(1) Rate     Period    Date     Converted Balance   Made By
 ----    ----    ----    -----    ------    -----    --------- -------   -------

====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======

                                 EXHIBIT 2.2(d)

                                    [FORM OF]
                                 TERM LOAN NOTE

[Date]

         FOR VALUE RECEIVED, the undersigned, RIVIERA HOLDINGS CORPORATION, a Nevada corporation (the "Borrower") hereby unconditionally promises to pay, on the Term Loan Maturity Date (as defined in the Credit Agreement referred to below), to [_____________]or its registered assigns (the "Lender") at the office of Wachovia Bank, National Association, located at Charlotte Plaza, 201 South College Street, CP-8, Charlotte, North Carolina 28288-0680, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of the Term Loan made by the Lender to the undersigned pursuant to Section 2.2 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

         The holder of this Term Loan Note is authorized to endorse the date and amount of each payment of principal and interest with respect to the Term Loan evidenced by this Term Loan Note and the portion thereof that constitutes a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule A annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed (absent error); provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Term Loan Note.

         This Term Loan Note is one of the Term Loan Notes referred to in the Credit Agreement, dated as of June 8, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"), by and among the Borrower, the certain Domestic Subsidiaries of the Borrower from time to time party thereto (collectively the "Guarantors"), the lenders and other financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association, as administrative agent for the Lenders (the "Administrative Agent"), and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Loan Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Term Loan Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

         All parties now and hereafter liable with respect to this Term Loan Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This Term Loan Note may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

         THIS TERM LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          RIVIERA HOLDINGS CORPORATION,
                                            a Nevada corporation

 By:
    -----------------------------------------
 Name:
      ---------------------------------------
 Title:
       --------------------------------------

                                   Schedule A

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                     Principal
        Amount   Type                                   Paid
          of      of    Interest  Interest  Maturity     or   Principal Notation
 Date    Loan    Loan(1) Rate     Period    Date     Converted Balance   Made By
 ----    ----    ----    -----    ------    -----    --------- -------   -------

====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======

                                 EXHIBIT 2.4(d)

                                    [FORM OF]
                                 SWINGLINE NOTE

[Date]

         FOR VALUE RECEIVED, the undersigned, RIVIERA HOLDINGS CORPORATION, a Nevada corporation (the "Borrower"), hereby unconditionally promises to pay on the Revolver Maturity Date (as defined in the Credit Agreement referred to below), to the order of [_____] (the "Swingline Lender") at the office of Wachovia Bank, National Association, located at Charlotte Plaza, 201 South College Street, CP-8, Charlotte, North Carolina 28288-0680, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the undersigned pursuant to Section 2.4 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

         The holder of this Swingline Note is authorized to endorse the date and amount of each Swingline Loan pursuant to Section 2.4 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as an Alternate Base Rate Loan or otherwise on Schedule A annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed (absent error); provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Swingline Note.

         This Swingline Note is the Swingline Note referred to in the Credit Agreement, dated as of June 8, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"), by and among the Borrower, the certain Domestic Subsidiaries of the Borrower from time to time party thereto (collectively the "Guarantors"), the lenders and other financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association, as administrative agent for the Lenders (the "Administrative Agent"), and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Swingline Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Swingline Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

         All parties now and hereafter liable with respect to this Swingline Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This Swingline may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

         THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                    RIVIERA HOLDINGS CORPORATION,
                    a Nevada corporation

                    By:
                       -----------------------------------------
                    Name:
                         ---------------------------------------
                    Title:
                          --------------------------------------

CHAR1\989822v3
                                   Schedule A

                         Loans and Payments of Principal

                                                     Principal
        Amount   Type                                   Paid
          of      of    Interest  Interest  Maturity     or   Principal Notation
 Date    Loan    Loan(1) Rate     Period    Date     Converted Balance   Made By
 ----    ----    ----    -----    ------    -----    --------- -------   -------

====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======
====== =======  ====== ========== ========= ========  ======== ========= =======

                                 EXHIBIT 4.1(a)

                                    [FORM OF]
                                 LENDER CONSENT

TO:  Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic
                                             --------
    Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time
    to  time  party  thereto  (the  "Lenders"),   and  Wachovia  Bank,  National
                                      -------
     Association,   as Administrative  Agent for  Lenders  (as  amended,
     modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not
               -----------------
    otherwise defined shall have the meanings set forth in the Credit Agreement)


DATE:             [Date]

-------------------------------------------------------------------------------

         This Consent is given pursuant to the Credit Agreement referenced above. The undersigned hereby (i) approves the Credit Agreement, (ii) authorizes and appoints the Administrative Agent as its agent in accordance with the terms of Article VIII of the Credit Agreement and (iii) authorizes the Administrative Agent to execute and deliver the Credit Agreement on its behalf and, by its execution below, the undersigned agrees to be bound as a Lender by the terms and conditions of the Credit Agreement as if the undersigned had directly executed and delivered a signature page to the Credit Agreement. By becoming a Lender under the Credit Agreement pursuant to this Consent, the undersigned agrees to make Extensions of Credit to the Borrower up to the amount of its Commitments in accordance with the terms of the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         Delivery of this Consent by telecopy shall be effective as an original.

         A duly authorized officer of the undersigned has executed this Consent as of the ___ day of _____, _____.


                                     ------------------------------,
                                     as a Lender


                                     By:      ______________________________
                                     Name:  ______________________________
                                     Title:   ______________________________

                                 EXHIBIT 4.1(b)

                                    [FORM OF]
                              OFFICER'S CERTIFICATE

                                 [CREDIT PARTY]

         Pursuant to Section 4.1(b) of the Credit Agreement, dated as of June 8, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic Subsidiaries of the Borrower from time to time party thereto (collectively the "Guarantors"), the lenders and other financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association, as administrative agent for the Lenders (the "Administrative Agent"), the undersigned [____________] of [CREDIT PARTY] (the "Company") hereby certifies as follows:

         1. Attached hereto as Exhibit A is a true and complete copy of the [articles of incorporation] [certificate of formation] [certificate of limited partnership] of the Company and all amendments thereto as in effect on the date hereof certified as a recent date by the appropriate Governmental Authorities of the state of [incorporation] [organization] of the Company.

         2. Attached hereto as Exhibit B is a true and complete copy of the [bylaws] [operating agreement] [partnership agreement] of the Company and all amendments thereto as in effect on the date hereof.

         3. Attached hereto as Exhibit C is a true and complete copy of resolutions duly adopted by the [board of directors] [members] [managers] [partners] of the Company on ___________ ____. Such resolutions have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof, and such resolutions are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

         4. Attached hereto as Exhibit D is a true and complete copy of the certificates of good standing, existence or its equivalent of the Company certified as a recent date by the appropriate Governmental Authorities of the state of [incorporation] [organization] of the Company and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

         5. The following persons are the duly elected and qualified officers of the Company, holding the offices indicated next to the names below on the date hereof, and the signatures appearing opposite the names of the officers below are their true and genuine signatures, and each of such officers is duly authorized to execute and deliver on behalf of the Company, the Credit Agreement, the Notes and the other Credit Documents to be issued pursuant thereto:

----------- ----------- ---------------------------------------------------
    Name       Office                       Signature
----------- ----------- ---------------------------------------------------

----------- ----------- ---------------------------------------------------

----------- ----------- ---------------------------------------------------

----------- ----------- ---------------------------------------------------

---------------------------------
         This Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, I hereunder subscribe my name effective as of the ____ day of ________, ____.


                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------



         I, _______________________, the _______________________ of the Company,
hereby certify that ____________________ is the duly elected and qualified _______________________ of the Company and that his/her true and genuine signature is set forth above.


                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                                 EXHIBIT 4.1(d)

                                    [FORM OF]
                                 LANDLORD WAIVER


Drawn by and return to:
Moore & Van Allen, PLLC
Suite 4700
100 North Tryon Street
Charlotte, North Carolina 28202-4003

         THIS LANDLORD LIEN WAIVER AGREEMENT (this "Agreement") is entered as of this [____] day of [___________, 20__] by and between [______________________], a [_________________] ("Landlord"), the owner of certain real property, buildings and improvements located in [_______________], and Wachovia Bank, National Association, in its capacity as administrative agent (the "Administrative Agent") for itself and the other lenders (the "Lenders") providing certain credit facilities pursuant to (i) that certain Credit Agreement, dated on or about June 8, 2007 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), certain domestic subsidiaries of the Borrower from time to time party thereto (the "Guarantors" and together with the Borrower, the "Credit Parties"), the lenders and other financial institutions from time to time party thereto, and the Administrative Agent.

                                    Recitals:

         A. The Lenders have agreed to provide the Borrower with credit facilities (the "Credit Facilities") under the terms and conditions of the Credit Agreement, which credit facilities are guaranteed by the Guarantors. The Credit Parties have secured the repayment of the Credit Facilities and any Secured Hedging Agreement (as defined in the Credit Agreement) inter alia by granting the Administrative Agent, for the ratable benefit of the Lenders and any Hedging Agreement Provider (as defined in the Credit Agreement), a security interest in all of the Credit Parties' personal property, whether now owned or hereafter acquired, including all proceeds of any of the foregoing (collectively, the "Collateral").

         B. Whereas Landlord is the lessor under the lease described in Exhibit A attached hereto (the "Lease") with [_________________] (the "Tenant") as lessee pursuant to which Landlord has leased certain premises to Tenant located at [____________________] (the "Premises").

         C. As a condition to extending the Credit Facilities, the Lenders and the Administrative Agent have requested that the Credit Parties obtain, and cause the Landlord to provide, a waiver and subordination, pursuant to the terms of this Agreement, of all of its rights against any of the Collateral for so long as the Credit Facilities and the commitments to make the Credit Facilities remain outstanding.

         NOW, THEREFORE, in consideration of the foregoing, and the mutual benefits accruing to the Administrative Agent and Landlord as a result of the credit facilities provided by the Lenders pursuant to the Credit Agreement, the sufficiency and receipt of such consideration being hereby acknowledged, the parties hereto agree as follows:

         1. Landlord hereby subordinates in favor of the Administrative Agent, each and every party now or hereafter participating as a Lender under the Credit Agreement and each Hedging Agreement Provider, any and all rights or interests that Landlord, or its successors and assigns, may now or hereafter have in or to the Collateral, including, without limitation, any lien, claim, charge or encumbrance of any kind or nature, arising by statute, contract, common law or otherwise.

         2. Landlord hereby agrees that the liens and security interests existing in favor of the Administrative Agent, for the ratable benefit of each and every party now or hereafter participating as a Lender under the Credit Agreement and each Hedging Agreement Provider, shall be prior and superior to
(i) any and all rights of distraint, levy, and execution which Landlord may now or hereafter have against the Collateral, (ii) any and all liens and security interests which Landlord may now or hereafter have on and in the Collateral, and
(iii) any and all other rights, demands and claims of every nature whatsoever which Landlord may now or hereafter have on or against the Collateral for any reason whatsoever, including, without limitation, rent, storage charge, or similar expense, cost or sum due or to become due Landlord by Tenant under the provisions of any lease, storage agreement or otherwise, and Landlord hereby subordinates all of its foregoing rights and interests in the Collateral to the security interest of the Administrative Agent in the Collateral. Landlord deems the Collateral to be personal property, not fixtures.

         3. Upon the advance written notice from the Administrative Agent that an event of default has occurred and is continuing under the Credit Agreement, Landlord agrees that the Administrative Agent or its delegates or assigns may enter upon the Premises at any time or times, during normal business hours, to inspect or remove the Collateral, or any part thereof, from the Premises, without charge, either prior to or subsequent to the termination of the Lease, provided that in any event such removal shall occur no later than forty-five
(45) days after the termination of the Lease. The Administrative Agent shall repair or pay reasonable compensation to Landlord for damage, if any, to the Premises caused by the removal of the Collateral. In addition to the above removal rights, the Landlord will permit the Administrative Agent to remain on the Premises for forty-five (45) days after the Administrative Agent gives the Landlord notice of its intention to do so and to take such action as the Administrative Agent deems necessary or appropriate in order to liquidate the Collateral, provided that the Administrative Agent shall pay to the Landlord the basic rent due under the Lease pro-rated on a per diem basis determined on a 30-day month (provided, that such rent shall exclude any rent adjustments, indemnity payments or similar amounts payable under the Lease for default, holdover status or similar charges).

         4. Landlord represents and warrants: (a) that it has not assigned its claims for payment, if any, nor its right to perfect or assert a lien of any kind whatsoever against Tenant's Collateral; (b) that it has the right, power and authority to execute this Agreement; (c) that it holds legal title to the Premises; (d) that it is not aware of any breach or default by the Tenant of its obligations under the Lease with respect to the Premises; and (e) the Lease, together with all assignments, modifications, supplementations and amendments set forth in Exhibit A, represents, as of the date hereof, the entire agreement between the parties with respect to the lease of the Premises. Landlord further agrees to provide the Administrative Agent with prompt written notice in the event that Landlord sells the Premises or any portion thereof.

         5. The Landlord shall send to the Administrative Agent (in the manner provided herein) a copy of any notice or statement sent to the Tenant by the Landlord asserting a default under the Lease. Such copy shall be sent to the Administrative Agent at the same time such notice or statement is sent to the Tenant. Notices shall be sent to the Administrative Agent by prepaid, registered or certified mail, addressed to the Administrative Agent at the following address, or such other address as the Administrative Agent shall designate to the Landlord in writing:

                    Wachovia Bank, National Association, as Administrative Agent 201 South College Street, CP8
                    Charlotte, North Carolina 28288-0680
                    Attention: Syndication Agency Services

         6. The Landlord shall not terminate the Lease or pursue any other right or remedy under the Lease by reason of any default of the Tenant under the Lease, until the Landlord shall have given a copy of such written notice to the Administrative Agent as provided above and, in the event any such default is not cured by the Tenant within any time period provided for under the terms and conditions of the Lease, the Landlord will allow the Administrative Agent (a) thirty (30) days from the expiration of the Tenant's cure period under the Lease within which the Administrative Agent shall have the right, but shall not be obligated, to remedy such act, omission or other default and Landlord will accept such performance by the Administrative Agent and (b) up to an additional sixty (60) days to occupy the Premises; provided that during such period of occupation the Administrative Agent shall pay to the Landlord the basic rent due under the Lease pro-rated on a per diem basis determined on a thirty (30) day month (provided that such rent shall exclude any rent adjustments, indemnity payments or similar amounts payable under the Lease for default, holdover or similar charge).

         7. The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the Premises of the existence of this Agreement. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

         8. This Agreement shall continue in effect during the term of the Credit Agreement, and any extensions, renewals or modifications thereof and any substitutions therefor, shall be binding upon the successors, assigns and transferees of Landlord, and shall inure to the benefit of the transferees of Landlord, and shall inure to the benefit of the Administrative Agent, each Lender, each Hedging Agreement Provider and their respective successors and assigns. Landlord hereby waives notice of the Administrative Agent's acceptance of and reliance on this Agreement.

         9. This Agreement (a) may be executed and delivered in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

         10. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the state of New York. All judicial proceedings brought by the Landlord, the Administrative Agent or the Tenant with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and, by execution and delivery of this Agreement, each of the Landlord, Administrative Agent and the Tenant accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available.

         11. This Agreement represents the agreement of the Landlord, Administrative Agent and the Tenant with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Landlord, Administrative Agent and the Tenant relative to the subject matter hereof not expressly set forth or referred to herein.

         12. This Agreement may not be amended, modified or waived except by a written amendment or instrument signed by each of the Landlord, the Administrative Agent and the Tenant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Landlord and the Administrative Agent have each caused this Agreement to be duly executed by their respective authorized representatives as of the date first above written.


                   WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders

                   By:
                      -----------------------------------------
                   Name:
                        ---------------------------------------
                   Title:
                         --------------------------------------


                   [LANDLORD]____________________________,

                   By:
                      -----------------------------------------
                   Name:
                        ---------------------------------------
                   Title:
                         --------------------------------------



Acknowledged and Agreed:

________________________________, as Tenant

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                    Exhibit A

                                      Lease

                                 EXHIBIT 4.1(g)

                                    [FORM OF]
                              SOLVENCY CERTIFICATE

TO:  Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic
                                             --------
    Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time
    to  time  party  thereto  (the  "Lenders"),   and  Wachovia  Bank,  National
                                      -------
     Association,   as Administrative  Agent for  Lenders  (as  amended,
     modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not
               -----------------
    otherwise defined shall have the meanings set forth in the Credit Agreement)


DATE     :        [Date]

-------------------------------------------------------------------------------

         The undersigned [chief financial officer] of Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), is familiar with the properties, businesses, assets and liabilities of the Credit Parties and is duly authorized to execute this certificate on behalf of the Borrower and the Credit Parties.

         The undersigned certifies that he has made such investigation and inquiries as to the financial condition of the Credit Parties as the undersigned deems necessary and prudent for the purpose of providing this Certificate. The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Certificate in connection with the making of Loans and other Extensions of Credit under the Credit Agreement.

         The undersigned certifies that the financial information, projections and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

         BASED ON THE FOREGOING, the undersigned certifies that, both before and after giving effect to the Transactions:

                  (a) Each of the Credit Parties is solvent and is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business.

                  (b) The fair saleable value of each Credit Party's assets, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to the Credit Agreement.

                  (c) None of the Credit Parties has unreasonably small capital in relation to the business in which it is or proposed to be engaged.

                  (d) None of the Credit Parties has incurred, or believes that it will incur debts beyond its ability to pay such debts as they become due.

                  (e) In executing the Credit Documents and consummating the Transactions, none of the Credit Parties intends to hinder, delay or defraud either present or future creditors or other Persons to which one or more of the Credit Parties is or will become indebted.

         This Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          RIVIERA HOLDINGS CORPORATION,
                           a Nevada corporation

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                                 EXHIBIT 4.1(p)

                                    [FORM OF]
                         FINANCIAL CONDITION CERTIFICATE

TO:  Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic
                                             --------
    Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time
    to  time  party  thereto  (the  "Lenders"),   and  Wachovia  Bank,  National
                                      -------
     Association,   as Administrative  Agent for  Lenders  (as  amended,
     modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not
               -----------------
    otherwise defined shall have the meanings set forth in the Credit Agreement)


DATE     :        [Date]

-------------------------------------------------------------------------------

         Pursuant to the terms of Section 4.1 of the Credit Agreement, I, [ , ] of the Borrower, hereby certify on behalf of the Credit Parties and not in my individual capacity that, as of the date hereof, the statements below are accurate and complete in all respects:

                  (a) There does not exist any pending or ongoing, action, suit, investigation, litigation or proceeding in any court or before any other Governmental Authority (i) affecting the Credit Agreement or the other Credit Documents, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date or (ii) that purports to affect any Credit Party or any of its Subsidiaries, or any transaction contemplated by the Credit Documents, which action, suit, investigation, litigation or proceeding could reasonably be expected to have a certain Adverse Effect, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date.

                  (b) Immediately after giving effect to the Credit Agreement, the other Credit Documents and all Transactions contemplated to occur on the Closing Date, (i) no Default or Event of Default exists, (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct, and (iii) the Credit Parties are in pro forma compliance with each of the initial financial covenants set forth in Section 5.9 of the Credit Agreement notwithstanding whether the Consolidated Leverage Ratio is required to be calculated pursuant to Section 5.9, as demonstrated by the financial covenant calculations set forth on Schedule A attached hereto, as of the most recent fiscal quarter ended prior to the Closing Date.

                  (c) Immediately after giving effect to the Credit Agreement, the other Credit Documents and all Transactions contemplated to occur on the Closing Date, each of the conditions precedent in Section 4.1 have been satisfied, including, without limitation:

                           (i) Except for the Pledge Approval, the Colorado
                  Gaming Notice and any Approvals of the Gaming Authorities or any other Governmental Authorities that the Administrative Agent or any Lender, Secured Party or Participant is required to obtain under the Gaming Laws or other Requirements of Law in order to exercise their respective rights and remedies under the Credit Documents (i) all boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the Transactions have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing, and (ii) the Borrower and the Guarantors have made all necessary registrations with, obtained all necessary consents or approvals of, given all necessary notices to, and taken all other necessary actions required by, each applicable Gaming Authority relative to the execution, delivery and performance of the Credit Documents by the Borrower and the Guarantors.

                           (ii) The Borrower has given notice of the
                  Transactions to the Colorado Gaming Authorities prior to the Closing Date.

                           (iii) There is no bankruptcy or insolvency
                  proceedings pending with respect to any Credit Party or any Subsidiary thereof.

                           (iv) All of the existing Indebtedness for borrowed
                  money of the Credit Parties and their Subsidiaries (excluding Indebtedness permitted to exist pursuant to Section 6.1of the Credit Agreement) has been repaid in full and all security interests related thereto have been terminated on or prior to the Closing Date (or in the case of the redemption of the Senior Notes, the Borrower has deposited with the Trustee an amount sufficient to redeem the Senior Notes so that the Senior Indenture shall be satisfied and discharged as of the Closing Date and all security interests related thereto have been terminated on or prior to the Closing Date).

                           (v) Since December 31, 2006, there has been no
                  material adverse change in the business, properties, prospects, operations or condition (financial or otherwise) of the Borrower or any of its Subsidiaries.

                           (vi) Attached hereto, as Exhibit A, are true and
                  complete copies of all Material Contracts, together with all exhibits and schedules.

                           (vii) The Borrower has received Ratings from S&P and
                  Moody's.

                           (viii) The Consolidated Leverage Ratio is no greater
                  than 5.65 to 1.0 after giving effect to the initial borrowings under the Credit Agreement and the consummation of the Transactions for the twelve month period through the last day of the quarter ending immediately prior to the Closing Date, as demonstrated by the financial covenant calculations set forth on Schedule A attached hereto.

                           (ix) (A) Attached hereto, as Exhibit B, are copies of
                  the most recent Gaming Authority gaming audit reports of each of the Facility's operations, (B) all Casino Licenses and other material licenses are in full force and effect as of the Closing Date and (C) the Credit Parties are in good standing with all applicable Gaming Authorities.


         This Financial Condition Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          RIVIERA HOLDINGS CORPORATION,
                          a Nevada corporation

                          By:
                             -----------------------------------------
                          Name:
                               ---------------------------------------
                          Title:
                                --------------------------------------

                                   Schedule A

                         Financial Covenant Calculations

                          [TO BE COMPLETED BY BORROWER]

                                    Exhibit A

                               Material Contracts

                          [TO BE COMPLETED BY BORROWER]

                                 [See attached.]

                                    Exhibit B

                           Gaming Authority Documents

                          [TO BE COMPLETED BY BORROWER]

                                 [See attached.]

                                 EXHIBIT 4.1(q)

                                    [FORM OF]
                             PATRIOT ACT CERTIFICATE

TO:  Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic
                                             --------
    Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time
    to  time  party  thereto  (the  "Lenders"),   and  Wachovia  Bank,  National
                                      -------
     Association,   as Administrative  Agent for  Lenders  (as  amended,
     modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not
               -----------------
    otherwise defined shall have the meanings set forth in the Credit Agreement)


DATE     :        [Date]



         I, [_______________], hereby certify that I am the duly elected, qualified and acting [_______________] of the Borrower and am authorized to execute this certificate on behalf of the Credit Parties.

         I hereby certify on behalf of the Credit Parties that attached hereto on Schedule A is true and complete information, as requested by the Administrative Agent, on behalf of the Lenders, for compliance with The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. (the "Patriot Act"), including, without limitation, the legal name and address of the Borrower and the other Credit Parties and other information that will allow the Administrative Agent or any Lender, as applicable, to identify the Borrower and the Credit Parties in accordance with the Patriot Act.

         This Patriot Act Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          RIVIERA HOLDINGS CORPORATION,
                           a Nevada corporation

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                                   Schedule A



------------------------------------------------------------------------------

-----------------------------------------------------------------------------
Legal Name of the Borrower:
------------------------------------------------------------------------------

State of Organization:
------------------------------------------------------------------------------

Type of Organization:
------------------------------------------------------------------------------

Address of Chief Executive Office:
------------------------------------------------------------------------------

Address of Principal Place of Business:
------------------------------------------------------------------------------

Organizational Identification Number:(1)
------------------------------------------------------------------------------

Federal Tax Identification Number:
------------------------------------------------------------------------------


------------------------------------------------------------------------------

Legal Name of Guarantor:
------------------------------------------------------------------------------

State of Organization:
------------------------------------------------------------------------------

Type of Organization:
------------------------------------------------------------------------------

Address of Chief Executive Office:
------------------------------------------------------------------------------

Address of Principal Place of Business:
------------------------------------------------------------------------------

Organizational Identification Number:
------------------------------------------------------------------------------

Federal Tax Identification Number:
------------------------------------------------------------------------------
[To be completed for each Guarantor]

                          [TO BE COMPLETED BY BORROWER]

                                 EXHIBIT 5.2(b)

                                    [FORM OF]
                        OFFICER'S COMPLIANCE CERTIFICATE

TO:  Wachovia Bank, National Association, as Administrative Agent

RE: Credit Agreement, dated as of June 8, 2007, by and among Riviera Holdings Corporation, a Nevada corporation (the "Borrower"), the certain Domestic
                                             --------
    Subsidiaries of the Borrower from time to time party thereto (the "Guarantors"), the lenders and other financial institutions from time
    to  time  party  thereto  (the  "Lenders"),   and  Wachovia  Bank,  National
                                      -------
     Association,   as Administrative  Agent for  Lenders  (as  amended,
     modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein and not
               -----------------
    otherwise defined shall have the meanings set forth in the Credit Agreement)



DATE     :        [Date]

-------------------------------------------------------------------------------


         For the fiscal [quarter] [year] ended [_________________, _____].

         The undersigned hereby certifies on behalf of the Credit Parties that, to the best of his/her knowledge, with respect to the Credit Agreement:

                  [(a) Attached hereto on Exhibit A is a certificate of the independent certified public accountants reporting on the financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate.](1)

                  (b) The financial statements delivered for the fiscal period referred to above present fairly the financial position of the Borrower and its Subsidiaries, for the period indicated above, in conformity with GAAP applied on a consistent basis.

                  (c) Each of the Credit Parties during the period indicated above observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Credit Agreement to be observed, performed or satisfied by it.

                  (d) I have obtained no knowledge of any Default or Event of Default under the Credit Agreement;(2)

                  (e) To the extent applicable, attached hereto on Schedule A are calculations in reasonable detail demonstrating compliance by the Credit Parties with the financial covenant contained in Section 5.9 of the Credit Agreement as of the last day of the fiscal period referred to above.

                  (f) Attached hereto on Schedule B is a certificate including a calculation of Excess Cash Flow and detailing the amount of all acquisitions, all dividends, Asset Dispositions, Debt Issuances and Equity Issuances that were made during the fiscal period referred to above, amounts received in connection with a Recovery Event during the fiscal period referred to above.

                  (g) [Attached hereto on Schedule C is an updated copy of Schedule 3.3 to the Credit Agreement.](3)

                  (h) [Attached hereto on Schedule D is an updated copy of Schedule 3.12 to the Credit Agreement.](4)

                  (i) [Attached hereto on Schedule E is an updated copy of Schedule 3.16 to the Credit Agreement.](5)

                  (j) [Attached hereto on Schedule F is an updated copy of Schedule 3.24 to the Credit Agreement.](6)

                  (k) [Attached hereto on Schedule G is an updated copy of Schedule 3.25 to the Credit Agreement.](7)

         This Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                          RIVIERA HOLDINGS CORPORATION,
                          a Nevada corporation

                            By:
                               -----------------------------------------
                            Name:
                                 ---------------------------------------
                            Title:
                                  --------------------------------------

19
CHAR1\876520v1

CHAR1\989822v3
                                   [Exhibit A

                             Accountant Certificate]

                                  See Attached.

                                   Schedule A

                         Financial Covenant Calculations

                          [TO BE COMPLETED BY BORROWER]

                                   Schedule B

                       Asset Dispositions/Recovery Events



I.       all acquisitions                                    I.    _________

II.      all dividends                                       II.   _________

III.     Asset Dispositions                                  III.  _________

IV.      Debt Issuances                                      IV.   _________

V.       Equity Issuances                                    V.      _________

VI.      Extraordinary Receipts                              VI.     _________

VII.     Excess Cash Flow (demonstrate calculation)          VII.    _________


                          [TO BE COMPLETED BY BORROWER]

                                   Schedule C

                        Schedule 3.3 to Credit Agreement

                          [TO BE COMPLETED BY BORROWER]

                                   Schedule D

                        Schedule 3.12 to Credit Agreement

                          [TO BE COMPLETED BY BORROWER]

                                   Schedule E

                        Schedule 3.16 to Credit Agreement

                          [TO BE COMPLETED BY BORROWER]

                                   Schedule F

                        Schedule 3.24 to Credit Agreement

                          [TO BE COMPLETED BY BORROWER]

                                 [Please attach a copy of each Material
Contract.]

CHAR1\873674v1


                                   Schedule G

                        Schedule 3.25 to Credit Agreement

                          [TO BE COMPLETED BY BORROWER]

                                 [Please attach a copy of the insurance
coverage.]




--------
(1) Include bracketed language if there are either multiple Assignors or multiple Assignees. (2) To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.
(1) Only to be used on the Closing Date or pursuant to Incremental Term
Facility.
                                                  (2)
                                                  LIBOR
                                                  Rate
                                                  is
                                                  only
                                                  available
                                                  on
                                                  the
                                                  Closing
                                                  Date
                                                  if
                                                  the
                                                  Borrower
                                                  delivers
                                                  a
                                                  Funding
                                                  Indemnity
                                                  Letter
                                                  in
                                                  accordance
                                                  with
                                                  the
                                                  Credit
                                                  Agreement
(1) The type of Loan may be represented by "L" for LIBOR Rate Loans or "ABR" for Alternate Base Rate Loans.
(1) The type of Loan may be represented by "L" for LIBOR Rate Loans or "ABR" for Alternate Base Rate Loans.
(1) This item does not apply to a Credit Party organized under the laws of Alabama, Indiana, Massachusetts, Nebraska, New Hampshire, New Mexico, New York, Oklahoma, South Carolina, Vermont or West Virginia. (1) To be provided annually.
(2) If a Default or Event of Default shall have occurred, an explanation of such Default or Event of Default shall be provided on a separate page attached hereto together with an explanation of the action taken or proposed to be taken by the Borrower with respect thereto.
(3) Attach Schedule C if the Borrower or any of its Subsidiaries has formed or acquired a new Subsidiary since the Closing Date or since Schedule 3.3 to the Credit Agreement was last updated. (4) Attach Schedule D if the Borrower or any of its Subsidiaries has formed or acquired a new Subsidiary since the Closing Date or since Schedule 3.12 to the Credit Agreement was last updated. (5) Attach Schedule E if the Borrower or any of its Subsidiaries has acquired any new Intellectual Property since the Closing Date or since Schedule 3.16 to the Credit Agreement was last updated. (6) Attach Schedule F if any new Material Contract has been entered into since the Closing Date or since Schedule 3.24 to the Credit Agreement was last updated (together with a copy of such Material Contract(s)). (7) Attach Schedule G if the Borrower or any of its Subsidiaries has altered or acquired any insurance policies since the Closing Date.